Exhibit 10.4









                         TRUST INDENTURE



                  Dated as of November 1, 1997


                             between


            LAKE CHARLES HARBOR AND TERMINAL DISTRICT


                               and


          FIRST NATIONAL BANK OF COMMERCE,  as Trustee













                         TRUST INDENTURE


                  DATED AS OF NOVEMBER 1, 1997


                             BETWEEN


            LAKE CHARLES HARBOR AND TERMINAL DISTRICT


                               AND


           FIRST NATIONAL BANK OF COMMERCE, AS TRUSTEE




            ARTICLE I:  INTRODUCTION AND DEFINITIONS


     Section 1.01. Description of the Indenture and the Parties. This Trust Indenture (as amended or supplemented from time to time as permitted hereby, the "Indenture"), dated as of November 1, 1997, executed by and between the LAKE CHARLES HARBOR AND TERMINAL DISTRICT (the "Issuer"), a governmental agency and body politic and corporate, created as a deep water port of the State of Louisiana, pursuant to and functioning under the Constitution and laws of the State of Louisiana, including particularly Part II of Chapter I of Title 34 of the Louisiana Revised Statutes of 1950, as amended, and FIRST NATIONAL BANK OF COMMERCE, a national banking association, having its principal corporate trust office in the City of New Orleans, Louisiana, as Trustee (the "Trustee").

      In consideration of the mutual promises contained in this Indenture, the rights conferred and the obligations assumed hereby, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer and the Trustee agree, assign, covenant, grant, pledge, promise, represent and warrant as set forth herein for their own benefit and for the benefit of the Bondholders.

     Section 1.02.  Definitions.

      (a) Words. In addition to terms defined elsewhere herein, the following terms have the following meanings in this Indenture unless the context otherwise requires:

           "Act" means, collectively, Part II of Chapter 1 of Title 34, Part XII, Chapter 4 and Chapter 13 of Title 39 of the Louisiana Revised Statutes of 1950, as amended, and
     Article VI, Sections 21, 43 and 44 of the Constitution of the State of Louisiana of 1974, as amended, and other constitutional and statutory authority.

           "Authorized Denominations" means (i) with respect to Bonds in the Multiannual Mode, $5,000 or any integral multiple thereof, (ii) with respect to Bonds in the Flexible Mode, $100,000 or any integral multiple of $1,000 in excess of $100,000 and (iii) with respect to Bonds in the Daily Mode and the Weekly Mode, $100,000 or any integral multiple thereof, and, as necessary to total the outstanding principal amount of the Bonds, a single bond in the denomination of $100,000 and any integral multiple of $5,000.

          "Bank" means an issuer of a Credit Facility.

           "Beneficial  Owners"  has the  meaning  set  forth  in
     Section 3.01(b)(ii).

          "BMA Municipal Index" means the Bond Market Association Municipal Index, as of the most recent date for which such index was published or such other weekly, high-grade index comprised of seven-day, tax-exempt, variable rate, demand notes produced by Municipal Market Data, Inc., or its successor, or as otherwise designated by the Bond Market Association.

           "Board" or "Board of Commissioners" means the lawfully qualified Board of the Issuer.

           "Bond Counsel" means an attorney or firm of attorneys of recognized standing in the field of public finance law relating to revenue bonds, selected by the Issuer and satisfactory to the Trustee and the Company.

           "Bondholders," "holders," "owners" or words of similar import means the registered owners of the Bonds from time to time as shown in the books kept by the Paying Agent as bond registrar and transfer agent.

           "Bondholder Election Notice" means the notice required to be given to the Paying Agent by a Bondholder of the election of such holder to tender Bonds bearing interest at a Daily Rate or a Weekly Rate, as such notice is described in the forms of the Daily Mode Bond and the Weekly Mode Bond in Sections 3.01(a)(iii) and 3.01(a)(iv), respectively.

           "Bond Resolution" means, collectively, the resolution of the Board adopted on October 9, 1997, and the resolution of the Board adopted on November 10, 1997, authorizing the issuance of the Bonds together with any supplemental resolutions or amendments to such resolutions.

           "Bonds" means the Lake Charles Harbor and Terminal District Port Improvement Revenue Bonds (Global Industries, Ltd. Project) Series 1997 authorized by the Bond Resolution and issued pursuant hereto, as well as all substitute or replacement Bonds issued pursuant hereto, and the term "Bond" shall mean any of the Bonds.

           "Book-Entry System" means the system maintained by the Securities Depository described in Section 3.01(b)(ii).

           "Business Day" means a day (i) on which banking institutions in any city in which an office of the Bank, if any, is located if drawings under a Credit Facility may be required to be made from such office, in New Orleans, Louisiana or in any of the cities in which the principal corporate trust offices of the Trustee and the Paying Agent are located are not required or authorized to remain closed and (ii) on which the New York Stock Exchange is not closed.

           "Code"  means  the provisions of the Internal  Revenue
     Code of 1986 or the comparable provisions of any subsequent federal income tax laws of the United States in effect at any given date.

           "Company" means Global Industries, Ltd., a corporation organized and existing under the laws of the State of Louisiana and its successors and assigns as permitted under the Facilities Agreement.

           "Company  Affiliate" means, for the purposes  of  this
     Indenture,   the  Issuer,  the  Company  and   each   Person
     controlling, controlled by or under common control with, or acting as a guarantor of, the Company.

          "Company Bond" means any Bond registered in the name of the Company pursuant to Sections 3.06(e) and 3.10(a).

          "Company Representative" means the person or persons at the time designated to act on behalf of the Company in a written certificate (or any alternate or alternates at the time so designated) furnished to the Trustee, containing the specimen signature of such person or persons and signed on behalf of the Company by its Chairman, President, or any Vice President, or any authorized employee of the Company. Such certificate may designate an alternate or alternates. The Company Representative may be an employee of the Company or a Company Affiliate.

           "Construction Fund" means the segregated fund or accounts thereof into which the proceeds from the sale and delivery of the Bonds will be deposited as provided in the Bond Resolution and in Section 3.02 of this Indenture.

           "Conversion Date" means the date on which a new Mode becomes effective with respect to a Bond, and with respect to a Bond in the Multiannual Mode, the date on which a new
     Rate Period becomes effective.

           "Cost of Construction" means all costs incurred by the Issuer or the Company with respect to the acquisition, construction and improvement of the Facilities, including but not limited to, the following items:

                 (i) obligations incurred or assumed for labor, materials and equipment (including obligations payable to the Company for expenditures made or costs incurred by the Company);

                 (ii) costs of any bonds and insurance deemed necessary or appropriate by the Company;

                 (iii) costs of engineering services, including the costs incurred or assumed for preliminary design and development, surveys, estimates and plans and specifications, and for supervising construction and performing all other duties required in connection with the construction, acquisition and improvement of the Facilities;

                      (iv)  costs  which  the  Company  shall  be
          required  to  pay  under the terms of any  contract  or
          contracts   in   connection  with   the   construction,
          acquisition and improvement of the Facilities;

                     (v)  sums required to reimburse the  Company
          for advances made for any of the above items, and for any other costs (including a portion of the interest costs of general Company borrowings) incurred for work done or caused to be done by the Company which are properly chargeable to the Facilities;

                     (vi)  interest on the Bonds, and  any  other
          bonds issued by the Issuer to finance the acquisition, construction and improvement of the Facilities, actually paid during or attributable to the period of construction of the Facilities and for a period of one year after completion of construction (which the Issuer has found to be a reasonable period);

                 (vii) to the extent authorized by the Act, costs
          of   all   other  items  related  to  the  acquisition,
          construction and improvement of the Facilities; and

                 (viii) all Costs of Issuance and other financing costs and fees to be paid during the period of construction.

           "Costs of Issuance" means all costs and expenses incurred by the Issuer or the Company in connection with the issuance and sale of the Bonds, including without limitation
     (i) fees and expenses of accountants, attorneys, engineers, underwriters (whether paid as a fee or a discount) and financial advisors, (ii) materials, supplies and printing and engraving costs, (iii) recording and filing fees, (iv) rating agency fees, (v) initial fees and expenses of any Trustee and Paying Agent, and (vi) the Issuer's administrative and overhead expenses as provided for in the Facilities Agreement.

           "Credit Facility" means any irrevocable transferable letter of credit or other credit enhancement facility delivered to the Trustee or the Paying Agent from time to time securing the Bonds in accordance with the terms thereof; provided that a policy of insurance securing the timely payment of Bonds at maturity or upon mandatory sinking fund redemption shall not constitute a Credit Facility.

           "Daily Mode" has the meaning set forth in the form of Daily Bonds in Section 3.01(a)(iii).

          "Daily Rate" means a rate or rates of interest borne by a Bond while it is in the Daily Mode.

           "Debt  Service Fund" means the fund and  the  accounts
     thereof  established  pursuant  to  Section  3.04  of   this
     Indenture.

            "Default"  has  the  meaning  given  such   term   in
     Section 6.01.

           "Delivery Date" means, with respect to a Bond tendered for purchase, the Purchase Date or any subsequent Business Day on which such Bond is delivered to the Paying Agent as provided in the forms of Flexible, Daily, Weekly and Multiannual Bonds in Section 3.01(a).

           "Effective Date" means the date on which  a  new  Rate
     Period for a Bond takes effect.

           "Eligible Funds" means (i) amounts drawn on any Credit Facility; (ii) other amounts paid to the Trustee or the Paying Agent pursuant to this Indenture which have been held by the Trustee or the Paying Agent, as the case may be, in trust for a period of at least 123 consecutive days during which no Event of Bankruptcy has occurred; (iii) earnings on amounts qualifying as Eligible Funds under clause (i) or
     (ii) above; and (iv) other amounts which if applied to the payment of the Bonds would not, in the opinion of nationally recognized counsel experienced in bankruptcy matters selected by the Company and satisfactory to the Issuer, the Trustee, be subject to avoidance as a preference under the United States Bankruptcy Code upon an Event of Bankruptcy. The Trustee or the Paying Agent, as the case may be, shall maintain records of Eligible Funds held by it.

          "Event of Bankruptcy" means the filing of a petition in bankruptcy or the commencement of a proceeding under the United States Bankruptcy Code or any other applicable law concerning insolvency, reorganization or bankruptcy by or against the Issuer or the Company as debtor.

           "Event of Default" has the meaning given such term  in
     Section 6.01.

          "Expiration Date" means the Stated Expiration Date of a Credit Facility, as such date may be extended from time to time by the Bank, or the date on which a Credit Facility is terminated or released in accordance with Section 3.15, including by reason of its substitution or replacement or its termination by the Company.

            "Facilities"  means  the  facilities  financed   with
     proceeds of the Bonds as described in Exhibit A to the Facilities Agreement as amended from time to time as provided therein.

                "Facilities   Agreement"  means  the   Facilities
                Agreement, dated as of November 1, 1997, by and between the Issuer and the Company, and all amendments and supplements thereto.

           "Facilities Payment" means each payment, other than payment in respect of Purchase Price, required to be paid by the Company with respect to the Bonds, including the principal of, redemption premium, if any, and interest on the Bonds, and all fees and expenses of the Trustee and the Paying Agent, together with any other payments required by the Bond Resolution, the Facilities Agreement or this Indenture.

           "Flexible Mode" has the meaning set forth in the form of Flexible Bonds in Section 3.01(a)(i).

          "Flexible Rate" means a rate or rates of interest borne by a Bond while it is in the Flexible Mode.

           "Government Obligations" means direct obligations of the United States of America, including obligations the full and timely payment of principal of and interest on which are unconditionally guaranteed by the United States of America, and which are noncallable and not subject to prepayment and which at the time of investment are legal investments under the laws of Louisiana for the money proposed to be invested therein.

           Except in the forms of the Bonds in Section 3.01, "hereby," "herein," "hereof" or "hereunder" refer to this Indenture as a whole rather than the particular section, subsection, paragraph, subparagraph, clause or subclause in which the word appears; and in each form of Bond, such words refer to such Bond as a whole.

           "Indenture" means this Trust Indenture as hereafter amended or supplemented from time to time as permitted hereby.

           "Issuer"  means the Lake Charles Harbor  and  Terminal
     District,  a  governmental  agency  and  body  politic   and
     corporate of the State of Louisiana.

          "Issuer Representative" means the Executive Director of the Issuer, or such other person as the Board shall designate.

           "Letter of Credit" means a Credit Facility for the Bonds in the form of a letter of credit and shall initially mean the irrevocable transferable letter of credit No. S-2172 with respect to the Bonds, issued by Bank One, Louisiana, National Association under a Reimbursement Agreement dated as of November 1, 1997, between the Company and said bank.

           "Maximum Interest Rate" means the maximum rate of interest allowed by Chapter 13 of Title 39 of the Louisiana Revised Statutes of 1950, as amended, or any applicable law of the United States of America permitting a higher maximum nonusurious rate that preempts such statute, which could lawfully be contracted for, charged or received. In addition, for purposes of determining whether any payment in respect of the Bonds that is deemed to be interest is usurious, all such sums that are paid or agreed to be paid for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bonds. The foregoing notwithstanding, no Bond shall ever bear interest at a stated interest rate in excess of the lesser of (i) the interest rate per annum used to determine the interest coverage under the Credit Facility or (ii) 15% per annum.

           "Mode" means the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Daily
     Mode, the Weekly Mode and the Multiannual Mode.

          "Moody's" means Moody's Investors Service, Inc.

          "Multiannual Mode" means the Mode in which the interest
     rate on the Bonds is fixed for periods of not less than  365 days as designated by the Company as described in the form of Multiannual Bonds in Section 3.01(a)(v).

           "Multiannual Rate" means the rate of interest borne by a Bond while it is in the Multiannual Mode.

           "Outstanding," when used to modify Bonds, refers to Bonds issued, authenticated and delivered under this Indenture, excluding: (i) Bonds which have been exchanged or replaced or otherwise surrendered for cancellation; (ii) Bonds which have been paid; (iii) Bonds which have become due and for the payment of which moneys have been duly provided; (iv) Bonds deemed tendered for purchase and not delivered to the Paying Agent on the Purchase Date, provided sufficient funds for payment of the Purchase Price are on deposit with the Paying Agent; and (v) Bonds with respect to which this Indenture has been defeased pursuant to
     Section 2.04.

           "Paying  Agent" means First National Bank of Commerce,
     New   Orleans,  Louisiana,  as  Paying  Agent   under   this
     Indenture, or any successor or successors designated as such from time to time pursuant to Section 3.11.

           "Paying Agent Subaccount" has the meaning given such term in Section 3.04(a).

          "Permitted Investments" has the meaning given such term in Section 3.13.

           "Person" means any individual or entity recognized by law.

           "Pledged Bond" means any Bond purchased with funds provided by a Credit Facility which is registered in the name of the Bank or its designee pursuant to Section 3.10.

           "Purchase Date" means the date on which Bonds shall be required to be purchased pursuant to a mandatory or optional tender in accordance with the provisions in the forms of Flexible, Daily, Weekly and Multiannual Rate Bonds in
     Section 3.01(a).

           "Purchase Price" means, with respect to any Bond, 100% of the principal amount thereof and accrued interest to the date established for purchase thereof.

          "Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Daily, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

           "Record date" means the date for which the holder of a Bond is fixed for purposes of payment, as set forth in the forms of the Bonds in Section 3.01(a).

            "Regulations"   means  the  Income  Tax   Regulations
     promulgated pursuant to the Internal Revenue Code.

           "Reimbursement Agreement" means, with respect to a Credit Facility, any agreement providing for reimbursement to the Bank by the Company for amounts paid by the Bank under the Credit Facility.

            "Remarketing  Agent"  means  Morgan  Stanley  &   Co.
     Incorporated,  or  an affiliate thereof, and  any  successor
     Remarketing  Agent appointed from time to time  pursuant  to
     Section 3.12.

           "Responsible Officer" shall mean an officer of the Paying Agent assigned to the Paying Agent's corporate trust department, including, without limitation, any Vice President, any Assistant Vice President, any Assistant Treasurer, Trust Officer or any other officer performing functions similar to those performed by the persons who at the time shall be such officers and also means any other officer of the Paying Agent to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

           "Securities Depository" means a "clearing agency" registered under Section 17A of the Securities Exchange Act of 1934, as amended, including The Depository Trust Company, New York, New York, or its nominee, and the successors and assigns of any such entity.

           "S&P" means Standard & Poor's Ratings Service (a division of The McGraw-Hill Companies, Inc.).

           "Stated Expiration Date" means the scheduled date of termination of a Credit Facility, as set forth therein.

           "Tax Letter of Representation" means the tax letter of representation executed by the Company in connection with the original issuance of the Bonds and delivered to the Trustee.

           "Tendered  Bond"  means any Bond  tendered  or  deemed
     tendered  for  purchase  pursuant to Sections  3.01(c)(iii),
     3.01(d)(iii),  3.01(d)(iv),  3.01(e)(iii),  3.01(e)(iv)   or
     3.01(f)(iii).

           "Trustee"  means First National Bank of Commerce,  New
     Orleans, Louisiana, as trustee under this Indenture and its successors in such capacity.

           "Weekly Mode" has the meaning set forth in the form of Weekly Bonds in Section 3.01(a)(iv).

           "Weekly Rate" means a rate or rates of interest borne by a Bond while it is in the Weekly Mode.

      (b) Number and Gender. Wherever appropriate (1) the singular and plural forms of words and (2) words of different gender shall, within those respective classifications, be deemed interchangeable.

      (c) Use of Examples. When a condition, class, category, circumstance or other concept is described in general terms herein and a list of possible examples of components of what has been described generally is associated with that description, and regardless of whether the words "include" or "including" or the like are also used, the listing shall be deemed illustrative only and shall not be construed as excluding other possible examples or components or as otherwise limiting the generality of the description in any way.

      (d) References to Time. All references to events required to occur by a specific time shall mean the prevailing Central time in the State of Louisiana.


   ARTICLE II:  ISSUANCE OF BONDS; THE ASSIGNMENT AND PLEDGE;
                   DEFEASANCE OF THE INDENTURE


      Section  2.01.   Issuance of Bonds.   The  Issuer,  by  the
adoption  of the Bond Resolution, has authorized the issuance  of
the   Bonds  pursuant  to  the  Act  to  finance  the  Costs   of
Construction, as hereinafter provided.

      Section 2.02. Assignment and Pledge of the Issuer. The Issuer, for consideration paid as hereinabove acknowledged, hereby irrevocably assigns and pledges to the Trustee in trust for the security of the Bondholders and the Bank upon the terms hereof all the Issuer's right, title and interest in (i) the Facilities Payments, (ii) all moneys and securities held by the Trustee for deposit in, or deposited in, the Debt Service Fund and the Construction Fund and investment earnings thereon, and
(iii) any collateral security for, and all proceeds of, any of the foregoing. The Trustee shall hold (a) all the rights, titles and interests received under this Section and (b) all revenues (exclusive of funds to which the Trustee is entitled in its own right, or as Paying Agent, as fees, reimbursement, indemnity or otherwise) received from the Company or derived from the exercise of the Issuer's powers hereunder in trust for the security of the Bondholders in accordance with the provisions hereof and the Bank for amounts advanced under the Credit Facility.

      Section 2.03. Further Assurances. The Issuer shall from time to time execute, deliver and record and file such instruments as are necessary to confirm, perfect or maintain the security created hereby and the assignment and pledge of rights hereunder and shall provide a copy of each record of filing with the Trustee.

     Section 2.04.  Defeasance.

      (a) Payment, Advance Funding and Defeasance. Any Bond (except Bonds in the Daily Mode or the Weekly Mode) shall be deemed to be paid within the meaning of this Section 2.04 when payment of the principal of, redemption premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date be by reason of maturity, redemption or otherwise; provided that such provision for payment shall be made in a manner sufficient to redeem such Bonds on or before the next mandatory tender date of such Bonds to be defeased), either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment, (1) money sufficient to make such payment or (2) Government Obligations, in each case, certified by an independent public accounting firm of national reputation to be sufficient, in the case of money, or to mature as to principal and interest in the case of Government Obligations, in such amount and at such times as will insure the availability, without reinvestment, of sufficient money to make such payment, and all necessary and proper fees, compensation, and expenses of the Trustee and the Paying Agent pertaining to the Bonds with respect to which such deposit is made shall have been paid or the payment thereof provided for to the satisfaction of the Trustee and the Paying Agent; provided, however, that no Bond secured by a Credit Facility shall be deemed to be paid pursuant to clause (a)(ii) above unless and until the money so deposited or used to purchase Government Obligations constitutes Eligible Funds and an opinion is obtained and filed with S&P and the Trustee from a firm of nationally recognized counsel experienced in bankruptcy matters selected by the Company and satisfactory to the Issuer to the effect that the payment of the Bonds would not be subject to avoidance as a preference under the United States Bankruptcy Code upon an Event of Bankruptcy. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such money or Government Obligations. The Company shall promptly give written notice to S&P of the defeasance of all Outstanding Bonds and shall provide S&P with a copy of any certified report prepared by the independent public accounting firm of national reputation referred to above in connection with a defeasance. No Bond tendered to the Paying Agent for payment shall be remarketed hereunder after the defeasance thereof. Any money deposited with the Trustee as provided in this Section 2.04 may at the written direction of the Company also be invested in Government Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this
Section 2.04 which is not required for the payment of the Bonds, the redemption premium, if any, and interest thereon, with respect to which such money has been so deposited, shall be turned over to the Company.

      (b) Notice of Redemption. Notwithstanding the foregoing, no deposit under clause (ii) of Section 2.04(a) shall be deemed a payment of a Bond as aforesaid until, with respect to a Bond to be redeemed prior to maturity, irrevocable written instructions have been given to the Paying Agent by the Company, with a copy to the Trustee, to give proper notice of redemption of such Bond in accordance with the Indenture, and in any case until the Company shall have given the Paying Agent, on forms satisfactory to it, irrevocable instructions to notify, as soon as practicable, the owner of the Bond that the deposit required by clause (ii) of Section 2.04(a) has been made with the Trustee and that said Bond is deemed to have been paid in accordance with this Section 2.04, and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of, redemption premium, if any, and interest on such Bond.

      (c) Use of Moneys and Government Obligations Set Aside. Notwithstanding anything contained elsewhere in this Indenture, all money or Government Obligations set aside and held in trust pursuant to the provisions of this Section 2.04 for the payment of Bonds, the redemption premium, if any, and interest thereon, shall be applied to and used solely for the payment of the particular Bonds, the redemption premium, if any, and interest thereon, with respect to which such money or Government Obligations have been so set aside in trust.

      (d) No Amendment. Notwithstanding anything contained elsewhere in this Indenture, if money or Government Obligations have been deposited or set aside with the Trustee pursuant to this Section 2.04 for the payment of Bonds and such Bonds shall not have in fact been actually paid in full, no amendment to the provisions of this Section 2.04 shall be made without the consent of the owner of each Bond affected thereby.

      Section 2.05. Release of Indenture. If, when all Bonds shall have become due and payable in accordance with their terms or otherwise as provided in this Indenture or shall have been duly called for redemption, and the whole amount of the principal, redemption premium, if any, and the interest so due and payable upon all of the Bonds then Outstanding (including, specifically, the Pledged Bonds, if any) and the obligation of the Company to the Bank in respect of amounts paid under the Credit Facility shall be paid, or sufficient money (which, in the case of Bonds secured by a Credit Facility, shall constitute Eligible Funds) shall be held by the Trustee for such purposes, and provision shall also be made for paying all other sums payable hereunder and/or under the Facilities Agreement by the Company then and in that case all right, title, and interest of the Trustee in these presents and the estate and rights hereby granted with respect to the Bonds shall thereupon cease, determine, and become void, and the Trustee in such case shall release this Indenture and shall execute such documents prepared by and at the expense of the Company to evidence such release as may be reasonably required by the Issuer and shall deliver any surplus funds held by it to the Company; and thereupon this Indenture shall terminate and be of no effect. Notwithstanding the foregoing, the obligations under Article III in respect of the payment provisions for the Bonds, the optional and mandatory tender requirements, registration of transfer, exchange, registration, discharge from registration and replacement of Bonds shall survive the discharge of the lien of the Indenture. Prior to the execution of any such documents in connection with the satisfaction and discharge of the Indenture and prior to the release of any liens granted hereunder, the Company shall deliver to the Trustee a certificate and an opinion of counsel each stating that all conditions precedent thereto have been complied with.


                     ARTICLE III:  THE BONDS


     Section 3.01.  The Bonds.

      (a)   Forms  of  Bonds.   The  Bonds  shall  be  issued  in
substantially the following forms for the four Modes:

           (i) Form of Flexible Bond. The Bonds may be issued in the Flexible Mode in substantially the form prescribed below.

$__________     No. F-

ANY HOLDER HEREOF WHO FAILS TO DELIVER THIS BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF AND ACCRUED INTEREST UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

                    UNITED STATES OF AMERICA

                       STATE OF LOUISIANA

            LAKE CHARLES HARBOR AND TERMINAL DISTRICT

                  Port Improvement Revenue Bond
                (Global Industries, Ltd. Project)
                           Series 1997


REGISTERED OWNER:

PRINCIPAL AMOUNT:                                       DOLLARS

INTEREST DUE: $
     (on the Next Purchase Date)

INTEREST RATE:
     (to the Next Purchase Date)

NEXT PURCHASE DATE:

COMMENCEMENT DATE OF RATE PERIOD:

MATURITY DATE:  ___________

MODE: Flexible

CUSIP:

     THE OBLIGATION TO PAY THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THIS BOND FROM THE SOURCES DESCRIBED BELOW IS SOLELY AND EXCLUSIVELY A SPECIAL OBLIGATION OF THE LAKE CHARLES HARBOR AND TERMINAL DISTRICT (THE "ISSUER"). THE BONDS DO NOT NOW AND SHALL NEVER CONSTITUTE AN INDEBTEDNESS OR A PLEDGE OF THE GENERAL CREDIT OF THE ISSUER, THE STATE OF LOUISIANA, OR ANY POLITICAL SUBDIVISION OF THE STATE OF LOUISIANA, WITHIN THE MEANING OF ANY CONSTITUTIONAL PROVISION OR STATUTORY LIMITATION OF INDEBTEDNESS. NO OTHER PUBLIC ENTITY, INCLUDING THE STATE OF LOUISIANA, ANY POLITICAL SUBDIVISION THEREOF OTHER THAN THE ISSUER, OR ANY OTHER PUBLIC BODY, IS OBLIGATED, DIRECTLY, INDIRECTLY, CONTINGENTLY, OR IN ANY OTHER MANNER, TO PAY SUCH PRINCIPAL, PREMIUM, OR INTEREST FROM ANY SOURCE WHATSOEVER. THIS BOND SHALL NOT BE CONSIDERED A GENERAL OBLIGATION OF THE BOARD OF COMMISSIONERS OF THE ISSUER, THE ISSUER, OR THE STATE OF LOUISIANA. THE REGISTERED OWNER HEREOF SHALL NEVER HAVE THE RIGHT TO DEMAND PAYMENT OF THIS BOND OR THE INTEREST HEREON OUT OF ANY FUNDS RAISED OR TO BE RAISED BY TAXATION OR FROM ANY OTHER FUNDS EXCEPT THE SOURCES DESCRIBED BELOW, AND NO REPRESENTATION IS MADE HEREIN WITH RESPECT TO THE ANTICIPATED SUFFICIENCY OF SUCH SOURCES. NO PHYSICAL PROPERTY IS ENCUMBERED BY ANY LIEN OR SECURITY INTEREST FOR THE BENEFIT OF THE REGISTERED OWNER OF THIS BOND.

      The  Issuer,  for value received, promises to  pay  to  the
REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Indenture mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent Interest Payment Date, as defined below, to which interest has been paid or duly provided for or, if no interest has been paid, from the COMMENCEMENT DATE OF RATE PERIOD set forth above, until paid in full, at the rates per annum described below, payable on each Interest Payment Date, as defined below. Interest shall be due on this bond on each Purchase Date (as defined below) and on the MATURITY DATE (the "Interest Payment Dates"). This bond shall bear interest at the INTEREST RATE set forth above up to the NEXT PURCHASE DATE. Thereafter, the
Remarketing Agent (as defined below) shall redetermine the Flexible Rate for each Rate Period (as defined below), which shall be the rate of interest determined by the Remarketing Agent designated as provided in the Indenture (herein, with its successors, the "Remarketing Agent"), for each Rate Period (as defined below) to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, is necessary on and as of the Effective Date, as defined below, to remarket this bond in a secondary market transaction at a price equal to the principal amount thereof, but not in excess of the Maximum Interest Rate. The amount of interest due on any Interest Payment Date shall be the amount of unpaid interest accrued on this bond through the day preceding such Interest Payment Date.

      It is hereby certified, recited, declared and covenanted that this bond has been duly and validly authorized, issued and delivered; that all acts, conditions and things required or proper to be performed, exist and be done precedent to and in the execution and delivery of the Indenture and in the authorization, issuance and delivery of this bond do exist, have happened and have been performed in due time, form and manner, as required by law; that the issuance of this bond and the series of which it forms a part does not exceed or violate any constitutional or statutory limitation; that this bond is a special revenue obligation of the Issuer, with the principal of and interest on this bond being payable solely from (except to the extent payable from amounts attributable to proceeds of the Bonds), and secured solely by a lien on and pledge of, the revenues or payments hereinafter described; and that this bond is one of a series of Port Improvement Revenue Bonds (Global Industries, Ltd. Project) Series 1997 (the "Bonds") issued in the aggregate principal amount of $28,000,000 FOR THE PURPOSE OF PROVIDING A PORTION OF THE COST OF THE ACQUISITION, CONSTRUCTION AND IMPROVEMENT OF CERTAIN DOCK AND WHARF FACILITIES (THE "FACILITIES") TO BE LEASED BY THE ISSUER TO GLOBAL INDUSTRIES, LTD. (THE "COMPANY") WITHIN THE BOUNDARIES OF THE ISSUER, pursuant to and secured by a Trust Indenture (the "Indenture") dated as of November 1, 1997 between the Issuer and First National Bank of Commerce, as Trustee (the "Trustee"). Pursuant to a Facilities Agreement (the "Facilities Agreement") dated as of November 1, 1997 between the Company and the Issuer, the Company has unconditionally agreed to make Facilities Payments in the amounts necessary to pay the principal of, premium, if any, and interest on the Bonds when due. Reference is hereby made to the Facilities Agreement and the Indenture for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Issuer, the Trustee, the Paying Agent, and the Bondholders, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Facilities Agreement and the Indenture may be amended to the extent and in the manner provided therein. Copies of the Facilities Agreement and the Indenture are available for inspection at the corporate trust office of the Trustee.

     [The following paragraph, completed or altered as necessary, is to be inserted in Bonds which are supported by a Credit
Facility.]

      The Purchase Price and principal of and interest on this bond are also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds (together with any extensions and renewals thereof, the "Letter of Credit") issued by the Bank (as defined in the Indenture) in the initial aggregate stated amount of $_______________ pursuant to the terms of a Reimbursement Agreement dated as of ______________ (the "Reimbursement Agreement") by and between the Company and the Bank. The Letter of Credit initially expires on ______________________ but may be terminated earlier upon the occurrence of certain events set forth in the Indenture and the
Reimbursement   Agreement  or  extended  as   provided   in   the
Reimbursement Agreement. The Company may substitute for the Letter of Credit in whole or in part, a new letter of credit or other credit enhancement facility (together with the Letter of Credit, a "Credit Facility") as provided in the Indenture and the Reimbursement Agreement.

      The principal amount of this bond together with accrued interest may become or be declared immediately due and payable in the manner and with the effect provided in the Indenture.

      Unless otherwise defined herein, capitalized terms used  in
this  bond  shall have the meaning given them in the   Indenture.
The following terms are defined as follows:

     "Business Day" means a day (i) on which banking institutions [in any city in which an office of the Bank is located if drawings under a Credit Facility may be required to be made from such office,]* in New Orleans, Louisiana or in any of the cities in which the principal corporate trust offices of the Trustee and the Paying Agent are located are not required or authorized to remain closed and (ii) on which the New York Stock Exchange is not closed.

      *Bracketed language to be added to Bonds supported by a Credit Facility.

      "Effective Date" means the date on which a new Rate Period for a Bond takes effect.

      "Mode" means the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Daily Mode, the Weekly Mode and the Multiannual Mode.

      "Purchase Date" means the date on which this bond shall be required to be purchased pursuant to a mandatory tender in accordance with the provisions hereof.

      "Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

      At the option of the Company and upon certain conditions provided for in the Indenture described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Daily Mode, the Weekly Mode or the
Multiannual Mode, which means that the Rate Period is, respectively, one day, one week or not less than 365 days and (b) may be converted or reconverted from time to time to or from the Flexible Mode.

      Conversions of this bond to any other Mode may take place only on an Effective Date. Conversion of this bond to any other Mode shall be subject to certain conditions set forth in the Indenture. In the event that the conditions for a proposed conversion to a new Mode are not met (i) such new Mode shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondholders of such conversion, and (ii) this bond shall automatically convert to the Daily Mode until a new
Mode is determined in accordance with the Indenture. In no event shall the failure of this bond to be converted to a new Mode be deemed to be a Default or an Event of Default under the Indenture as long as the Purchase Price is made available on the failed conversion date to holders of all Bonds that were to have been converted.

     The interest rate for this bond in the Flexible Mode will be determined by the Remarketing Agent and will remain in effect from and including the Effective Date of the Rate Period selected for that Bond by the Remarketing Agent through the last date thereof. Bonds in the Flexible Mode may have successive Rate Periods of any duration up to and including 270 days each and ending on a day preceding a Business Day and any Bond may bear interest at a rate and for a period different from any other Bond.

       In the event that the Remarketing Agent no longer determines, or fails to determine when required, any Rate Period or any Flexible Rate for any Bonds, or, if for any reason such manner of determination shall be determined to be invalid or unenforceable, the Rate Period for any such Bond shall be deemed to be Daily Rate Periods until a new Mode is determined in accordance with the Indenture, and the Daily Rate shall be determined by reference to a published index as provided in the Indenture.

      This bond is subject to mandatory tender for purchase and shall be purchased on the NEXT PURCHASE DATE set forth above at a price of 100% of the principal amount hereof (the "Purchase Price"). THE HOLDER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND, ON SUCH PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE AND ACCRUED INTEREST. All deliveries of tendered Bonds, including deliveries of Bonds subject to mandatory tender, shall be made to the Paying Agent at 210 Barrone Street-Basement Level, New Orleans, Louisiana 70112, or such other address specified in writing by the Paying Agent to the Bondholders. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. From and after such Purchase Date, no further interest shall be payable to the REGISTERED OWNER provided that there are sufficient funds available on such Purchase Date to pay the Purchase Price.

      Each determination and redetermination of the Flexible Rate shall be conclusive and binding on the Issuer, the Trustee, the Paying Agent, the Bank, the Company and the Bondholders.

      Interest shall be computed on this bond on the basis of a 365- or 366-day year, as appropriate, and actual days elapsed. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective rate until paid or duly provided for.

      The  principal  of and interest on this  bond  due  on  the
MATURITY DATE are payable when due by wire transfer of immediately available funds within the continental United States or at the option of the REGISTERED OWNER by check to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the offices of First National Bank of Commerce, New Orleans, Louisiana, as Paying Agent (with its successors in such capacity, the "Paying Agent"). The Purchase Price of this bond and accrued interest to the Purchase Date are payable in immediately available funds by wire transfer within the continental United States from the Paying Agent or at the option of the REGISTERED OWNER by check to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Payment of the Purchase Price and accrued interest of this bond to such owner shall be made on the Delivery Date, which shall be the Purchase Date, or the day on which this bond is presented and surrendered, if later than the Purchase Date, if presentation and surrender of this bond is made prior to 12:00 noon, Central time, on the day of presentation and surrender and is the next succeeding Business Day if this bond is delivered to the Paying Agent after 12:00 noon, Central time on such day. Overdue interest on this bond, or interest on overdue principal is payable in immediately available funds by wire transfer within the continental United States from the Paying Agent or at the option of the REGISTERED OWNER by check to the REGISTERED OWNER, determined as of the close of business on the applicable special record date as determined by the Trustee, at its address as shown on the registration books maintained by the Paying Agent. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondholders at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Issuer, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondholders, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

      Any notice required by this bond to be given to Bondholders shall be effective when mailed, notwithstanding when or if such notice is received by any Bondholder.

      This bond is subject to mandatory redemption, in whole (except as provided below), within 180 days after a Determination of Taxability, as hereinafter defined, at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date, but without premium. "Determination of Taxability" means a final determination by any court of competent jurisdiction in the United States, or a final action of the Internal Revenue Service, in either case in a proceeding of which the Company has received timely notice and in which the Company has had sufficient opportunity to participate, to the effect that, as a result of the failure of the Company to observe or perform any covenant, agreement, representation, or warranty in the Facilities Agreement, the interest on the Bonds is includable in the gross income (for federal income tax purposes) of the holder thereof (except for any holder who is a "substantial user" of the Facilities or a "related person" as those terms are used and defined in the Code).

      Upon the occurrence of a Determination of Taxability, this bond shall be redeemed in whole as provided above, unless, in the opinion of a nationally recognized bond counsel ("Bond Counsel"), redemption of a portion of the Bonds outstanding would have the result that interest payable on the remaining Bonds outstanding after the redemption would not be includable in the gross income (for federal income tax purposes) of holders thereof (except for any holder who is a "substantial user" of the Facilities or a "related person" as those terms are used and defined in the
Code), in which event only such portion shall be required to be redeemed. Any such partial redemption shall be made within 180 days following the Determination of Taxability, at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date, but without premium, at least in such aggregate amount as is deemed necessary by Bond Counsel to cause the interest on the remaining outstanding Bonds not to be includable in gross income, as described above.

      If this bond is redeemed as provided above in accordance with the terms of the Indenture, then the failure by the Company to observe or perform a covenant, agreement, representation, or warranty in the Facilities Agreement which results in a Determination of Taxability shall not constitute an Event of Default under the Indenture or the Facilities Agreement, and payment of the redemption price specified above shall constitute full and complete payment and satisfaction to the holder of this bond for any claims, damages, costs, or expenses arising out of or based upon such failure by the Company.

      If less than all of this bond is to be called for redemption, the portion thereof to be redeemed shall be selected as provided in the Indenture. If less than all of the principal amount of this bond is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new bond or, at the option of the REGISTERED OWNER, bonds for the unredeemed principal amount.

      This bond is subject to optional redemption in whole or  in part at the direction of the Company on any day when this bond is
subject  to  mandatory  tender by  the  REGISTERED  OWNER   at  a
redemption price of par.

      At least 30 days prior to the date selected for the redemption of any of the Bonds prior to their scheduled maturity, the Paying Agent shall cause a written notice of such redemption to be mailed by the Paying Agent, postage prepaid, not less than 30 days prior to the date selected for redemption, to each REGISTERED OWNER of the Bonds to be redeemed, addressed to such REGISTERED OWNER at its address appearing on the registration books maintained by the Paying Agent and to major securities depositories, national bond rating agencies and bond information services as at the time customarily receive such notices; but the failure of the REGISTERED OWNER to receive, or any defect therein or in the mailing thereof, shall not affect the redemption of such Bonds. Such notice of redemption shall identify the Bonds to be redeemed, the date selected for such redemption, the places of payment of the redemption price of the Bonds which are to be so redeemed and the redemption price at which the Bonds will be redeemed.

      Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, if moneys for the redemption have been deposited with the Trustee, then, from and after the date fixed for redemption, no interest on this bond (or such portion) will accrue. The Paying Agent will not be required to make an exchange or transfer of this bond
(i) if this bond (or any portion hereof) has been selected for redemption or (ii) within forty-five (45) days prior to the date fixed for redemption if this bond (or any portion hereof) is eligible to be selected for redemption.

      IN CERTAIN CIRCUMSTANCES SET OUT HEREIN, THIS BOND IS SUBJECT TO PURCHASE. IN EACH SUCH EVENT AND UPON DEPOSIT OF THE PURCHASE PRICE WITH THE PAYING AGENT ON THE PURCHASE DATE, THIS BOND SHALL BE DEEMED TENDERED FOR PURCHASE AND SHALL CEASE TO BE DEEMED TO BE OUTSTANDING UNDER THE INDENTURE, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED TO RECEIVE THE PURCHASE PRICE AND ACCRUED INTEREST SO DEPOSITED WITH THE PAYING AGENT ONLY UPON SURRENDER OF THIS BOND TO THE PAYING AGENT.

     This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in Authorized Denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless effected by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in Authorized Denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any.

      Bonds in the Flexible Mode are issuable only in fully registered form and shall be in Authorized Denominations of $100,000 or any integral multiple of $1,000 in excess of $100,000.

      The Issuer, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

      This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or its duly appointed agent for such purpose.

      IN WITNESS WHEREOF, this bond has been signed with the manual or facsimile signature of the President of the Issuer, and countersigned with the manual or facsimile signature of the Secretary of the Issuer, and the official seal of the Issuer has been duly impressed, or placed in facsimile, on this bond, all as of the first day of November, 1997.

                         LAKE   CHARLES   HARBOR   AND   TERMINAL
                         DISTRICT


(Seal)                        By:
                              President, Board of Commissioners


                         By:  _______________________________
                              Secretary, Board of Commissioners


                  Certificate of Authentication


     This bond is one of the Bonds described in the  Indenture.

                         FIRST NATIONAL BANK OF COMMERCE,
                         New Orleans, Louisiana,
                         as Trustee
Date of Authentication:

                         By:________________________________
                              Authorized Signatory
                         or

                         By:  __________________________,
                              as agent of the Trustee


                         By:__________________________________
                                 Authorized        Signatory

                           Assignment


      For value received the undersigned sells, assigns and transfers this bond to



_________________________________________________________
                 (Name and Address of Assignee)


_________________________________________________________



_________________________________________________________
  Social Security or Other Identifying Number of Assignee

  and irrevocably appoints________________________________,
  attorney-in-fact, to transfer it on the books kept for
  registration  of  the  bond,  with  full   power   of
  substitution.


Dated:

Signature Guaranteed:

_____________________________________________
Bank, Trust Company or Brokerage Firm



By:  _____________________________________
     Authorized Signatory


     NOTICE:   Signatures must be guaranteed by an "eligible
     guarantor institution" meeting the requirements of  the
     Trustee   and  the  Paying  Agent,  which  requirements
     include  membership or participation in STAMP  or  such
     other   "signature  guarantee  program"   as   may   be
     determined by the Trustee or the Paying Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.
     The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common               UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety   _______ Custodian_______
JT TEN  - as joint tenants with rights  (Cust)          (Minor)
          of survivorship and not as
          tenants in common
                                       Act_____________________
                                                 (State)

Additional abbreviations may also be used though not set forth in the list above.

          (ii) [Reserved Section.]

           (iii) Form of Daily Bond. The Bonds may be issued in the Daily Mode in substantially the form prescribed below.

$__________    No. D-

ANY HOLDER HEREOF WHO FAILS TO DELIVER THIS BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF AND ACCRUED INTEREST UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

                    UNITED STATES OF AMERICA

                       STATE OF LOUISIANA

            LAKE CHARLES HARBOR AND TERMINAL DISTRICT

                  Port Improvement Revenue Bond
                (Global Industries, Ltd. Project)
                           Series 1997


REGISTERED OWNER:

PRINCIPAL AMOUNT:                                       DOLLARS

INTEREST PAYMENT DATES:

     (i)  the first Business Day of each calendar month, and
     (ii) the Maturity Date

MATURITY DATE:  ____________

DATE OF THIS BOND:
     (Date as of which Bonds of this series were initially issued)

MODE:  Daily

CUSIP:

     THE OBLIGATION TO PAY THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THIS BOND FROM THE SOURCES DESCRIBED BELOW IS SOLELY AND EXCLUSIVELY A SPECIAL OBLIGATION OF THE LAKE CHARLES HARBOR AND TERMINAL DISTRICT (THE "ISSUER"). THE BONDS DO NOT NOW AND SHALL NEVER CONSTITUTE AN INDEBTEDNESS OR A PLEDGE OF THE GENERAL CREDIT OF THE ISSUER, THE STATE OF LOUISIANA, OR ANY POLITICAL SUBDIVISION OF THE STATE OF LOUISIANA, WITHIN THE MEANING OF ANY CONSTITUTIONAL PROVISION OR STATUTORY LIMITATION OF INDEBTEDNESS. NO OTHER PUBLIC ENTITY, INCLUDING THE STATE OF LOUISIANA, ANY POLITICAL SUBDIVISION THEREOF OTHER THAN THE ISSUER, OR ANY OTHER PUBLIC BODY, IS OBLIGATED, DIRECTLY, INDIRECTLY, CONTINGENTLY, OR IN ANY OTHER MANNER, TO PAY SUCH PRINCIPAL, PREMIUM, OR INTEREST FROM ANY SOURCE WHATSOEVER. THIS BOND SHALL NOT BE CONSIDERED A GENERAL OBLIGATION OF THE BOARD OF COMMISSIONERS OF THE ISSUER, THE ISSUER, OR THE STATE OF LOUISIANA. THE REGISTERED OWNER HEREOF SHALL NEVER HAVE THE RIGHT TO DEMAND PAYMENT OF THIS BOND OR THE INTEREST HEREON OUT OF ANY FUNDS RAISED OR TO BE RAISED BY TAXATION OR FROM ANY OTHER FUNDS EXCEPT THE SOURCES DESCRIBED BELOW, AND NO REPRESENTATION IS MADE HEREIN WITH RESPECT TO THE ANTICIPATED SUFFICIENCY OF SUCH SOURCES. NO PHYSICAL PROPERTY IS ENCUMBERED BY ANY LIEN OR SECURITY INTEREST FOR THE BENEFIT OF THE REGISTERED OWNER OF THIS BOND.

      The  Issuer,  for value received, promises to  pay  to  the
REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Indenture mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates per annum described below, payable on each INTEREST PAYMENT DATE. The Daily Rate for this bond shall be the rate of interest determined by the Remarketing Agent designated as provided in the Indenture (herein, with its successors, the "Remarketing Agent"), for each Rate Period (as defined below) to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, would permit the sale of the Bonds (as defined below) in the Daily Mode at par plus accrued interest on and as of the Effective Date, as defined below, but not in excess of the Maximum Interest Rate. The Remarketing Agent shall determine the initial Daily Rate on or before the date of issue in or of conversion to the Daily Mode, which rate shall remain in effect as provided in the Indenture. Thereafter, the Remarketing Agent shall redetermine the Daily Rate for each Rate Period as provided below. The amount of interest due on any INTEREST PAYMENT DATE shall be the amount of unpaid interest accrued on this bond through the day preceding such INTEREST PAYMENT DATE.

      It is hereby certified, recited, declared and covenanted that this bond has been duly and validly authorized, issued and delivered; that all acts, conditions and things required or proper to be performed, exist and be done precedent to and in the execution and delivery of the Indenture and in the authorization, issuance and delivery of this bond do exist, have happened and have been performed in due time, form and manner as required by law; that the issuance of this Bond and the series of which it forms a part does not exceed or violate any constitutional or statutory limitation; that this bond is a special revenue obligation of the Issuer, with the principal of and interest on this bond being payable solely from (except to the extent payable from amounts attributable to proceeds of the Bonds), and secured solely by a lien on and pledge of, the revenues or payments hereinafter described; and that this bond is one of a series of Port Improvement Revenue Bonds (Global Industries, Ltd. Project) Series 1997 (the "Bonds") issued in the aggregate principal amount of $28,000,000 FOR THE PURPOSE OF PROVIDING A PORTION OF THE COST OF THE ACQUISITION, CONSTRUCTION AND IMPROVEMENT OF CERTAIN DOCK AND WHARF FACILITIES (THE "FACILITIES") TO BE LEASED BY THE ISSUER TO GLOBAL INDUSTRIES, LTD. (THE "COMPANY") WITHIN THE BOUNDARIES OF THE ISSUER, pursuant to and secured by a Trust Indenture (the "Indenture") dated as of November 1, 1997 between the Issuer and First National Bank of Commerce, as Trustee (the "Trustee"). Pursuant to a Facilities Agreement (the "Facilities Agreement") dated as of November 1, 1997 between the Company and the Issuer, the Company has unconditionally agreed to make Facilities Payments in the amounts necessary to pay the principal of, premium, if any, and interest on the Bonds when due. Reference is hereby made to the Facilities Agreement and the Indenture for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Issuer, the Trustee, the Paying Agent, and the Bondholders, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Facilities Agreement and the Indenture may be amended to the extent and in the manner provided therein. Copies of the Facilities Agreement and the Indenture are available for inspection at the corporate trust office of the Trustee.

     [The following paragraph, completed or altered as necessary, is to be inserted in Bonds which are supported by a Credit
Facility.]

      The Purchase Price and principal of and interest on this bond are also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds (together with any extensions and renewals thereof, the "Letter of Credit") issued by the Bank (as defined in the Indenture) in the initial aggregate stated amount of $_______________ pursuant to the terms of a Reimbursement Agreement dated as of ______________ (the "Reimbursement Agreement") by and between the Company and the Bank. The Letter of Credit initially expires on ______________________ but may be terminated earlier upon the occurrence of certain events set forth in the Indenture and the
Reimbursement   Agreement  or  extended  as   provided   in   the
Reimbursement Agreement. The Company may substitute for the Letter of Credit in whole or in part, a new letter of credit or other credit enhancement facility (together with the Letter of Credit, a "Credit Facility") as provided in the Indenture and the Reimbursement Agreement.

      The principal amount of this bond together with accrued interest may become or be declared immediately due and payable in the manner and with the effect provided in the Indenture.

      Unless otherwise defined herein, capitalized terms used  in
this  bond  shall have the meaning given them in the   Indenture.
The following terms are defined as follows:

     "Business Day" means a day (i) on which banking institutions [in any city in which an office of the Bank is located if drawings under a Credit Facility may be required to be made from such office,]* in New Orleans, Louisiana or in any of the cities in which the principal corporate trust offices of the Trustee and the Paying Agent are located are not required or authorized to remain closed and (ii) on which the New York Stock Exchange is not closed.

      *Bracketed language to be added to Bonds supported by a Credit
Facility.

      "Effective Date" means the date on which a new Rate Period for a Bond takes effect.

      "Mode" means the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Daily Mode, the Weekly Mode and the Multiannual Mode.

      "Purchase Date" means the date on which this bond shall be required to be purchased pursuant to a mandatory or optional tender in accordance with the provisions hereof.

      "Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond, the period during which such rate of interest determined for such Bond will remain in effect as described herein. A new interest rate shall take effect on the date the Daily Mode takes effect and thereafter on each Business Day.

      At the option of the Company and upon certain conditions provided for in the Indenture described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Flexible Mode, the Weekly Mode or the
Multiannual Mode, which means that the Rate Period is, respectively, from 1 up to and including 270 days, one week or not less than 365 days and (b) may be converted or reconverted from time to time to or from the Daily Mode.

      Conversions of this bond to any other Mode may take place only on a Business Day upon fifteen (15) days' prior written notice from the Paying Agent to the REGISTERED OWNER of this bond. Conversion of this bond to any other Mode shall be subject to certain conditions set forth in the Indenture. In the event that the conditions for a proposed conversion to a new Mode are not met (i) such new Mode shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondholders of such conversion, and (ii) this bond shall remain in the Daily Mode until a new Mode is determined in accordance with the Indenture. In no event shall the failure of this bond to be converted to a new Mode be deemed to be a Default or an Event of Default under the Indenture as long as the Purchase Price is made available on the failed conversion date to holders of all Bonds that were to have been converted.

      The interest rate for this bond in the Daily Mode will be determined by the Remarketing Agent not later than the Effective Date and shall be effective from the Effective Date until the next succeeding Business Day. If the Remarketing Agent fails to make such determination or fails to announce the Daily Rate, or in the event that the Remarketing Agent no longer determines, or fails to determine when required, any Daily Rate for any Bonds, or, if for any reason such manner of determination shall be determined to be invalid or unenforceable, the Rate Period for any such Bonds shall be deemed to be the Daily Rate Period until a new Mode is determined in accordance with the Indenture, and the Daily Rate shall be determined by reference to a published index as provided in the Indenture. The Remarketing Agent shall announce the Daily Rate by telephone to the Paying Agent not later than 9:00 A.M., Central time on the Effective Date, and shall promptly confirm such notice in writing. Any Bondholder may ascertain the Daily Rate at any time by contacting the Paying Agent or the Remarketing Agent.

      Each determination and redetermination of the Daily Rate shall be conclusive and binding on the Issuer, the Trustee, the Paying Agent, the Bank, the Company and the Bondholders.

      Interest shall be computed on this bond on the basis of a 365- or 366-day year, as appropriate, and actual days elapsed. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then Daily Rate until paid or duly provided for.

      The principal of this bond is payable when due by wire transfer of immediately available funds within the continental United States or at the option of the REGISTERED OWNER by check to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the office of First National Bank of Commerce, New Orleans, Louisiana, as Paying Agent (with its successors in such capacity, the "Paying Agent"). Interest on this bond is payable in immediately available funds by wire transfer within the continental United States from the Paying Agent or at the option of the REGISTERED OWNER by check to the
REGISTERED OWNER, determined as of the close of business on the record date on the registration books maintained by the Paying Agent. Payment of the Purchase Price (as defined below) and accrued interest of this bond to such owner shall be made on the Delivery Date, which shall be the Purchase Date, or the day on which this bond is presented and surrendered, if later than the Purchase Date, if presentation and surrender of this bond is made prior to 12:00 noon, Central time, on the day of presentation and surrender and is the next succeeding Business Day if this bond is delivered to the Paying Agent after 12:00 noon, Central time on such day.

      The record date for payment of interest on this bond is the Business Day preceding the date on which interest is to be paid. With respect to overdue interest or interest payable on redemption of this bond other than an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee may establish a special record date. Overdue interest on this bond, or interest on overdue principal is payable in immediately available funds by wire transfer within the continental United States from the Paying Agent or at the option of the REGISTERED OWNER by check to the REGISTERED OWNER, determined as of the close of business on the applicable special record date as determined by the Trustee, at its address as shown on the registration books maintained by the Paying Agent. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondholders at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Issuer, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondholders, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

      The REGISTERED OWNER of this bond shall have the right to tender this bond for purchase in multiples of $100,000 at a price (the "Purchase Price") equal to 100% of the principal amount thereof, plus accrued interest, if any, to the Purchase Date, upon compliance with the conditions described below, provided that if the Purchase Date is an INTEREST PAYMENT DATE, accrued interest shall be paid separately, and not as part of the Purchase Price on such date. In order to exercise the right to tender, the REGISTERED OWNER must provide to the Paying Agent written or telephonic notice (and if notice is given by telephone, it must be promptly confirmed in writing, including by facsimile transmission delivered to the Paying Agent), which notice must include (i) the name of the series of which the bond was issued, (ii) the CUSIP number of the bond being tendered,
(iii) the settlement date of the tender, (iv) if the bond being tendered is registered in street name with a securities depository which requires book entry transfers of the bond, the identity of the depository participant through which the bond will be delivered to the Paying Agent and (v) the amount of the bond being tendered. This bond will be purchased on the Business Day specified in such Bondholder's Election Notice, provided the Paying Agent receives such notice prior to 9:30 A.M., Central time, on such Business Day. If the REGISTERED OWNER of this bond has elected to require purchase as provided above, the REGISTERED OWNER shall be deemed, by such election, to have agreed irrevocably to sell this bond to any purchaser determined in accordance with the provisions of the Indenture on the date fixed for purchase at the Purchase Price.

     Tender of this bond will not be effective and this bond will not be purchased if at the time fixed for purchase an acceleration of the maturity of the Bonds shall have occurred and not have been annulled in accordance with the Indenture. Notice of tender of this bond is irrevocable. All notices of tender of Bonds shall be made to the Paying Agent at 210 Barrone Street-Basement Level, New Orleans, Louisiana 70112, telephone: (800) 472-3512, fax: (504) 623-1095, or such other address specified in writing by the Paying Agent to the Bondholders. All deliveries of tendered Bonds, including deliveries of Bonds subject to mandatory tender, shall be made to the Paying Agent at 210 Barrone Street-Basement Level, New Orleans, Louisiana 70112, or such other address specified in writing by the Paying Agent to the Bondholders.

     This bond is subject to mandatory tender for purchase at the Purchase Price (i) on the date of conversion from one Mode to another Mode, except upon a conversion from a Daily Mode to a Weekly Mode or from a Weekly Mode to a Daily Mode, (ii) on the second Business Day preceding the Expiration Date of the then current Credit Facility unless at least 25 days prior to such Business Day, the Paying Agent has received notice that such Credit Facility has been extended and (iii) on the date of substitution or replacement of the then current Credit Facility. Notice of mandatory tender shall be given or caused to be given by the Paying Agent in writing to the REGISTERED OWNER at least fifteen (15) days prior to the mandatory Purchase Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND AT SUCH PRICE TO ANY PURCHASER DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE IN THE EVENT OF SUCH MANDATORY TENDER AND, ON SUCH PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER, provided that there are sufficient funds available on the Purchase Date to pay the Purchase Price.

      This bond is subject to optional redemption in whole or in part at the direction of the Company on any Business Day at a redemption price of par plus accrued interest.

      Any notice required by this bond to be given to Bondholders shall be effective when mailed, notwithstanding when or if any such notice is received by any Bondholder.

      This bond is subject to mandatory redemption, in whole (except as provided below), within 180 days after a Determination of Taxability, as hereinafter defined, at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date, but without premium. "Determination of Taxability" means a final determination by any court of competent jurisdiction in the United States, or a final action of the Internal Revenue Service, in either case in a proceeding of which the Company has received timely notice and in which the Company has had sufficient opportunity to participate, to the effect that, as a result of the failure of the Company to observe or perform any covenant, agreement, representation, or warranty in the Facilities Agreement, the interest on the Bonds is includable in the gross income (for federal income tax purposes) of the holder thereof (except for any holder who is a "substantial user" of the Facilities or a "related person" as those terms are used and defined in the Code).

      Upon the occurrence of a Determination of Taxability, this bond shall be redeemed in whole as provided above, unless, in the opinion of a nationally recognized bond counsel ("Bond Counsel"), redemption of a portion of the Bonds outstanding would have the result that interest payable on the remaining Bonds outstanding after the redemption would not be includable in the gross income (for federal income tax purposes) of holders thereof (except for any holder who is a "substantial user" of the Facilities or a "related person" as those terms are used and defined in the
Code), in which event only such portion shall be required to be redeemed. Any such partial redemption shall be made within 180 days following the Determination of Taxability, at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date, but without premium, at least in such aggregate amount as is deemed necessary by Bond Counsel to cause the interest on the remaining outstanding Bonds not to be includable in gross income, as described above.

      If this bond is redeemed as provided above in accordance with the terms of the Indenture, then the failure by the Company to observe or perform a covenant, agreement, representation, or warranty in the Facilities Agreement which results in a Determination of Taxability shall not constitute an Event of Default under the Indenture or the Facilities Agreement, and payment of the redemption price specified above shall constitute full and complete payment and satisfaction to the holder of this bond for any claims, damages, costs, or expenses arising out of or based upon such failure by the Company.

      If this bond is of a denomination in excess of one hundred thousand dollars ($100,000), portions of the principal amount in the amount of $100,000 or any integral multiple thereof may be redeemed. If less than all of this bond is to be called for redemption, the portion thereof to be redeemed shall be selected as provided in the Indenture with Bonds being redeemed in units of $100,000. If less than all of the principal amount of this bond is to be redeemed, upon surrender of this Bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new bond or, at the option of the REGISTERED OWNER, bonds for the unredeemed principal amount.

      At least 30 days prior to the date selected for the redemption of any of the Bonds prior to their scheduled maturity, the Paying Agent shall cause a written notice of such redemption to be mailed by the Paying Agent, postage prepaid, not less than 30 days prior to the date selected for redemption, to each REGISTERED OWNER of the Bonds to be redeemed, addressed to such REGISTERED OWNER at its address appearing on the registration books maintained by the Paying Agent and to major securities depositories, national bond rating agencies and bond information services as at the time customarily receive such notices; but the failure of the REGISTERED OWNER to receive any such notice, or any defect therein or in the mailing thereof, shall not affect the redemption of such Bonds. Such notice of redemption shall identify the Bonds to be redeemed, the date selected for such redemption, the places of payment of the redemption price of the Bonds which are to be so redeemed and the redemption price at which the Bonds will be redeemed.

      Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, if moneys for the redemption have been deposited with the Trustee, then, from and after the date fixed for redemption, no interest on this bond (or such portion) will accrue. The Paying Agent will not be required to make an exchange or transfer of this bond
(i) if this bond (or any portion hereof) has been selected for redemption or (ii) within forty-five (45) days prior to the date fixed for redemption if this bond (or any portion hereof) is eligible to be selected for redemption.

      With respect to any optional redemption of the Bonds, as described above, unless certain prerequisites to such redemption required by the Indenture have been met and moneys sufficient to pay the principal of and premium, if any, and interest on the Bonds to be redeemed shall have been received by the Trustee prior to the giving of such notice of redemption, such notice shall state that said redemption shall be conditional upon the satisfaction of such prerequisites and receipt of such moneys by the Trustee on or prior to the date fixed for such redemption. If such prerequisites to such redemption and sufficient moneys are not received, such notice shall be of no force and effect, the Issuer shall not redeem such bonds and the Paying Agent shall give notice, in the manner in which the notice of redemption was given, to the effect that the Bonds have not been redeemed.

      IN CERTAIN CIRCUMSTANCES SET OUT HEREIN, THIS BOND IS SUBJECT TO PURCHASE. IN EACH SUCH EVENT AND UPON DEPOSIT OF THE PURCHASE PRICE WITH THE PAYING AGENT ON THE PURCHASE DATE, THIS BOND SHALL BE DEEMED TENDERED FOR PURCHASE AND SHALL CEASE TO BE DEEMED TO BE OUTSTANDING UNDER THE INDENTURE, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED TO RECEIVE THE PURCHASE PRICE SO DEPOSITED WITH THE PAYING AGENT ONLY UPON SURRENDER OF THIS BOND TO THE PAYING AGENT.

     This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in Authorized Denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless effected by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in Authorized Denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any.

     Except as provided in the Indenture, Bonds in the Daily Mode are issuable only in fully registered form and shall be in Authorized Denominations of $100,000 or any integral multiple thereof.

      The Issuer, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

      This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or its duly appointed agent for such purpose.

      IN WITNESS WHEREOF, this bond has been signed with the manual or facsimile signature of the President of the Issuer, and countersigned with the manual or facsimile signature of the Secretary of the Issuer, and the official seal of the Issuer has been duly impressed, or placed in facsimile, on this bond, all as of the first day of November, 1997.

                         LAKE   CHARLES   HARBOR   AND   TERMINAL
                         DISTRICT


(Seal)
                         By:_________________________________
                              President, Board of Commissioners


                         By:__________________________________
                              Secretary, Board of Commissioners


                  Certificate of Authentication


     This bond is one of the Bonds described in the  Indenture.

                         FIRST NATIONAL BANK OF COMMERCE,
                         New Orleans, Louisiana,
                         as Trustee
Date of Authentication:

                         By:__________________________________
                              Authorized Signatory

                         or

                         By:  ________________________,
                              as agent of the Trustee


                         By:_________________________________
                               Authorized        Signatory




                           Assignment


      For value received the undersigned sells, assigns and transfers this bond to



_________________________________________________________
                 (Name and Address of Assignee)


_________________________________________________________



_________________________________________________________
 Social Security or Other Identifying Number of Assignee

 and irrevocably appoints ________________________________,
 attorney-in-fact, to transfer it on the books kept for
 registration  of  the  bond,  with  full   power   of
 substitution.



Dated:

Signature Guaranteed:

_____________________________________________
Bank, Trust Company or Brokerage Firm


By:  _____________________________________
     Authorized Signatory


     NOTICE: Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee and the Paying Agent, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee or the Paying Agent in addition to, or in substitution for, STAMP, all in accordance  with  the Securities and  Exchange  Act  of
     1934,                    as                    amended.

     The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common               UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety    _______ Custodian_______
JT TEN  - as joint tenants with rights   (Cust)          (Minor)
          of survivorship and not as
          tenants in common
                                     Act_____________________
                                              (State)

Additional abbreviations may also be used though not set forth in the list above.

           (iv) Form of Weekly Bond. The Bonds may be issued in the Weekly Mode in substantially the form prescribed below.

$__________    No. W-

ANY HOLDER HEREOF WHO FAILS TO DELIVER THIS BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF AND ACCRUED INTEREST UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

                    UNITED STATES OF AMERICA

                       STATE OF LOUISIANA

            LAKE CHARLES HARBOR AND TERMINAL DISTRICT

                  Port Improvement Revenue Bond
                (Global Industries, Ltd. Project)
                           Series 1997


REGISTERED OWNER:

PRINCIPAL AMOUNT:                                       DOLLARS

INTEREST PAYMENT DATES:

     (i)  the first Business Day of each calendar month, and
     (ii) the Maturity Date

MATURITY DATE:  ____________

DATE OF THIS BOND:
      (Date as of which Bonds of this series were initially issued)

MODE: Weekly

CUSIP:

     THE OBLIGATION TO PAY THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THIS BOND FROM THE SOURCES DESCRIBED BELOW IS SOLELY AND EXCLUSIVELY A SPECIAL OBLIGATION OF THE LAKE CHARLES HARBOR AND TERMINAL DISTRICT (THE "ISSUER"). THE BONDS DO NOT NOW AND SHALL NEVER CONSTITUTE AN INDEBTEDNESS OR A PLEDGE OF THE GENERAL CREDIT OF THE ISSUER, THE STATE OF LOUISIANA, OR ANY POLITICAL SUBDIVISION OF THE STATE OF LOUISIANA, WITHIN THE MEANING OF ANY CONSTITUTIONAL PROVISION OR STATUTORY LIMITATION OF INDEBTEDNESS. NO OTHER PUBLIC ENTITY, INCLUDING THE STATE OF LOUISIANA, ANY POLITICAL SUBDIVISION THEREOF OTHER THAN THE ISSUER, OR ANY OTHER PUBLIC BODY, IS OBLIGATED, DIRECTLY, INDIRECTLY, CONTINGENTLY, OR IN ANY OTHER MANNER, TO PAY SUCH PRINCIPAL, PREMIUM, OR INTEREST FROM ANY SOURCE WHATSOEVER. THIS BOND SHALL NOT BE CONSIDERED A GENERAL OBLIGATION OF THE BOARD OF COMMISSIONERS OF THE ISSUER, THE ISSUER, OR THE STATE OF LOUISIANA. THE REGISTERED OWNER HEREOF SHALL NEVER HAVE THE RIGHT TO DEMAND PAYMENT OF THIS BOND OR THE INTEREST HEREON OUT OF ANY FUNDS RAISED OR TO BE RAISED BY TAXATION OR FROM ANY OTHER FUNDS EXCEPT THE SOURCES DESCRIBED BELOW, AND NO REPRESENTATION IS MADE HEREIN WITH RESPECT TO THE ANTICIPATED SUFFICIENCY OF SUCH SOURCES. NO PHYSICAL PROPERTY IS ENCUMBERED BY ANY LIEN OR SECURITY INTEREST FOR THE BENEFIT OF THE REGISTERED OWNER OF THIS BOND.

      The  Issuer,  for value received, promises to  pay  to  the
REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Indenture mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates per annum described below, payable on each INTEREST PAYMENT DATE. The Weekly Rate for this bond shall be the rate of interest determined by the Remarketing Agent designated as provided in the Indenture (herein, with its successors, the "Remarketing Agent"), for each Rate Period (as defined below) to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, would permit the sale of the Bonds (as defined below) in the Weekly Mode at par plus accrued interest on and as of the Effective Date, as defined below, but not in excess of the Maximum Interest Rate. The Remarketing Agent shall determine the initial Weekly Rate on or before the date of issue in or of conversion to the Weekly Mode, which rate shall remain in effect as provided in the Indenture. Thereafter, the Remarketing Agent shall redetermine the Weekly Rate for each Rate Period as provided below. The amount of interest due on any INTEREST PAYMENT DATE shall be the amount of unpaid interest accrued on this bond through the day preceding such INTEREST PAYMENT DATE.

      It is hereby certified, recited, declared and covenanted that this bond has been duly and validly authorized, issued and delivered; that all acts, conditions and things required or proper to be performed, exist and be done precedent to and in the execution and delivery of the Indenture and in the authorization, issuance and delivery of this bond do exist, have happened and have been performed in due time, form and manner as required by law; that the issuance of this bond and the series of which it forms a part does not exceed or violate any constitutional or statutory authority; that this bond is a special revenue obligation of the Issuer, with the principal of and interest on this bond being payable solely from (except to the extent payable from amounts attributable to proceeds of the Bonds), and secured solely by a lien on and pledge of, the revenues or payments hereinafter described; and that this bond is one of a series of Port Improvement Revenue Bonds (Global Industries, Ltd. Project) Series 1997 (the "Bonds") issued in the aggregate principal amount of $25,000,000 FOR THE PURPOSE OF PROVIDING A PORTION OF THE COST OF THE ACQUISITION, CONSTRUCTION AND IMPROVEMENT OF CERTAIN DOCK AND WHARF FACILITIES (THE "FACILITIES") TO BE LEASED BY THE ISSUER TO GLOBAL INDUSTRIES, LTD. (THE "COMPANY") WITHIN THE BOUNDARIES OF THE ISSUER, pursuant to and secured by a Trust Indenture (the "Indenture") dated as of November 1, 1997 between the Issuer and First National Bank of Commerce, as Trustee (the "Trustee"). Pursuant to a Facilities Agreement (the "Facilities Agreement") dated as of November 1, 1997 between the Company and the Issuer, the Company has unconditionally agreed to make Facilities Payments in the amounts necessary to pay the principal of, premium, if any, and interest on the Bonds when due. Reference is hereby made to the Facilities Agreement and the Indenture for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Issuer, the Trustee, the Paying Agent, and the Bondholders, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Facilities Agreement and the Indenture may be amended to the extent and in the manner provided therein. Copies of the Facilities Agreement and the Indenture are available for inspection at the corporate trust office of the Trustee.

     [The following paragraph, completed or altered as necessary, is to be inserted in Bonds which are supported by a Credit
Facility.]

      The Purchase Price and principal of and interest on this bond are also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds (together with any extensions and renewals thereof, the "Letter of Credit") issued by the Bank (as defined in the Indenture) in the initial aggregate stated amount of $_______________ pursuant to the terms of a Reimbursement Agreement dated as of ______________ (the "Reimbursement Agreement") by and between the Company and the Bank. The Letter of Credit initially expires on ______________________ but may be terminated earlier upon the occurrence of certain events set forth in the Indenture and the
Reimbursement   Agreement  or  extended  as   provided   in   the
Reimbursement Agreement. The Company may substitute for the Letter of Credit in whole or in part, a new letter of credit or other credit enhancement facility (together with the Letter of Credit, a "Credit Facility") as provided in the Indenture and the Reimbursement Agreement.

      The principal amount of this bond together with accrued interest may become or be declared immediately due and payable in the manner and with the effect provided in the Indenture.

      Unless otherwise defined herein, capitalized terms used  in
this  bond  shall have the meaning given them in the   Indenture.
The following terms are defined as follows:

     "Business Day" means a day (i) on which banking institutions [in any city in which an office of the Bank is located if drawings under a Credit Facility may be required to be made from such office,]* in New Orleans, Louisiana or in any of the cities in which the principal corporate trust offices of the Trustee and the Paying Agent are located are not required or authorized to remain closed and (ii) on which the New York Stock Exchange is not closed.

      *Bracketed language to be added to Bonds supported by a Credit Facility.

      "Effective Date" means the date on which a new Rate Period for a Bond takes effect.

      "Mode" means the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Daily Mode, the Weekly Mode and the Multiannual Mode.

      "Purchase Date" means the date on which this bond shall be required to be purchased pursuant to a mandatory or optional tender in accordance with the provisions hereof.

      "Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond, the period during which such rate of interest determined for such Bond will remain in effect as described herein. A new interest rate shall take effect on the date the Weekly Mode takes effect and thereafter on each Wednesday.

      At the option of the Company and upon certain conditions provided for in the Indenture described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Flexible Mode, the Daily Mode or the
Multiannual Mode, which means that the Rate Period is, respectively, from 1 up to and including 270 days, one day or not less than 365 days and (b) may be converted or reconverted from time to time to or from the Weekly Mode.

      Conversions of this bond to any other Mode may take place only on a Business Day upon fifteen (15) days' prior written notice from the Paying Agent to the REGISTERED OWNER of this bond. Conversion of this bond to any other Mode shall be subject to certain conditions set forth in the Indenture. In the event that the conditions for a proposed conversion to a new Mode are not met (i) such new Mode shall not take effect on the proposed conversion date, notwithstanding any prior notice to the
Bondholders of such conversion, and (ii) this bond shall automatically convert to the Daily Mode until a new Mode is determined in accordance with the Indenture. In no event shall the failure of this bond to be converted to a new Mode be deemed to be a Default or an Event of Default under the Indenture as long as the Purchase Price is made available on the failed conversion date to holders of all Bonds that were to have been converted.

      The interest rate for this Bond in the Weekly Mode will be determined by the Remarketing Agent not later than the Business Day next preceding the Effective Date and shall be effective through the following Tuesday. If the Remarketing Agent fails to make such determination or fails to announce the Weekly Rate, or in the event that the Remarketing Agent no longer determines, or fails to determine when required, any Rate Period or any Weekly Rate for any Bonds, or, if for any reason such manner of determination shall be determined to be invalid or unenforceable, the Rate Period for any such Bond shall be deemed to be the Daily Rate Period until a new Mode is determined in accordance with the Indenture, and the Daily Rate shall be determined by reference to a published index as provided in the Indenture. The Remarketing Agent shall announce the Weekly Rate by telephone to the Paying Agent on the date of determination thereof, and shall promptly confirm such notice in writing. Any Bondholder may ascertain the Weekly Rate at any time by contacting the Paying Agent or the Remarketing Agent.

      Each determination and redetermination of the Weekly Rate shall be conclusive and binding on the Issuer, the Trustee, the Paying Agent, the Bank, the Company and the Bondholders.

      Interest shall be computed on this bond on the basis of a 365- or 366-day year, as appropriate, and actual days elapsed. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then Weekly Rate until paid or duly provided for.

      The principal of this bond is payable when due by wire transfer of immediately available funds within the continental United States or at the option of the REGISTERED OWNER by check to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the office of First National Bank of Commerce, New Orleans, Louisiana, as Paying Agent (with its successors in such capacity, the "Paying Agent"). Interest on this bond is payable in immediately available funds by wire transfer within the continental United States from the Paying Agent or at the option of the REGISTERED OWNER by check to the
REGISTERED OWNER, determined as of the close of business on the record date on the registration books maintained by the Paying Agent. Payment of the Purchase Price (as defined below) and accrued interest of this bond to such owner shall be made on the Delivery Date, which shall be the Purchase Date, or the day on which this bond is presented and surrendered, if later than the Purchase Date, if presentation and surrender of this bond is made prior to 12:00 noon, Central time, on the day of presentation and surrender and is the next succeeding Business Day if this bond is delivered to the Paying Agent after 12:00 noon, Central time on such day.

      The record date for payment of interest on this bond is the Business Day preceding the date on which interest is to be paid. With respect to overdue interest or interest payable on redemption of this bond other than an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee may establish a special record date. Overdue interest on this bond, or interest on overdue principal is payable in immediately available funds by wire transfer within the continental United States from the Paying Agent or at the option of the REGISTERED OWNER by check to the REGISTERED OWNER, determined as of the close of business on the applicable special record date as determined by the Trustee, at its address as shown on the registration books maintained by the Paying Agent. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondholders at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Issuer, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondholders, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

      The REGISTERED OWNER of this bond shall have the right to tender this bond for purchase in multiples of $100,000 at a price (the "Purchase Price") equal to 100% of the principal amount thereof, plus accrued interest, if any, to the Purchase Date, upon compliance with the conditions described below, provided that if the Purchase Date is an INTEREST PAYMENT DATE, accrued interest shall be paid separately, and not as part of the Purchase Price on such date. In order to exercise the right to tender, the REGISTERED OWNER must provide to the Paying Agent written or telephonic notice (and if notice is given by telephone, it must be promptly confirmed in writing, including by facsimile transmission delivered to the Paying Agent), which notice must include (i) the name of the series of which the bond was issued, (ii) the CUSIP number of the bond being tendered,
(iii) the settlement date of the tender, (iv) if the bond being tendered is registered in street name with a securities depository which requires book entry transfers of the bond, the identity of the depository participant through which the bond will be delivered to the Paying Agent and (v) the amount of the bond being tendered. This bond will be purchased on the Business Day specified in such Bondholder's Election Notice, provided such date is at least seven calendar days after receipt by the Paying Agent of such notice. If the REGISTERED OWNER of this bond has elected to require purchase as provided above, the REGISTERED OWNER shall be deemed, by such election, to have agreed irrevocably to sell this bond to any purchaser determined in accordance with the provisions of the Indenture on the date fixed for purchase at the Purchase Price.

     Tender of this bond will not be effective and this bond will not be purchased if at the time fixed for purchase an acceleration of the maturity of the Bonds shall have occurred and not have been annulled in accordance with the Indenture. Notice of tender of this bond is irrevocable. All notices of tender of Bonds shall be made to the Paying Agent at 210 Barrone Street-Basement Level, New Orleans, Louisiana 70112, telephone: (800) 472-3512, fax: (504) 623-1095, or such other address specified in writing by the Paying Agent to the Bondholders. All deliveries of tendered Bonds, including deliveries of Bonds subject to mandatory tender, shall be made to the Paying Agent at 210 Barrone Street-Basement Level, New Orleans, Louisiana 70112, or such other address specified in writing by the Paying Agent to the Bondholders.

     This bond is subject to mandatory tender for purchase at the Purchase Price (i) on the date of conversion from one Mode to another Mode, except upon a conversion from a Daily Mode to a Weekly Mode or from a Weekly Mode to a Daily Mode, (ii) on the second Business Day preceding the Expiration Date of the then current Credit Facility unless at least 25 days prior to such Business Day, the Paying Agent has received notice that such Credit Facility has been extended and (iii) on the date of substitution or replacement of the then current Credit Facility. Notice of mandatory tender shall be given or caused to be given by the Paying Agent in writing to the REGISTERED OWNER at least fifteen (15) days prior to the mandatory Purchase Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND AT SUCH PRICE TO ANY PURCHASER DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE IN THE EVENT OF SUCH MANDATORY TENDER AND, ON SUCH PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER, provided that there are sufficient funds available on the Purchase Date to pay the Purchase Price.

      This bond is subject to optional redemption in whole or in part at the direction of the Company on any Business Day at a redemption price of par plus accrued interest.

      Any notice required by this Bond to be given to Bondholders shall be effective when mailed, notwithstanding when or if any such notice is received by any Bondholder.

      This bond is subject to mandatory redemption, in whole (except as provided below), within 180 days after a Determination of Taxability, as hereinafter defined, at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date, but without premium. "Determination of Taxability" means a final determination by any court of competent jurisdiction in the United States, or a final action of the Internal Revenue Service, in either case in a proceeding of which the Company has received timely notice and in which the Company has had sufficient opportunity to participate, to the effect that, as a result of the failure of the Company to observe or perform any covenant, agreement, representation, or warranty in the Facilities Agreement, the interest on the Bonds is includable in the gross income (for federal income tax purposes) of the holder thereof (except for any holder who is a "substantial user" of the Facilities or a "related person" as those terms are used and defined in the Code).

      Upon the occurrence of a Determination of Taxability, this bond shall be redeemed in whole as provided above, unless, in the opinion of a nationally recognized bond counsel ("Bond Counsel"), redemption of a portion of the Bonds outstanding would have the result that interest payable on the remaining Bonds outstanding after the redemption would not be includable in the gross income (for federal income tax purposes) of holders thereof (except for any holder who is a "substantial user" of the Facilities or a "related person" as those terms are used and defined in the
Code), in which event only such portion shall be required to be redeemed. Any such partial redemption shall be made within 180 days following the Determination of Taxability, at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date, but without premium, at least in such aggregate amount as is deemed necessary by Bond Counsel to cause the interest on the remaining outstanding Bonds not to be includable in gross income, as described above.

      If this bond is redeemed as provided above in accordance with the terms of the Indenture, then the failure by the Company to observe or perform a covenant, agreement, representation, or warranty in the Facilities Agreement which results in a Determination of Taxability shall not constitute an Event of Default under the Indenture or the Facilities Agreement, and payment of the redemption price specified above shall constitute full and complete payment and satisfaction to the holder of this bond for any claims, damages, costs, or expenses arising out of or based upon such failure by the Company.

      If this bond is of a denomination in excess of one hundred thousand dollars ($100,000), portions of the principal amount in the amount of $100,000 or any integral multiple thereof may be redeemed. If less than all of this bond is to be called for redemption, the portion thereof to be redeemed shall be selected as provided in the Indenture with Bonds being redeemed in units of $100,000. If less than all of the principal amount of this bond is to be redeemed, upon surrender of this Bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new bond or, at the option of the REGISTERED OWNER, bonds for the unredeemed principal amount.

      At least 30 days prior to the date selected for the redemption of any of the Bonds prior to their scheduled maturity, the Paying Agent shall cause a written notice of such redemption to be mailed by the Paying Agent, postage prepaid, not less than 30 days prior to the date selected for redemption, to each REGISTERED OWNER of the Bonds to be redeemed, addressed to such REGISTERED OWNER at its address appearing on the registration books maintained by the Paying Agent and to major securities depositories, national bond rating agencies and bond information services as at the time customarily receive such notices; but the failure of the REGISTERED OWNER to receive any such notice, or any defect therein or in the mailing thereof, shall not affect the redemption of such Bonds. Such notice of redemption shall identify the Bonds to be redeemed, the date selected for such redemption, the places of payment of the redemption price of the Bonds which are to be so redeemed and the redemption price at which the Bonds will be redeemed.

      Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, if moneys for the redemption have been deposited with the Trustee, then, from and after the date fixed for redemption, no interest on this bond (or such portion) will accrue. The Paying Agent will not be required to make an exchange or transfer of this bond
(i) if this bond (or any portion hereof) has been selected for redemption or (ii) within forty-five (45) days prior to the date fixed for redemption if this bond (or any portion hereof) is eligible to be selected for redemption.

      With respect to any optional redemption of the Bonds, as described above, unless certain prerequisites to such redemption required by the Indenture have been met and moneys sufficient to pay the principal of and premium, if any, and interest on the Bonds to be redeemed shall have been received by the Trustee prior to the giving of such notice of redemption, such notice shall state that said redemption shall be conditional upon the satisfaction of such prerequisites and receipt of such moneys by the Trustee on or prior to the date fixed for such redemption. If such prerequisites to such redemption and sufficient moneys are not received, such notice shall be of no force and effect, the Issuer shall not redeem such bonds and the Paying Agent shall give notice, in the manner in which the notice of redemption was given, to the effect that the Bonds have not been redeemed.

      IN CERTAIN CIRCUMSTANCES SET OUT HEREIN, THIS BOND IS SUBJECT TO PURCHASE. IN EACH SUCH EVENT AND UPON DEPOSIT OF THE PURCHASE PRICE WITH THE PAYING AGENT ON THE PURCHASE DATE, THIS BOND SHALL BE DEEMED TENDERED FOR PURCHASE AND SHALL CEASE TO BE DEEMED TO BE OUTSTANDING UNDER THE INDENTURE, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED TO RECEIVE THE PURCHASE PRICE SO DEPOSITED WITH THE PAYING AGENT ONLY UPON SURRENDER OF THIS BOND TO THE PAYING AGENT.

     This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in Authorized Denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless effected by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in Authorized Denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any.

      Except  as  provided in the Indenture, Bonds in the  Weekly
Mode are issuable only in fully registered form and shall be in Authorized Denominations of $100,000 or any integral multiple thereof.

      The Issuer, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

      This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or its duly appointed agent for such purpose.

      IN WITNESS WHEREOF, this bond has been signed with the manual or facsimile signature of the President of the Issuer, and countersigned with the manual or facsimile signature of the Secretary of the Issuer, and the official seal of the Issuer has been duly impressed, or placed in facsimile, on this bond, all as of the first day of November, 1997.

                         LAKE   CHARLES   HARBOR   AND   TERMINAL
                         DISTRICT


(Seal)
                         By:__________________________________
                              President, Board of Commissioners


                         By:__________________________________
                              Secretary, Board of Commissioners


                  Certificate of Authentication


     This bond is one of the Bonds described in the  Indenture.

                         FIRST NATIONAL BANK OF COMMERCE,
                         New Orleans, Louisiana,
                         as Trustee
Date of Authentication:

                         By:__________________________________
                              Authorized Signatory

                         or

                         By:  ________________________,
                              as agent of the Trustee


                         By:__________________________________
                              Authorized Signatory


                           Assignment


      For value received the undersigned sells, assigns and transfers this bond to



_________________________________________________________
                 (Name and Address of Assignee)


_________________________________________________________



_________________________________________________________
 Social Security or Other Identifying Number of Assignee

 and irrevocably appoints ________________________________,
 attorney-in-fact, to transfer it on the books kept for
 registration  of  the  bond,  with  full   power   of
 substitution.



Dated:

Signature Guaranteed:

_____________________________________________
Bank, Trust Company or Brokerage Firm


By:  _____________________________________
     Authorized Signatory


     NOTICE: Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee and the Paying Agent, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee or the Paying Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

     The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common               UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety    _______ Custodian_______
JT TEN  - as joint tenants with rights   (Cust)          (Minor)
          of survivorship and not as
          tenants in common
                                        Act_____________________
                                                  (State)

Additional abbreviations may also be used though not set forth in the list above.

      (v) Form of Multiannual Bond. The Bonds may be issued in the Multiannual Mode in substantially the form prescribed below.

$_________     No. M-

ANY HOLDER HEREOF WHO FAILS TO DELIVER THIS BOND FOR PURCHASE AT THE TIME AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF AND ACCRUED INTEREST UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.


                    UNITED STATES OF AMERICA

                       STATE OF LOUISIANA

            LAKE CHARLES HARBOR AND TERMINAL DISTRICT


                  Port Improvement Revenue Bond
                (Global Industries, Ltd. Project)
                           Series 1997


REGISTERED OWNER:

PRINCIPAL AMOUNT:

SERIES DESIGNATION:

INTEREST RATE:
     (To Next Purchase Date)

NEXT PURCHASE DATE:

COMMENCEMENT DATE OF RATE PERIOD:

MATURITY DATE:  ____________

MODE: Multiannual

CUSIP:

     THE OBLIGATION TO PAY THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THIS BOND FROM THE SOURCES DESCRIBED BELOW IS SOLELY AND EXCLUSIVELY A SPECIAL OBLIGATION OF THE LAKE CHARLES HARBOR AND TERMINAL DISTRICT (THE "ISSUER"). THE BONDS DO NOT NOW AND SHALL NEVER CONSTITUTE AN INDEBTEDNESS OR A PLEDGE OF THE GENERAL CREDIT OF THE ISSUER, THE STATE OF LOUISIANA, OR ANY POLITICAL SUBDIVISION OF THE STATE OF LOUISIANA, WITHIN THE MEANING OF ANY CONSTITUTIONAL PROVISION OR STATUTORY LIMITATION OR INDEBTEDNESS. NO OTHER PUBLIC ENTITY, INCLUDING THE STATE OF LOUISIANA, ANY POLITICAL SUBDIVISION THEREOF OTHER THAN THE ISSUER, OR ANY OTHER PUBLIC BODY, IS OBLIGATED, DIRECTLY, INDIRECTLY, CONTINGENTLY, OR IN ANY OTHER MANNER, TO PAY SUCH PRINCIPAL, PREMIUM, OR INTEREST FROM ANY SOURCE WHATSOEVER. THIS BOND SHALL NOT BE CONSIDERED A GENERAL OBLIGATION OF THE BOARD OF COMMISSIONERS OF THE ISSUER, THE ISSUER, OR THE STATE OF LOUISIANA. THE REGISTERED OWNER HEREOF SHALL NEVER HAVE THE RIGHT TO DEMAND PAYMENT OF THIS BOND OR THE INTEREST HEREON OUT OF ANY FUNDS RAISED OR TO BE RAISED BY TAXATION OR FROM ANY OTHER FUNDS EXCEPT THE SOURCES DESCRIBED BELOW, AND NO REPRESENTATION IS MADE HEREIN WITH RESPECT TO THE ANTICIPATED SUFFICIENCY OF SUCH SOURCES. NO PHYSICAL PROPERTY IS ENCUMBERED BY ANY LIEN OR SECURITY INTEREST FOR THE BENEFIT OF THE REGISTERED OWNER OF THIS BOND.

      The  Issuer,  for value received, promises to  pay  to  the
REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Indenture mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent Interest Payment Date, as defined below, to which interest has been paid or duly provided for or, if no interest has been paid, from the COMMENCEMENT DATE OF RATE PERIOD set forth above, until paid in full, at the rates per annum described below, payable on the first day of the next succeeding November or May, whichever comes first, after the COMMENCEMENT DATE OF RATE PERIOD and the first day of each November and May thereafter to and including the earlier of the Purchase Date or the MATURITY DATE (the "Interest Payment Dates"). This bond shall bear interest at the INTEREST RATE set forth above up to the NEXT PURCHASE DATE. Thereafter, the Remarketing Agent shall redetermine the Multiannual Rate for each Rate Period, which shall be the rate of interest determined by the Remarketing Agent designated as provided in the Indenture (herein, with its successors, the "Remarketing Agent"), for each Rate Period (as defined below) to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, is necessary on and as of the Effective Date, as defined below, to remarket each bond having such Rate Period in a secondary market transaction at a price equal to the principal amount thereof, but not in excess of the Maximum Interest Rate. If any payment date for principal, premium or interest shall not be a Business Day, then the payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date.

      It is hereby certified, recited, declared and covenanted that this bond has been duly and validly authorized, issued and delivered; that all acts, conditions and things required or proper to be performed, exist and be done precedent to and in the execution and delivery of the Indenture and in the authorization, issuance and delivery of this bond do exist, have happened and have been performed in due time, form and manner as required by law; that the issuance of this bond and the series of which it forms a part does not exceed or violate any constitutional or statutory limitation; that this bond is a special revenue obligation of the Issuer, with the principal of, premium, if any, and interest on this bond being payable solely from (except to the extent payable from amounts attributable to proceeds of the Bonds), and secured solely by a lien on and pledge of, the revenues or payments hereinafter described; and that this bond is one of a series of Port Improvement Revenue Bonds (Global Industries, Ltd. Project) Series 1997 (the "Bonds") issued in the aggregate principal amount of $25,000,000 FOR THE PURPOSE OF PROVIDING A PORTION OF THE COST OF THE ACQUISITION, CONSTRUCTION AND IMPROVEMENT OF CERTAIN DOCK AND WHARF FACILITIES (THE "FACILITIES") TO BE LEASED BY THE ISSUER TO GLOBAL INDUSTRIES, LTD. (THE "COMPANY") WITHIN THE BOUNDARIES OF THE ISSUER, pursuant to and secured by a Trust Indenture (the "Indenture") dated as of November 1, 1997 between the Issuer and First National Bank of Commerce, as Trustee (the "Trustee"). Pursuant to a Facilities Agreement (the "Facilities Agreement") dated as of November 1, 1997 between the Company and the Issuer, the Company has unconditionally agreed to make Facilities Payments in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. Reference is hereby made to the Facilities Agreement and the Indenture for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Issuer, the Trustee, the Paying Agent, and the Bondholders, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Facilities Agreement and the Indenture may be amended to the extent and in the manner provided therein. Copies of the Facilities Agreement and the Indenture are available for inspection at the corporate trust office of the Trustee.

     [The following paragraph, completed or altered as necessary, is to be inserted in Bonds which are supported by a Credit
Facility.]

      The Purchase Price and principal of and interest on this bond are also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds (together with any extensions and renewals thereof, the "Letter of Credit") issued by the Bank (as defined in the Indenture) in the initial aggregate stated amount of $_______________ pursuant to the terms of a Reimbursement Agreement dated as of ______________ (the "Reimbursement Agreement") by and between the Company and the Bank. The Letter of Credit initially expires on ______________________ but may be terminated earlier upon the occurrence of certain events set forth in the Indenture and the
Reimbursement   Agreement  or  extended  as   provided   in   the
Reimbursement Agreement. The Company may substitute for the Letter of Credit in whole or in part, a new letter of credit or other credit enhancement facility (together with the Letter of Credit, a "Credit Facility") as provided in the Indenture and the Reimbursement Agreement.

      The principal amount of this bond together with accrued interest may become or be declared immediately due and payable in the manner and with the effect provided in the Indenture.

      Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Indenture.
The following terms are defined as follows:

     "Business Day" means a day (i) on which banking institutions [in any city in which an office of the Bank is located if drawings under a Credit Facility may be required to be made from such office,]* in New Orleans, Louisiana or in any of the cities in which the principal corporate trust offices of the Trustee and the Paying Agent are located are not required or authorized to remain closed and (ii) on which the New York Stock Exchange is not closed.

      *Bracketed language to be added to Bonds supported by a Credit Facility.

      "Effective Date" means the date on which a new Rate Period for a Bond takes effect.

      "Mode" means the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Daily Mode, the Weekly Mode and the Multiannual Mode.

      "Purchase Date" means the date on which this bond shall be required to be purchased pursuant to a mandatory tender in accordance with the provisions hereof.

      "Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

      At the option of the Company and upon certain conditions provided for in the Indenture described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Multiannual Mode and (b) may be converted or reconverted from time to time to or from the Flexible Mode, the Daily Mode or the Weekly Mode, which means that the Rate Period is, respectively, from 1 up to and including 270 days, one day or one week as provided herein.

      Conversions of this bond to any other Mode, or conversions to new Rate Periods of the same or different lengths, may take place only on a day on which this bond is subject to redemption at the direction of the Company at a redemption price equal to 100% of the purchase price hereof, plus accrued interest, pursuant to the provisions of the eighth following paragraph or on a day next succeeding the last day of a Rate Period, or if conversion is to any other Mode and such day is not a Business Day, the first Business Day thereafter. Conversion of this bond to any other Mode, or to a new Rate Period in the Multiannual Mode of the same or a different length, shall be subject to the conditions set forth in the Indenture. In the event that the conditions for a proposed conversion to a new Mode, or to a new Rate Period in the Multiannual Mode of the same or different length, are not met (i) such new Mode or Rate Period shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondholders of such conversion, and (ii) this bond shall automatically convert to the Daily Mode until a new Mode is determined in accordance with the Indenture. In no event shall the failure of this bond to be converted to any other Mode or to a new Rate Period within the Multiannual Mode be deemed to be a Default or an Event of Default under the Indenture as long as the Purchase Price is made available on the failed conversion date to holders of all Bonds that were to have been converted.

     The Multiannual Rate in effect for each Rate Period shall be determined not later than two (2) Business Days prior to the Effective Date. If the Remarketing Agent fails to make such determination or fails to announce the Multiannual Rate as required with respect to any Bonds in the Multiannual Mode, or, if for any reason such manner of determination shall be determined to be invalid or unenforceable, the rate to take effect on any Effective Date shall be automatically converted to the Daily Mode until a new Mode is determined in accordance with the Indenture, and the Daily Rate shall be determined by reference to a published index as provided in the Indenture. The Remarketing Agent shall announce the Multiannual Rate by telephone to the Paying Agent on the date of determination thereof, and shall promptly confirm such notice in writing.

      Each  determination and redetermination of the  Multiannual
Rate shall be conclusive and binding on the Issuer, the Trustee, the Paying Agent, the Company and the Bondholders.

      Interest on this bond shall be computed on the basis of a 360-day year consisting of twelve 30-day months. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then Multiannual Rate until paid or duly provided for.

      The  principal  of and premium, if any, on  this  bond  are payable when due by check in clearinghouse funds to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the office of First National Bank of Commerce, New Orleans, Louisiana, as Paying Agent (with its successors in such capacity, the "Paying Agent"). Interest on this bond is payable by check in clearinghouse funds mailed on the applicable payment date by the Paying Agent to the REGISTERED OWNER, determined as of the close of business on the applicable record date, at its address as shown on the registration books, except when an Interest Payment Date coincides with the Purchase Date, in which case interest shall be payable upon presentation and surrender of this bond. The Purchase Price and accrued interest to the Purchase Date shall be paid as provided below.

      The record date for payment of interest on this bond is the fifteenth day of the month immediately preceding the date on which the interest is to be paid, provided that with respect to overdue interest or interest payable on redemption of this bond other than on an Interest Payment Date or interest on any overdue amount, the Trustee may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondholders at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Issuer, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondholders, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

      This bond is subject to mandatory tender for purchase and shall be purchased on the NEXT PURCHASE DATE set forth above or on the earlier date, if any, on which this bond is converted to a new Mode or Rate Period at a price equal to 100% of the principal amount hereof (the "Purchase Price"). THE HOLDER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND, ON THE PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE AND ACCRUED INTEREST. All deliveries of tendered Bonds, including deliveries of Bonds subject to mandatory tender, shall be made to the Paying Agent at 210 Barrone Street-Basement Level, New Orleans, Louisiana 70112, or such other address specified in writing by the Paying Agent to the Bondholders.

      The Purchase Price and accrued interest of this bond shall be paid to the REGISTERED OWNER in clearinghouse funds by the Paying Agent on the Delivery Date, which shall be the Purchase Date, or the day on which this bond is presented and surrendered, if later than the Purchase Date, if presentation and surrender of this bond is made prior to 12:00 noon, Central time, on the day of presentation and surrender and is the next succeeding Business Day if this bond is delivered to the Paying Agent after 12:00 noon, Central time on such day. The Purchase Price and accrued interest of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. Payment of the Purchase Price of this bond and accrued interest upon mandatory tender for purchase shall be made on the Delivery Date.

      This bond shall be subject to optional redemption by the Issuer at the direction of the Company in whole or in part at any time during the periods and at the prices specified by the Company for such Multiannual Period, or if no such periods or prices shall have been specified, during the following periods at the following redemption prices expressed as a percentage of the principal amount redeemed, plus interest accrued to the redemption date:

       Length of               Redemption Prices
      Multiannual            (expressed as percentages of
      Rate Period                  Principal Amount)
     (expressed in
         years)

     greater than 17       after 10 years at 102%,
                          declining by 1% annually to 100%
   less than or equal          after 5 years at 102%,
    to 17and greater       declining by 1% annually to 100%
        than 10

   less than or           after 5 years at 101.5%,
   equal to 10            declining by .5 of 1% every 6 months
   and greater than 8             to 100%

    less than or           after 3 years at 101.5%,
   equal to 8             declining by .5 of 1% every 6 months
   and greater than 6             to 100%

    less than or           after 2 years at 101%,
   equal to 6             declining by .5 of 1% every 6 months
   and greater than 4             to 100%

    less than or           after 2 years at 100.5,
   equal to 4             declining by .5 of 1% after 6 months
   and greater than 3             to 100%

    less than or           after 1 year at 100.5%,
   equal to 3             declining by .5 of 1% after 6 months
   and greater than 2            to 100%

    less than or           after 1 year at 100%
     equal to 2
     and greater than 1

    1 year                 Not redeemable

      This bond is subject to optional redemption on any date prior to scheduled maturity and may be redeemed prior to scheduled maturity by the Issuer at the direction of the Company, in whole or in part, at a redemption price equal to the principal amount thereof plus accrued interest thereon to the date of redemption, and without premium, if one or more of the following events shall have occurred:

           (a) The Company shall have determined that the operation of the Facilities or some portion of the Facilities, or operation of any unit served by such Facilities is impracticable, uneconomical, or undesirable for any reason; or

          (b) All or substantially all of any unit served by the Facilities shall have been condemned or taken by eminent domain; or

           (c) The operation of the Facilities or operation of any unit served by such Facilities shall have been enjoined or shall have otherwise been prohibited by, or shall conflict with, any order, decree, rule, or regulation of any court or of any federal, state, or local regulatory body, administrative agency, or other governmental body.

To direct the exercise of such option, the Company shall give written notice to the Issuer, the Trustee and the Paying Agent, which notice shall specify that, as determined by the Company, one or more of such events has occurred or one or more of such conditions is continuing, and such determination shall be conclusive.

      Any notice required by this bond to be given to Bondholders shall be effective when mailed, notwithstanding when or if any such notice is received by any Bondholder.

      This bond is subject to mandatory redemption, in whole (except as provided below), within 180 days after a Determination of Taxability, as hereinafter defined, at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date, but without premium. "Determination of Taxability" means a final determination by any court of competent jurisdiction in the United States, or a final action of the Internal Revenue Service, in either case in a proceeding of which the Company has received timely notice and in which the Company has had sufficient opportunity to participate, to the effect that, as a result of the failure of the Company to observe or perform any covenant, agreement, representation, or warranty in the Facilities Agreement, the interest on the Bonds is includable in the gross income (for federal income tax purposes) of the holder thereof (except for any holder who is a "substantial user" of the Facilities or a "related person" as those terms are used and defined in the Code).

      Upon the occurrence of a Determination of Taxability, this bond shall be redeemed in whole as provided above, unless, in the opinion of a nationally recognized bond counsel ("Bond Counsel"), redemption of a portion of the Bonds outstanding would have the result that interest payable on the remaining Bonds outstanding after the redemption would not be includable in the gross income (for federal income tax purposes) of holders thereof (except for any holder who is a "substantial user" of the Facilities or a "related person" as those terms are used and defined in the
Code), in which event only such portion shall be required to be redeemed. Any such partial redemption shall be made within 180 days following the Determination of Taxability, at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date, but without premium, at least in such aggregate amount as is deemed necessary by Bond Counsel to cause the interest on the remaining outstanding Bonds not to be includable in gross income, as described above.

      If this bond is redeemed as provided above in accordance with the terms of the Indenture, then the failure by the Company to observe or perform a covenant, agreement, representation, or warranty in the Facilities Agreement which results in a Determination of Taxability shall not constitute an Event of Default under the Indenture or the Facilities Agreement, and payment of the redemption price specified above shall constitute full and complete payment and satisfaction to the holder of this bond for any claims, damages, costs, or expenses arising out of or based upon such failure by the Company.

      If less than all of this bond is to be called for redemption, the portion thereof to be redeemed shall be selected as provided in the Indenture. If less than all of the principal amount of this bond is to be redeemed, upon surrender of this Bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new bond or, at the option of the REGISTERED OWNER, bonds for the unredeemed principal amount.

      At least 30 days prior to the date selected for the redemption of any of the Bonds prior to their scheduled maturity, the Paying Agent shall cause a written notice of such redemption to be mailed by the Paying Agent, postage prepaid, not less than 30 days prior to the date selected for redemption, to each REGISTERED OWNER of the Bonds to be redeemed, addressed to such REGISTERED OWNER at its address appearing on the registration books maintained by the Paying Agent and to major securities depositories, national bond rating agencies and bond information services as at the time customarily receive such notices; but the failure of the REGISTERED OWNER to receive any such notice, or any defect therein or in the mailing thereof, shall not affect the redemption of such Bonds. Such notice of redemption shall identify the Bonds to be redeemed, the date selected for such redemption, the places of payment of the redemption price of the Bonds which are to be so redeemed and the redemption price at which the Bonds will be redeemed.

      Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, if moneys for the redemption have been deposited with the Trustee, then, from and after the date fixed for redemption, no interest on this bond (or such portion) will accrue. The Paying Agent will not be required to make an exchange or transfer of this bond
(i) if this bond (or any portion hereof) has been selected for redemption or (ii) within forty-five (45) days prior to the date fixed for redemption if this bond (or any portion hereof) is eligible to be selected for redemption.

      With respect to any optional redemption of the Bonds, as described above, unless moneys sufficient to pay the principal of and premium, if any, and interest on the Bonds to be redeemed shall have been received by the Trustee prior to the giving of such notice of redemption, such notice shall state that said redemption shall be conditional upon the receipt of such moneys by the Trustee on or prior to the date fixed for such redemption. If such moneys are not received, such notice shall be of no force and effect, the Issuer shall not redeem such bonds and the Paying Agent shall give notice, in the manner in which the notice of redemption was given, that such moneys were not so received.

      IN CERTAIN CIRCUMSTANCES SET OUT HEREIN, THIS BOND IS SUBJECT TO PURCHASE. IN EACH SUCH EVENT AND UPON DEPOSIT OF THE PURCHASE PRICE WITH THE PAYING AGENT ON THE PURCHASE DATE, THIS BOND SHALL BE DEEMED TENDERED FOR PURCHASE AND SHALL CEASE TO BE DEEMED TO BE OUTSTANDING UNDER THE INDENTURE, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED TO RECEIVE THE PURCHASE PRICE SO DEPOSITED WITH THE PAYING AGENT ONLY UPON SURRENDER OF THIS BOND TO THE PAYING AGENT.

     This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in Authorized Denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless effected by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in Authorized Denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any.

     The Bonds in the Multiannual Mode are issuable only in fully registered form in Authorized Denominations of five thousand dollars ($5,000) or any integral multiple thereof.

      The Issuer, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

      This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or its duly appointed agent for such purpose.

      IN WITNESS WHEREOF, this bond has been signed with the manual or facsimile signature of the President of the Issuer, and countersigned with the manual or facsimile signature of the Secretary of the Issuer, and the official seal of the Issuer has been duly impressed, or placed in facsimile, on this bond, all as of the first day of November, 1997.

                         LAKE   CHARLES   HARBOR   AND   TERMINAL
                         DISTRICT


(Seal)                   By:_____________________________________
                              President, Board of Commissioners


                         By:_____________________________________
                              Secretary, Board of Commissioners


                  Certificate of Authentication

    This bond is one of the Bonds described in the  Indenture.

                         FIRST NATIONAL BANK OF COMMERCE,
                         New Orleans, Louisiana,
                         as Trustee

Date of Authentication:

                        By:
                           ________________________________________,
                                   Authorized Signatory

                         or

                         By:  ________________________,
                              as agent of the Trustee

                         By:
                            ______________________________________
                                  Authorized Signatory



                           Assignment


      For value received the undersigned sells, assigns and transfers this bond to



_________________________________________________________
                 (Name and Address of Assignee)


_________________________________________________________



_________________________________________________________
Social Security or Other Identifying Number of Assignee

and irrevocably appoints________________________________,
attorney-in-fact, to transfer it on the books kept for
registration  of  the  bond,  with  full   power   of
substitution.



Dated:

Signature Guaranteed:

_____________________________________________
Bank, Trust Company or Brokerage Firm


By:  _____________________________________
     Authorized Signatory


     NOTICE: Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee and the Paying Agent, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee or the Paying Agent in addition to, or in substitution for, STAMP, all in accordance  with  the Securities and  Exchange  Act  of
     1934,                    as                    amended.

     The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common         UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety _______  Custodian  _______
JT TEN  - asjoint tenants with rights (Cust)             (Minor)
          of survivorship and not as
          tenants in common

Act_______________________

(State)

      Additional abbreviations may also be used though not set forth in the list above.

     (b)  Details of the Bonds.

           (i) General. The Bonds shall be signed on behalf of the Issuer by the manual or facsimile signatures of the President and Secretary of the Board and the corporate seal of the Issuer or a facsimile thereof shall be engraved or otherwise reproduced thereon. The Certificate of Authentication of the Trustee shall be manually signed by the Trustee or on behalf of the Trustee by its duly authorized agent.

          In case any officer whose manual or facsimile signature shall appear on any Bond shall cease to be such officer before the delivery thereof, such manual or facsimile signature shall nevertheless be valid and sufficient for all purposes as if he or she had remained in office until after such delivery.

           The Bonds shall be issued in fully registered form, without interest coupons and shall be numbered from F-1 upwards for Bonds in the Flexible Mode, D-1 upwards for Bonds in the Daily Mode, W-1 upwards for Bonds in the Weekly Mode and M-1 upwards for Bonds in the Multiannual Mode in the order of their issuance, or in any other manner deemed appropriate by the Paying Agent and the Trustee. In addition, the Remarketing Agent, upon direction of the Company, may require the Paying Agent to place appropriate series designations on the Bonds, which designations may be in the form of a letter or letters of the alphabet, a number or numbers, any combination thereof or any other appropriate designation to reflect differences among the Bonds, including differences in Mode, Rate Periods, redemption provisions, etc. The series of Bonds shall be denoted Series 1997 and the forms of the Bonds shall be completed where appropriate with such series designation. The Bonds shall be in Authorized Denominations. The Bonds shall be dated November 1, 1997, interest shall accrue on the Bonds from the date of original delivery thereof and the Bonds shall mature on November 1, 2027. The interest on the Bonds until they come due shall be payable on the interest payment dates specified therein.

           The  Bonds  are subject to redemption as described  in
     Section 3.08 and in the forms of Flexible Mode Bond, Daily Mode Bond, Weekly Mode Bond and Multiannual Mode Bond. At any time that Bonds shall be supported by a Credit Facility, the Bonds shall be printed with appropriate insertions as provided in the forms of Bonds in Section 3.01(a). The Bonds initially issued hereunder shall be supported by a Credit Facility. The Bonds shall have such other terms and provisions as are provided in the forms of the Flexible Mode Bond, Daily Mode Bond, Weekly Mode Bond and Multiannual Mode Bond.

           (ii) Book-Entry System. The Bonds may be issued or subsequently registered in the name of a Securities Depository or a nominee therefor, and held in the custody of the Securities Depository. In such event, a single bond or master note certificate will be issued and delivered to the Securities Depository for the Bonds, and neither the actual purchasers of such Bonds (the "Beneficial Owners") nor the Paying Agent will receive physical delivery of Bond certificates except as provided herein, all transfers of beneficial ownership interests will be made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of Bonds will receive, hold or deliver any Bond certificate. The Issuer, the Company, the Trustee and the Paying Agent will recognize the Securities Depository or its nominee as the Bondholder for all purposes, including notices and voting.

           The Issuer and the Trustee covenant and agree, so long as The Depository Trust Company or any other Securities Depository serves as Securities Depository for the Bonds, to meet the requirements of The Depository Trust Company or such other Securities Depository with respect to required notices and other provisions of the letter of representations or agreement executed with respect to such Bonds.

           The Issuer, the Trustee, the Paying Agent and the Remarketing Agent may rely conclusively upon (i) a certificate of the Securities Depository as to the identity of the Participants in the Book-Entry System with respect to the Bonds and (ii) a certificate of any such Participant as to the identity of, and the respective principal amount of Bonds beneficially owned by, the Beneficial Owners.

           Whenever, during the term of the Bonds, the beneficial ownership thereof is determined through the books of the Securities Depository, the requirements in this Indenture of holding, delivering or transferring such Bonds shall be deemed modified to require the appropriate person to meet the requirements of the Securities Depository with respect to such actions to produce the same effect. Any provisions hereof permitting or requiring delivery of such Bonds shall, while such Bonds are in a Book-Entry System, be satisfied by the notation on the books of the Securities Depository in accordance with applicable state law.

           The Trustee and the Issuer, at the direction and expense of the Company and with the consent of the
     Remarketing Agent, may from time to time appoint a Securities Depository or a successor thereto and enter into a letter of representation or other agreement with such Securities Depository to establish procedures with respect to the Bonds. Any Securities Depository shall be a "clearing agency" registered under Section 17A of the Securities Exchange Act of 1934, as amended.

           Neither the Issuer, the Company, the Trustee, the Paying Agent nor the Remarketing Agent will have any responsibility or obligation to any Securities Depository, any Participants in the Book-Entry System or the Beneficial Owners with respect to (i) the accuracy of any records maintained by the Securities Depository or any Participant;
     (ii) the payment by the Securities Depository or by any Participant of any amount due to any Beneficial Owner in respect of the principal amount or redemption or purchase price of, or interest on, any Bonds; (iii) the delivery of any notice by the Securities Depository or any Participant;
     (iv) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds; or (v) any other action taken by the Securities Depository or any Participant.

           Bond certificates are required to be delivered and registered in the name of the Beneficial Owner, under the following circumstances:

                 (A)   A  Securities  Depository  determines   to
          discontinue providing its service with respect  to  the
          Bonds   and  no  successor  Securities  Depository   is
          appointed as described above; or

                (B) The Company determines not to continue the Book-Entry System through a Securities Depository.

           If, at any time, the Securities Depository ceases to hold the Bonds, thereafter all references herein to the Securities Depository shall be of no further force or effect.

           None of the Issuer, the Company, the Paying Agent or the Trustee will have any responsibility or obligation to any Participant for the Book-Entry System or to the Beneficial Owners with respect to the records delivered to the Issuer and the Trustee in order to accomplish the delivery and registration in the names of the Beneficial Owners.

     (c)  Flexible Mode.

           (i) Determination of Flexible Rates. The Remarketing Agent shall determine the Flexible Rates as provided in the form of Flexible Bonds and shall notify the Paying Agent and the Company thereof by facsimile or by telephone not later than 11:15 A.M. on the Effective Date, and, if by telephone, promptly confirmed in writing (including by facsimile). The Paying Agent shall give prompt notice of the Flexible Rates to the Trustee. Each determination and redetermination of the Flexible Rate shall be conclusive and binding on the Issuer, the Trustee, the Paying Agent, the Bank, the Company and the Bondholders. If for any reason the Remarketing Agent fails to determine the Flexible Rate or Rate Period for any Bond while in the Flexible Mode, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, that Bond, until changed as provided in the form of Flexible Bond in Section 3.01(a) hereof, shall be deemed to be in the Daily Mode and the Daily Rate shall be equal to the lesser of (i) the BMA Municipal Index or (ii) the Maximum Interest Rate.

           In determining the Flexible Rate and remarketing Bonds in the Flexible Mode, the Remarketing Agent shall, in addition to the constraints set forth in Section 3.01(a),
     (1) not offer Rate Periods greater than the maximum number of days of interest coverage under the Credit Facility, if any, at the Maximum Interest Rate less twenty (20) days and not offer Rate Periods extending beyond the Stated Expiration Date of the Credit Facility, if any, less five
     (5) days, (2) not offer Rate Periods applicable to Bonds to be converted extending beyond the day preceding any scheduled conversion of the Bonds to any other Mode or the final maturity of the Bonds, and (3) follow any written directions of the Company Representative, not inconsistent with the preceding clauses (1) and (2), as to the Rate Periods and interest rates to be made available. The Company and the Remarketing Agent shall cooperate to ensure compliance with this requirement.

           (ii) Conversions from the Flexible Mode. The Bonds in the Flexible Mode or any portion of such Bonds may be converted at the election of the Company from the Flexible Mode to the Daily Mode, the Weekly Mode or the Multiannual Mode as provided in the form of Flexible Bonds, so long as no Default hereunder exists as certified to the Trustee in writing by the Company Representative. If the Bonds that are to be converted to a different Mode are to be supported by a Credit Facility in such different Mode, no such conversion shall be effective unless the Company shall have delivered to the Paying Agent by 10:00 A.M. on the Conversion Date a Credit Facility in the minimum required face amount for the applicable Mode as provided in Section
     3.15 and with a Stated Expiration Date not earlier than (i) one year from the Conversion Date in the case of Bonds converted to the Daily Mode or Weekly Mode and (ii) five (5) Business Days after the end of the Rate Period in case of Bonds in the Multiannual Mode. Written notice of a conversion of Bonds from the Flexible Mode shall be given by the Company to the Issuer, the Trustee, the Paying Agent, the Bank, the Remarketing Agent and S&P not fewer than twenty-five (25) nor more than one hundred and twenty (120) days before the Conversion Date, which date shall be specified by the Company in such notice and shall not be earlier than the day following the expiration of the Rate Period with the longest remaining term then in effect for the Bonds to be converted. Such notice shall also include the Company's election whether or not the converted Bonds are to be supported by a Credit Facility.

           Each notice required to be given under the preceding paragraph to the Issuer of a conversion shall be given by providing telephonic notice of such change to the Issuer Representative. Unless the conversion is rejected by the Issuer within one hour after such telephonic notice, such change shall become effective as otherwise provided herein.
           Notwithstanding the foregoing, if the conditions to conversion to another Mode established by the preceding paragraphs are not met by 10:00 A.M. on the Conversion Date, the Paying Agent shall deem the proposed conversion to have failed and shall immediately notify the Company, the Trustee and the Remarketing Agent. In such event (i) if the Bonds to be converted are not supported by a Credit Facility, the Company shall by 3:00 P.M. on the proposed Conversion Date deliver to the Paying Agent sufficient funds to pay the Purchase Price on the Bonds which were to be converted and
     (ii) if the Bonds to be converted are supported by a Credit Facility, the Paying Agent, by 11:00 A.M. on the proposed Conversion Date, shall draw on the Credit Facility an amount which is sufficient to pay the Purchase Price on all such Bonds which were to have been converted. In no event shall the failure of Bonds to be converted to another Mode for any reason be deemed to be, in and of itself, a Default or Event of Default under this Indenture, so long as the Purchase Price of all Bonds required to be purchased is made available as provided above.

           (iii)      Mandatory  Tender for  Purchase.   On  each
     Effective Date, Bonds in the Flexible Mode are subject to mandatory tender for purchase and shall be purchased as provided in the form of Flexible Bonds.

     (d)  Daily Mode.

           (i) Determination of Daily Rates. The Remarketing Agent shall determine the Daily Rate as provided in the form of Daily Bonds and shall notify the Paying Agent and the Company thereof by facsimile or by telephone not later than 9:00 A.M. on each Business Day, and, if by telephone, promptly confirmed in writing (including by facsimile). The Paying Agent shall give prompt notice of the Daily Rate to the Trustee. Each determination and redetermination of the Daily Rate shall be conclusive and binding on the Issuer, the Trustee, the Paying Agent, the Bank, the Company and the Bondholders. The Daily Rate for a date which is not a Business Day shall be the Daily Rate in effect on the Business Day preceding such date. If for any reason the Remarketing Agent fails to determine the Daily Rate or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the Daily Rate shall be equal to the lesser of (i) the BMA Municipal Index or (ii) the Maximum Interest Rate.

           (ii) Conversions from Daily Mode. The Bonds in the Daily Mode or any portion of such Bonds may be converted at the election of the Company on any Business Day from the Daily Mode to the Weekly Mode, the Flexible Mode or the Multiannual Mode, as provided in the form of Daily Bonds, so long as no Default hereunder exists as certified to the Trustee in writing by a Company Representative. If the Bonds that are to be converted to a different Mode are to be supported by a Credit Facility in such different Mode, no such conversion shall be effective unless the Company shall have delivered to the Paying Agent by 10:00 A.M. on the Conversion Date a Credit Facility in the minimum required face amount for the applicable Mode as provided in Section
     3.15 and with a Stated Expiration Date not earlier than (i) one year from the Conversion Date in the case of Bonds converted to the Flexible Mode or the Weekly Mode and (ii) five (5) Business Days after the end of the Rate Period in the case of Bonds in the Multiannual Mode. Written notice of a conversion of Bonds from the Daily Mode shall be given by the Company to the Issuer, the Trustee, the Bank, the Paying Agent, the Remarketing Agent and S&P not fewer than twenty-five (25) nor more than sixty (60) days before the Conversion Date, which date shall be specified by the Company in such notice. Such notice shall also include the Company's election whether or not the converted Bonds are to be supported by a Credit Facility. Notice of a conversion of Bonds from the Daily Mode and, if applicable, the mandatory tender of Bonds for purchase on such Conversion Date shall be given to the owners of such Bonds as provided in Section 3.01(d)(iv)(B) and the form of Daily Bonds.

           Each notice required to be given under the preceding paragraph to the Issuer of a conversion shall be given by providing telephonic notice of such change to the Issuer Representative. Unless the conversion is rejected by the Issuer within one hour after such telephonic notice, such change shall become effective as otherwise provided herein.

           Notwithstanding the foregoing, if the conditions to conversion to another Mode established by the preceding paragraph are not met by 10:00 A.M. on the Conversion Date, the Paying Agent shall deem the proposed conversion to have failed and if the proposed conversion was to a Mode other than the Weekly Mode, the Paying Agent shall immediately notify the Company, the Trustee and the Remarketing Agent, and the Bonds shall be subject to mandatory tender as provided in Section 3.01(d)(iv)(B). In such event (i) if the Bonds to be converted are not supported by a Credit Facility, the Company shall by 3:00 P.M. on the proposed Conversion Date deliver to the Paying Agent sufficient funds to pay the Purchase Price on the Bonds which were to be converted and (ii) if the Bonds to be converted are supported by a Credit Facility, the Paying Agent, by 11:00 A.M. on the proposed Conversion Date, shall draw on the Credit Facility an amount which is sufficient to pay the Purchase Price on all such Bonds which were to have been converted. In no event shall the failure of Bonds to be converted to another Mode for any reason be deemed to be, in and of itself, a Default or Event of Default under this Indenture, so long as the Purchase Price of all Bonds required to be purchased is made available as provided above.

           (iii) Bondholders' Option to Tender Bonds in Daily Mode. Bonds in the Daily Mode are subject to tender, at the election of the owner thereof, in the manner and subject to the limitations described in the form of Daily Bonds. The owners of Tendered Bonds shall receive on the Delivery Date 100% of the principal amount of the Tendered Bonds plus accrued interest to the Purchase Date, provided that if the Purchase Date is an interest payment date, accrued interest shall be paid separately to the registered owner of such Bond as it appears on the registration books maintained by the Paying Agent on the close of business on the record date in respect of such interest payment date, and not as part of the Purchase Price on such date. The purchase of Tendered Bonds shall not extinguish the debt represented by such Bonds which shall remain Outstanding and unpaid under this Indenture.

           The Paying Agent shall accept all Tendered Bonds properly tendered to it for purchase as provided in the form of Daily Bonds and in this Section 3.01(d)(iii); provided, however, that, unless the Bonds are supported by a Credit Facility, the Paying Agent shall not accept any Tendered Bonds and the Purchase Price therefor shall not be paid if at the time of tender or on the Purchase Date the principal of the Bonds shall have been accelerated pursuant to Section
     6.02 and such acceleration shall not have been annulled.

           The  Bondholder's Notice delivered to the Paying Agent
     as provided in the form of Daily Bonds prior to the Purchase
     Date   of  Tendered  Bonds  shall  contain  the  information
     specified in the form of Daily Bond.

          As soon as practicable but not later than 10:00 A.M. on the date of the receipt of a Bondholder Election Notice with respect to an optional tender of Bonds, the Paying Agent shall notify the Remarketing Agent, the Bank and the Trustee by telephone, promptly confirmed in writing, of the amount of Tendered Bonds and the specified Purchase Date.

          (iv) Events Requiring Mandatory Tender of Daily Bonds.

                (A) Expiration of Credit Facility. If Bonds in the Daily Mode are supported by a Credit Facility, such Bonds in the Daily Mode are subject to mandatory tender for purchase as provided in the form of Daily Bonds in connection with the expiration or termination (including a substitution or replacement) of the Credit Facility unless at least 25 days prior to the second Business Day preceding the Expiration Date of the then current Credit Facility, the Paying Agent has received written notice that such Credit Facility has been extended. At least fifteen (15) days prior to the mandatory tender date, the Paying Agent shall give notice to the Trustee and the Bondholders of the mandatory tender of Bonds.

                (B) Change in Mode. In the event that Bonds in the Daily Mode are converted to another Mode other than the Weekly Mode, such Bonds are subject to mandatory tender for purchase upon not less than fifteen (15) days' prior written notice from the Paying Agent to the Bondholders as provided in the form of Daily Bonds, which notice shall state that the Bonds are subject to mandatory tender for purchase on the Conversion Date.

                 (C) Substitution or Replacement of Credit Facility. If Bonds in the Daily Mode are supported by a Credit Facility, such Bonds in the Daily Mode are subject to mandatory tender for purchase on the date of substitution or replacement of the then current Credit Facility as provided in the form of Daily Bonds in connection with the substitution or replacement of the Credit Facility in accordance with Section 3.15(a). At least fifteen (15) days prior to the mandatory tender date, the Paying Agent shall give notice to the Trustee and the Bondholders of the mandatory tender of Bonds.

     (e)  Weekly Mode.

           (i) Determination of Weekly Rates. The Remarketing Agent shall determine the Weekly Rate as provided in the form of Weekly Bonds and shall notify the Paying Agent and the Company thereof by facsimile or by telephone not later than 2:00 P.M. on the Business Day preceding the Effective Date, and, if by telephone, promptly confirmed in writing (including by facsimile). The Paying Agent shall give prompt notice of the Weekly Rate to the Trustee. Each determination and redetermination of the Weekly Rate shall be conclusive and binding on the Issuer, the Trustee, the Paying Agent, the Bank, the Company and the Bondholders. If for any reason the Remarketing Agent fails to determine the Weekly Rate or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the Rate Period for the Bonds shall be deemed to be the Daily Rate Period and the Daily Rate shall be equal to the lesser of (i) the BMA Municipal Index or (ii) the Maximum Interest Rate.

           (ii) Conversions from Weekly Mode. The Bonds in the Weekly Mode or any portion of such Bonds may be converted at the election of the Company on any Business Day from the Weekly Mode to the Daily Mode, the Flexible Mode or the Multiannual Mode as provided in the form of Weekly Bonds, so long as no Default hereunder exists as certified to the
     Trustee in writing by a Company Representative. If the Bonds that are to be converted to a different Mode are to be supported by a Credit Facility in such different Mode, no such conversion shall be effective unless the Company shall have delivered to the Paying Agent by 10:00 A.M. on the Conversion Date a Credit Facility in the minimum required face amount for the applicable Mode as provided in Section
     3.15 and with a Stated Expiration Date not earlier than (i) one year from the Conversion Date in the case of Bonds converted to the Flexible Mode or the Daily Mode and (ii) five (5) Business Days after the end of the Rate Period in the case of Bonds in the Multiannual Mode. Written notice of a conversion of Bonds from the Weekly Mode shall be given by the Company to the Issuer, the Trustee, the Bank, the Paying Agent, the Remarketing Agent and S&P not fewer than twenty-five (25) nor more than sixty (60) days before the Conversion Date, which date shall be specified by the Company in such notice. Such notice shall also include the Company's election whether or not the converted Bonds are to be supported by a Credit Facility. Notice of a conversion of Bonds from the Weekly Mode and, if applicable, the mandatory tender of Bonds for purchase on such Conversion Date, shall be given to the owners of such Bonds as provided in Section 3.01(e)(iv)(B) and the form of Weekly Bonds.

           Each notice required to be given under the preceding paragraph to the Issuer of a conversion shall be given by providing telephonic notice of such change to the Issuer Representative. Unless the conversion is rejected by the Issuer within one hour after such telephonic notice, such change shall become effective as otherwise provided herein.

           Notwithstanding the foregoing, if the conditions to conversion to another Mode established by the preceding paragraph are not met by 10:00 A.M. on the Conversion Date, the Paying Agent shall deem the proposed conversion to have failed and if the proposed conversion was to a Mode other than the Daily Mode, the Paying Agent shall immediately notify the Company, the Trustee and the Remarketing Agent, and the Bonds shall be subject to mandatory tender as provided in Section 3.01(e)(iv)(B). In such event (i) if the Bonds to be converted are not supported by a Credit Facility, the Company shall by 3:00 P.M. on the proposed Conversion Date deliver to the Paying Agent sufficient funds to pay the Purchase Price on the Bonds which were to be converted and (ii) if the Bonds to be converted are supported by a Credit Facility, the Paying Agent, by 11:00 A.M. on the proposed Conversion Date, shall draw on the Credit Facility an amount which is sufficient to pay the Purchase Price on all such Bonds which were to have been converted. In no event shall the failure of Bonds to be converted to another Mode for any reason be deemed to be, in and of itself, a Default or Event of Default under this Indenture, so long as the Purchase Price of all Bonds required to be purchased is made available as provided above.

          (iii) Bondholders' Option to Tender Bonds in Weekly Mode. Bonds in the Weekly Mode are subject to tender, at the election of the owner thereof, in the manner and subject to the limitations described in the form of Weekly Bonds. The owners of Tendered Bonds shall receive on the Delivery Date 100% of the principal amount of the Tendered Bonds plus accrued interest to the Purchase Date, provided that if the Purchase Date is an interest payment date, accrued interest shall be paid separately to the registered owner of such Bond as it appears on the registration books maintained by the Paying Agent on the close of business on the record date in respect of such interest payment date, and not as part of the Purchase Price on such date. The purchase of Tendered Bonds shall not extinguish the debt represented by such Bonds which shall remain Outstanding and unpaid under this Indenture.

           The Paying Agent shall accept all Tendered Bonds properly tendered to it for purchase as provided in the form of Weekly Bonds and in this Section 3.01(e)(iii); provided, however, that, unless the Bonds are supported by a Credit Facility, the Paying Agent shall not accept any Tendered Bonds and the Purchase Price therefor shall not be paid if at the time of tender or on the Purchase Date the principal of the Bonds shall have been accelerated pursuant to Section
     6.02 and such acceleration shall not have been annulled.

           The  Bondholder's Notice delivered to the Paying Agent
     as  provided  in  the  form of Weekly  Bonds  prior  to  the
     Purchase   Date   of  Tendered  Bonds  shall   contain   the
     information specified in the form of Weekly Bond.

           As soon as practicable after receipt of a Bondholder Election Notice with respect to an optional tender of Bonds, the Paying Agent shall notify the Remarketing Agent, the Bank and the Trustee by telephone of the amount of Tendered Bonds and the specified Purchase Date.

          (iv) Events Requiring Mandatory Tender of Weekly Bonds.

                (A) Expiration of Credit Facility. If Bonds in the Weekly Mode are supported by a Credit Facility, such Bonds in the Weekly Mode are subject to mandatory tender for purchase as provided in the form of Weekly Bonds in connection with the expiration or termination (including a substitution or replacement) of the Credit Facility unless at least 25 days prior to the second Business Day preceding the Expiration Date of the then current Credit Facility, the Paying Agent has received written notice that such Credit Facility has been extended. At least fifteen (15) days prior to the mandatory tender date, the Paying Agent shall give notice to the Trustee and the Bondholders of the mandatory tender of Bonds.

                (B)  Change in Mode.  In the event that Bonds  in
          the Weekly Mode are converted to another Mode other than the Daily Mode, such Bonds are subject to mandatory tender for purchase upon not less than fifteen (15) days' prior written notice from the Paying Agent to the Bondholders as provided in the form of Weekly Bonds, which notice shall state that the Bonds are subject to mandatory tender for purchase on the Conversion Date.

                 (C) Substitution or Replacement of Credit Facility. If Bonds in the Weekly Mode are supported by a Credit Facility, such Bonds in the Weekly Mode are subject to mandatory tender for purchase on the date of substitution or replacement of the then current Credit Facility as provided in the form of Weekly Bonds in connection with the substitution or replacement of the Credit Facility in accordance with Section 3.15(a). At least fifteen (15) days prior to the mandatory tender date, the Paying Agent shall give notice to the Trustee and the Bondholders of the mandatory tender of Bonds.

     (f)  Multiannual Mode.

            (i) Determination of Multiannual Rate. The Remarketing Agent shall determine the Multiannual Rate as provided in the form of Multiannual Bonds and shall notify the Paying Agent and the Company thereof by facsimile or by telephone not later than 1:00 P.M. two (2) Business Days preceding the Effective Date, and, if by telephone, promptly confirmed in writing (including by facsimile). The Paying Agent shall give prompt notice of the Multiannual Rate to the Trustee. Each determination and redetermination of the Multiannual Rate shall be conclusive and binding on the Issuer, the Trustee, the Paying Agent, the Bank, if applicable, the Company and the Bondholders. If for any reason the Remarketing Agent fails to determine the Multiannual Rate or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the Rate Period for the Bonds shall be deemed to be the Daily Rate Period and the Daily Rate shall be equal to the lesser of (i) the BMA Municipal Index or (ii) the Maximum Interest Rate.

           (ii) Conversions from Multiannual Mode and Changes of Rate Period. The Bonds in the Multiannual Mode or any portion of such Bonds may be converted at the election of the Company on and only on the Purchase Date relating to each such Bond from the Multiannual Mode to the Flexible Mode, the Daily Mode or the Weekly Mode and may be converted within the Multiannual Mode to a new Rate Period with the same or a different length as provided in the form of Multiannual Bonds, so long as no Default hereunder exists as certified to the Trustee in writing by a Company Representative. If the Bonds that are to be converted to a different Mode or to another Rate Period within the Multiannual Mode are to be supported by a Credit Facility in such different Mode, no such conversion shall be effective unless the Company shall have delivered to the Paying Agent by 10:00 A.M. on the Conversion Date a Credit Facility in the minimum required face amount for the applicable Mode as provided in Section 3.15 and with a Stated Expiration Date not earlier than (i) one year from the Conversion Date in the case of Bonds converted to the Flexible Mode or the Daily Mode and (ii) five (5) Business Days after the end of the Rate Period in the case of Bonds in the Multiannual Mode. Written notice of a change in Mode or Rate Period within the Multiannual Mode shall be given by the Company to the Issuer, the Trustee, the Paying Agent, the Remarketing Agent, S&P and the Bank, if applicable, not fewer than twenty-five (25) nor more than sixty (60) days before the Conversion Date. Such notice shall also include the Company's election whether or not the converted Bonds are to be supported by a Credit Facility.

           Each notice required to be given under the preceding paragraph to the Issuer of a conversion shall be given by providing telephonic notice of such change to the Issuer Representative. Unless the conversion is rejected by the Issuer within one hour after such telephonic notice, such change shall become effective as otherwise provided herein.

           Notwithstanding the foregoing, if the conditions to conversion to another Mode or a new Rate Period within the Multiannual Mode established by the preceding paragraphs are not met by 10:00 A.M. on the Conversion Date, the Paying Agent shall deem the proposed conversion to have failed and; if the proposed conversion was to have been to a Mode other than the Daily Mode, the Paying Agent shall immediately notify the Company, the Trustee and the Remarketing Agent. In such event, (i) if the Bonds to be converted are not supported by a Credit Facility, the Company shall by 3:00 P.M. on the proposed Conversion Date deliver to the Paying Agent sufficient funds to pay the Purchase Price on the Bonds which were to be converted and (ii) if the Bonds to be converted are supported by a Credit Facility, the Paying Agent, by 12:00 noon on the proposed Conversion Date, shall draw on the Credit Facility an amount which is sufficient to pay the Purchase Price on all such Bonds which were to have been converted. In no event shall the failure of Bonds to be converted to another Mode for any reason be deemed to be, in and of itself, a Default or Event of Default under this Indenture, so long as the Purchase Price of all Bonds required to be purchased is made available as provided above.

           (iii)      Mandatory  Tender for  Purchase.   On  each
     Effective Date, Bonds in the Multiannual Mode are subject to mandatory tender for purchase and shall be purchased as provided in the form of Multiannual Bond.

           (iv) Specification of Redemption Periods and Prices. The Company may, in its notice of conversion pursuant to Sections 3.01(c)(ii), 3.01(d)(ii), 3.01(e)(ii) and
     3.01(f)(ii), specify periods during which Bonds may be redeemable and prices at which Bonds may be redeemed at the option of the Company that differ from those set forth in tabular  form in the form of Multiannual Bond set  forth  in
     Section 3.01(a)(v) and such alternative redemption periods and prices shall take effect unless the Issuer rejects the conversion or accepts the conversion but rejects the alternative redemption periods and prices.

      (g) Favorable Opinion of Tax Counsel Required for Certain Conversions. Notwithstanding anything in this Indenture to the contrary, the Company must deliver to the Issuer, the Trustee and the Remarketing Agent an opinion of counsel of nationally recognized standing in matters relating to the exclusion of interest from gross income on obligations issued by or on behalf of states and their political subdivisions whenever there is a change from a period during which the interest rate on the Bonds is set at intervals of 365 days or less to a period during which the interest rate on the Bonds is set at intervals in excess of 365 days, or vice versa or to a Multiannual Period for which the Company has specified redemption periods or prices pursuant to
Section 3.01(f)(iv). Such opinion must be to the effect that the action proposed to be taken is permitted by the laws of the State and by this Indenture and will not adversely affect any exclusion from gross income for federal income tax purposes of interest on the Bonds. The delivery of such opinion by the Company to the Issuer, the Trustee and the Remarketing Agent shall constitute a condition precedent to the change in the interest period, as described above, except that the failure of the Company to so deliver such opinion (after requesting such opinion from qualified counsel) shall not prevent the conversion from any Mode to the Daily Rate upon the failure to meet the conditions precedent to a proposed conversion, as provided in the forms of the Weekly Bonds, the Flexible Bonds and the Multiannual Bonds; provided that in the absence of such opinion (when required as provided in this Section 3.01(g)), Bonds so converted to the Daily Rate shall not be remarketed by the Remarketing Agent unless either (i) such opinion is subsequently delivered by the Company prior to the remarketing or (ii) the Remarketing Agent discloses in writing to the purchaser of such Bonds that the Company has not so delivered such opinion.

      (h) Partial Conversions. The Bonds may be converted in whole or in part to the Flexible Mode, the Daily Mode, the Weekly Mode or any Rate Period in the Multiannual Mode upon compliance with the conditions set forth in this Indenture. In the event the Bonds are in (or are to be converted to) more than one Mode, the provisions of this Indenture relating to Bonds in a particular Mode (or to be converted to a particular Mode) shall apply only to the Bonds in (or to be converted to) such Mode and, where necessary or appropriate, any reference in this Indenture to the Bonds shall be construed to mean the Bonds in (or to be converted to) such Mode and any reference to Credit Facility or Bank shall be construed to mean the Credit Facility supporting the Bonds in (or to be converted to) such Mode and the Bank issuing that Credit Facility.
      (i) Cancellation and Destruction of Bonds. All Bonds paid or redeemed, either at or before maturity, shall be delivered to the Paying Agent when such payment or redemption is made, and such Bonds, together with all Bonds purchased by the Paying Agent and all Bonds surrendered in any exchanges or transfers, shall thereupon be promptly canceled. All Bonds acquired and owned by the Company and delivered to the Paying Agent for cancellation shall be deemed paid and shall be promptly canceled. Bonds so canceled may at any time be cremated or otherwise disposed of at the discretion of the Paying Agent, which, in any such event, shall execute a certificate of cremation, destruction or other disposition in duplicate by the signature of one of its authorized signatories describing the Bonds so cremated, otherwise destroyed or otherwise disposed of, and one such executed certificate shall be filed with the Company and the other such executed certificate shall be retained by the Paying Agent. Under no circumstances shall the Paying Agent be required to cremate or destroy any Bonds. The Paying Agent shall provide written notice to the Trustee, S&P, if the Bonds are then rated by S&P, of the final payment or redemption of any of the Bonds, either at or before maturity, upon cancellation of any such Bonds.

      (j) Replacement of Bonds. Replacement Bonds shall be issued pursuant to applicable law and the reasonable requirements of the Paying Agent and Trustee as a result of the destruction, theft, loss or mutilation of the Bonds provided that: (i) the costs of a replacement shall be paid or reimbursed by the applicant, who shall provide indemnification in an amount satisfactory to the Issuer, the Trustee, the Paying Agent, the Remarketing Agent and the Company against all liability and expense in connection therewith, (ii) in the case of a mutilated Bond the Bondholder shall surrender the Bond to the Paying Agent for cancellation and (iii) in the case of a lost, stolen or destroyed Bond, the Bondholder shall provide evidence, satisfactory to the Paying Agent, of the ownership and the loss, theft or destruction of the affected Bond.

      Upon compliance with the foregoing, a new Bond of like series designation, tenor and denomination, executed by the Issuer, shall be authenticated by the Paying Agent and delivered to the Bondholder, all at the expense of the Bondholder to whom the substitute Bond is delivered. Notwithstanding the foregoing, the Paying Agent shall not be required to authenticate and deliver any substitute for a Bond which has been called for redemption or which has matured or is about to mature and, in any such case, the principal or redemption price then due or becoming due shall be paid by the Paying Agent in accordance with the terms of the mutilated, lost, stolen or destroyed Bond without substitution therefor.

      (k)   Interest on Overdue Principal.  Any overdue principal
of   any   Bond  shall  bear  interest  after  its  maturity   or
acceleration at the last interest rate in effect on that Bond.

      Section 3.02. Construction Fund; Payments from Construction
Fund.

      (a) The Construction Fund, consisting of two accounts, one of which is the "Bond Proceeds Account" and the other being the "Facilities Construction Account," is hereby created. The Issuer shall deposit all of the proceeds from the sale and delivery of the Bonds into the Bond Proceeds Account. The amount of such proceeds, if any, attributable to accrued interest on the Bonds shall be transferred by the Trustee, upon written direction of the Issuer, and deposited into the Debt Service Fund and shall be disbursed by the Trustee upon written instruction as provided herein to pay interest on the Bonds. Amounts on deposit in the Bond Proceeds Account after the transfer, if any, required by the immediately preceding sentence shall be drawn on by the Issuer by written direction to the Trustee and used by the Issuer (1) to make the initial payment from the Bond Proceeds Account to the Company to reimburse it for moneys previously expended as provided in the Facilities Agreement and Section 3.02(c) hereof, and (2) to pay the Costs of Issuance of the Bonds (but not costs of issuance, including underwriters' discount, if any, in excess of two percent of the proceeds from the sale of the Bonds) when due and payable. The remainder of the funds on deposit in the
Bond  Proceeds Account after application as provided for  in  the immediately preceding sentence shall be transferred by the Trustee, upon written direction of the Issuer, and deposited into the Facilities Construction Account. Upon receiving written instructions from the Company or the Issuer as provided herein, the Trustee on behalf of the Issuer shall disburse funds from the Facilities Construction Account to the Company for payment of the cost of acquisition of the Facilities.

      (b) The Issuer hereby gives its express written authority to the Company to direct the investment of moneys on deposit in the Construction Fund by the Trustee as hereinafter provided. The Issuer hereby finds and determines that the investment of any money held as part of the Construction Fund in obligations hereinafter permitted will yield the highest possible rate of return while providing necessary protection of the principal consistent with the needs for such moneys under this Indenture and the Facilities Agreement. Any moneys held as part of the Construction Fund shall be invested or reinvested by the Trustee in the same manner as provided in this Indenture with respect to moneys held as part of the Debt Service Fund. The proceeds of any investments made with moneys in the respective accounts within the Construction Fund shall be credited to each such account.

     (c) Concurrently with, or as soon as practicable after, the delivery to the Trustee by the Issuer of the proceeds from the sale and delivery of the Bonds, the Trustee shall make an initial disbursement, if requested by the Company in the manner described below for disbursements from the Construction Fund, to reimburse the Company for any cost of acquisition, construction and improvement of the Facilities, as defined and provided in this Indenture, paid by, or provided to the Issuer by, the Company prior to such date of delivery. The Trustee shall make such initial disbursement, if requested, and shall make any subsequent disbursements, from the Facilities Construction Account of the Construction Fund for any Cost of Construction as defined and provided in this Indenture, from time to time upon receipt by the Trustee of a request of the Company signed by the Company Representative, in the form attached hereto as Exhibit A, a copy of which shall concurrently be delivered to the Issuer. Such request shall be accompanied by a bill or statement of account for such obligation.

     (d) The Trustee and the Issuer shall rely fully on any such request and certificate delivered pursuant to this Section and shall not be required to make any investigation in connection therewith; provided, however, that within a reasonable time after the submission of any such request and certificate and before or after disbursement of the amounts requested, the duly authorized representatives of the Issuer may inspect the invoices and statements which are the basis for disbursement requested by the Company. The Issuer may conduct a final audit prior to closing out the Construction Fund or disposing of any surplus therein as provided in Subsection (f) hereof. Such audit shall be conducted by the Issuer's auditors or accountants, and the payment of expense of any such audit shall be paid from a disbursement by the Trustee from the Construction Fund. Such audit shall contain a detailed statement concerning the receipt and disposition of all money deposited into the Construction Fund, and an asset statement or balance sheet for the Construction Fund. A copy of such audit shall be filed with the Issuer, the Trustee and the Company. If amounts disbursed by the Trustee with respect to any portion of the Facilities exceed the cost thereof, the Company shall promptly repay such over disbursement into the Construction Fund.

     (e) As directed in writing by the Issuer and subject to the written approval of the Company Representative, the Trustee shall disburse to the Issuer out of the Bond Proceeds Account of the Construction Fund all of the Issuer's actual expenses and Costs of Issuance of such Bonds, including, without limitation, printing and engraving expenses, the fees and expenses of accountants, financial advisors and attorneys, and, to the Trustee, the initial fees and expenses of the Trustee. The reasonable costs and expenses related to the investment of the Construction Fund shall be paid from the Construction Fund.

     (f) If, upon the completion of the Facilities (as evidenced by a completion certificate signed by the Company and delivered to the Trustee), there shall be any surplus funds remaining in the Construction Fund not required to provide for the payment of the costs of acquisition, construction and improvements of the
Facilities, such funds shall, upon the written request of the Company Representative, either (1) be used by the Trustee to purchase Bonds at any reasonable price as determined by the Company Representative, which price, however, shall not exceed the principal amount thereof plus accrued interest thereon; (2) be applied toward the costs of acquisition, construction and improvement of additional dock and wharf facilities in the Issuer; (3) be used for any combination of (1) and (2) above; or
(4) if the Bonds are then subject to redemption, any of such funds not to be used in a manner set forth in (1) or (2) above shall be applied to redeem Bonds in the largest principal amount then subject to redemption that does not exceed the amount of such funds (whether or not the Trustee shall have received any direction from the Company with respect thereto); provided that prior to any such application under (2) above the Issuer and the Trustee shall have been furnished with an unqualified opinion of Bond Counsel, to the effect that the acquisition or construction of such dock and wharf facilities will constitute proper corporate purposes of the Issuer under the Act, that such facility or facilities constitute a facility which the Issuer is authorized to finance through the issuance of its revenue bonds under the Act and this Indenture, and that the Facilities Agreement is amended, if and as necessary, to add such project to the definition of the term "Facilities" as used in the Facilities Agreement and that the acquisition and construction of such dock and wharf facilities will not adversely affect the tax-exempt status of the Bonds. Any of such surplus funds in the Construction Fund not to be applied for the purposes set forth in
(1), (2) or (3) above or which may not be applied to redeem Bonds in accordance with clause (4) above shall be deposited in an escrow account (outside the Debt Service Fund) and moneys on deposit in such escrow account shall be applied to pay the principal of Bonds upon redemption thereof on the earliest possible redemption date. Notwithstanding the foregoing, no surplus funds shall be used to purchase or redeem Bonds secured by a Credit Facility unless and until such funds constitute Eligible Funds.

      (g) If the principal of the Bonds and the interest accrued thereon shall become immediately due and payable as the result of an Event of Default specified in this Indenture, or if the Bonds shall be redeemed as a whole in accordance with their terms or if the Facilities Agreement is terminated in accordance with Section
2.2 of the Facilities Agreement prior to the completion of the Facilities, any proceeds of the Bonds remaining in the Construction Fund (not otherwise required to be deposited to the Rebate Fund by Section 4.02 (g) hereof) shall be promptly deposited into the Debt Service Fund and used by the Trustee either for the purpose of paying principal of, premium, if any, and interest on the Bonds when due or, if a Credit Facility is in effect for any Bond, for the purpose of reimbursing the Bank for the amount of any drawing under a Credit Facility in respect of such Bond. In connection with release of this Indenture under the terms hereof, any proceeds of the Bonds remaining in the Construction Fund shall be either (1) promptly deposited by the Trustee into the Debt Service Fund and shall be applied to reduce the amount of the next succeeding payment or payments of the Facilities Payments by the Company or (2) upon the written request of the Company, applied to the purchase, at a price not in excess of the principal amount thereof, of Bonds in the open market, which Bonds shall thereupon be canceled; provided, however, that if a Credit Facility is in effect with respect to any Bond, no amount will be paid in respect of principal of, interest on or purchase price of such Bond unless such amount constitutes Eligible Funds. The Trustee shall have the right to take appropriate action by judicial proceedings or otherwise to enforce this Section.

     Section 3.03.  [Reserved Section]

     Section 3.04.  Debt Service Fund.

      (a) Establishment and Purpose. A Debt Service Fund is hereby established with the Trustee and moneys shall be deposited therein as provided in this Indenture. The Issuer hereby grants to the Trustee for the benefit of the Bondholders and the Bank, to the extent provided below, a security interest in all deposits in the Debt Service Fund. The Trustee acknowledges that it holds the Debt Service Fund as agent for the Bondholders and the Bank, as their interests may appear. The moneys in the Debt Service Fund and any investments held as part of such Debt Service Fund shall be held in trust and, except as otherwise provided in this Indenture, shall be applied solely to pay principal of, premium, if any, and interest on, the Bonds. The Trustee may keep separate subaccounts of funds in any account of the Debt Service Fund as is deemed necessary by the Trustee for the proper and efficient management of the Debt Service Fund (and shall keep separate accounts if the Bonds are secured by a Credit Facility), including a subaccount kept in regards to any of such funds as shall from time to time be deposited in an account (a "Paying Agent Subaccount") in respect of the Bonds, as shall have been established by the Trustee with the Paying Agent, at any time when the Trustee is not also the Paying Agent. Any Paying Agent Subaccount shall be established and maintained in the name of the Trustee, as Trustee under this Indenture, and shall specify the designation of the Bonds. As between the Trustee and the Paying Agent, the Trustee shall be the sole and absolute owner of the Paying Agent Subaccount, and the Paying Agent shall have no rights thereto or in any of the moneys deposited therein, other than the right to make withdrawals therefrom pursuant to Section 3.06(d). When moneys in the Debt Service Fund are to be applied to the payment of the Bonds, the Trustee shall transfer such moneys to the Paying Agent on the payment date therefor in immediately available funds, less the amount of any such moneys as shall be withdrawn by the Paying Agent from the Paying Agent Subaccount pursuant to Section 3.06(d). Proceeds of drawings under a Credit Facility shall not be deposited in the Debt Service Fund, but shall be held by the Paying Agent pursuant to
Section 3.11 in trust and applied as provided in this Indenture.

     (b) Excess in Debt Service Fund. If at any time the amount of funds in any account of the Debt Service Fund exceeds the amount necessary to pay the principal of, premium, if any, and interest on the Bonds to which the account pertains in full and all amounts owing or to be owing under this Indenture to the Issuer, the Trustee and the Paying Agent, then the Trustee, without further instructions, may disburse such excess first to the Bank, if any, in fulfillment of any obligations owed to it under the Reimbursement Agreement, as certified by the Bank, second, to the Trustee in fulfillment of any obligations owed to it under this Indenture, and third, if any balance remains, to the Company.

      (c) Unclaimed Moneys. Except as may otherwise be required by the unclaimed property laws of the State of Louisiana, in case any moneys deposited with the Paying Agent for the payment of the Purchase Price or principal of, premium, if any, or interest on any Bond remain unclaimed for two years after such Purchase Price, principal, premium or interest has been paid or has become due and payable, the Paying Agent or the Trustee may, and upon receipt of a written request by a Company Representative shall, pay over to the Company the amount so deposited and thereupon the Trustee, the Paying Agent and the Issuer shall be released from any further liability with respect to the payment of such Purchase Price or principal, premium or interest and the owner of such Bond shall be entitled (subject to any applicable statute of limitations) to look only to the Company as an unsecured creditor for the payment thereof.

      Section 3.05. Application of Moneys. If available moneys in any account of the Debt Service Fund are not sufficient on any day to pay all principal, premium, if any, and interest on the Outstanding Bonds then due or overdue, such moneys shall, after payment of all amounts owing to the Trustee and the Paying Agent under this Indenture, be applied first to the payment of interest, including interest on overdue principal, in the order in which the same became due (pro rata with respect to interest which became due at the same time) and second to the payment of principal and redemption premiums, if any, without regard to the order in which the same became due in each case pro rata among Bondholders; provided, however, that amounts drawn on a Credit Facility (if any) shall be applied exclusively to pay interest, premium, if any, and principal on Bonds supported by the Credit Facility in accordance with the Credit Facility prior to the application of any other moneys then available to the Trustee or the Paying Agent. In the event there exist Company Bonds on the date of any application of moneys under this Section, moneys otherwise to be paid to the Company pursuant to this Section shall be applied (subject to Section 3.06(c)(iii)) as follows: first, so long as all payments due on Bonds supported by a Credit Facility have been made, pro rata to all Bondholders other than the Company, otherwise first, pro rata to all Bondholders other than the Bank and the Company, second (and irrespective of which clause first applies), if any balance remains, to the Bank in fulfillment of any obligations owed to it under the Reimbursement Agreement or any Pledged Bonds (to the extent not satisfied pursuant to clause first), and third, if any further balance remains, to the Company in respect of any Company Bonds. Whenever moneys are to be applied pursuant to this Section, such moneys shall be applied at such times, and from time to time, as the Trustee in its discretion shall determine, having due regard to the amount of such moneys becoming available for such application and the likelihood of additional moneys becoming available for such application in the future. The Trustee shall incur no liability whatsoever to the Issuer, to the Bondholder or any other person for any delay in applying any such moneys so long as the Trustee acts with reasonable diligence, having due regard for the circumstances, and ultimately applies the same in accordance with the provisions of this Indenture as may be applicable at the time of the application by the Trustee. Whenever the Trustee shall exercise such discretion it shall fix the date (which shall be the first day of a month unless the Trustee shall deem another date more suitable) upon which such application is to be made, and upon such date interest on the amounts of principal paid on such date shall cease to accrue. Whenever overdue interest is to be paid on the Bonds, the Trustee may establish a special record date as provided in the forms of Bonds. The Trustee shall notify the Paying Agent of any special record date at least 20 days prior to the special record date and give such other notice as it may deem appropriate of the fixing of any special record date. When interest or a portion of the principal is to be paid on an overdue Bond, the Trustee or the Paying Agent may require presentation of the Bond for endorsement of the payment.

      Section 3.06.  Payments by the Company and Letter of Credit
Drawings.

      (a) Facilities Payments by the Company. The Company shall make Facilities Payments in immediately available funds to the Trustee for deposit in the Debt Service Fund on the date on which such payment of principal (including principal called for redemption) of, premium, if any, or interest on Bonds shall become due in an amount equal to the payment then coming due on such Bonds less the amounts, if any, (i) then held in the Debt Service Fund and available to pay the same and (ii) amounts received by the Paying Agent to pay the same from a draw under a Credit Facility; provided, however, that the obligation of the Company to make an Facilities Payment to the Trustee shall be deemed satisfied to the extent of the amount of any moneys therefor that on or before such date are deposited by the Company into the Paying Agent Subaccount.

     (b)  Additional Payments.

           (i) The Company shall pay when due the Issuer's issuance costs and other expenses as provided in Section
     3.02(d).

           (ii) Within thirty (30) days after notice from the Trustee, the Company shall pay to the Trustee the reasonable fees and expenses of the Trustee as set forth in Section
     7.03.

          (iii) Within thirty (30) days after notice from the Paying Agent, the Company shall pay to the Paying Agent its reasonable fees and expenses as set forth in Section 3.11.

     (c)  Drawings on the Credit Facility.

           (i) Debt Service. If a Credit Facility is available for any portion of the Bonds, the Paying Agent shall not later than 1:00 P.M. on the Business Day next preceding any date on which payments of the principal of, premium, if any, or interest on such Bonds are due, whether at maturity, by acceleration, redemption, or upon a scheduled interest payment date, draw on the Credit Facility an amount sufficient to pay in full the principal, premium, if any, and interest then coming due on such Bonds without regard to any other moneys then available to the Trustee or the Paying Agent. The Paying Agent shall immediately notify the Company and the Trustee by telephone promptly confirmed in writing if it has not been paid (or to the extent that it has not been paid) by the Bank for such a draw on the Credit Facility by 10:00 A.M. on the date such payment on the Bonds is due. Neither the Trustee nor the Paying Agent may require indemnification prior to making a required draw on the Credit Facility, and no moneys derived from a draw shall be used to reimburse or pay any expenses or fees of any Person, including the Issuer, the Trustee, the Paying Agent and the Remarketing Agent.

           (ii)  Tenders  for  Purchase. Except  as  provided  in
     Section 3.06(c)(i), drawings on the Credit Facility for the purchase of Bonds tendered for mandatory purchase pursuant to Sections 3.01(c)(iii), 3.01(d)(iv), 3.01(e)(iv) and
     3.01(f)(iii) or for Bonds tendered for purchase at the Bondholder's election pursuant to Sections 3.01(d)(iii) and 3.01(e)(iii) shall be made pursuant to Section 3.09(a).

           (iii) Use of Credit Facility. All amounts received by the Paying Agent under any Credit Facility shall be held pursuant to Section 3.11 uninvested and used solely to pay the Purchase Price or principal of, premium, if any, and interest on the Bonds for which the Credit Facility is available. Purchase Price, principal of, premium, if any, and interest on Company Bonds, Pledged Bonds and Bonds not supported by a Credit Facility shall not be paid from amounts drawn on a Credit Facility.

      (d) Payment of Debt Service. Upon written request of the Paying Agent, the Trustee shall disburse Eligible Funds, and to the extent necessary other funds, from the appropriate account of the Debt Service Fund to the Paying Agent for the payment of principal, premium, if any, and interest payable on the Bonds, as provided in Section 3.04(a) to the extent amounts drawn on a Credit Facility, if any, are insufficient to pay the same, and in conjunction therewith shall give the Paying Agent written notice of the amount of Eligible Funds being transferred; provided, however, that, until such time, if any, as the Paying Agent shall receive written notice from the Trustee to the contrary or an Event of Default shall have occurred and be continuing, the Paying Agent shall withdraw from the Paying Agent Subaccount, on each due date and for the purposes of such payment, immediately available funds in an amount equal to the amount necessary to make such payment, which funds, except as specified in the last sentence of this subsection (d), shall be Eligible Funds. The Paying Agent shall apply such disbursements received from the Trustee, the Company and amounts drawn on the Credit Facility to the payment of such obligations, in the following order, (i) moneys drawn on the Credit Facility, (ii) Eligible Funds, if any, on deposit in the Paying Agent Subaccount of the Debt Service Fund, which, in accordance with Section 3.04(a), do not include any moneys received from draws on the Credit Facility, (iii) Eligible Funds on deposit in the Debt Service Fund, which, in accordance with Section 3.04(a), do not include any moneys received from draws on the Credit Facility, and (iv) any other moneys in the Debt Service Fund or the Paying Agent Subaccount of the Debt Service Fund; provided, however, that except as specified in the next sentence, in no event shall the Paying Agent use any moneys other than Eligible Funds to pay principal of, premium, if any, or interest on Bonds supported by a Credit Facility. If and to the extent that sufficient Eligible Funds, including moneys drawn on the Credit Facility pursuant to this Section and Section 6.05, are not available to pay in full the principal of, premium, if any, and interest on the Bonds supported by a Credit Facility, then other available moneys shall be so used.

      (e) Company's Purchase of Bonds. If the amount drawn on a Credit Facility, and deposited with the Paying Agent, together with all other amounts (including remarketing proceeds of the Bonds but excluding remarketing proceeds received from purchasers of such Bonds who are Company Affiliates) received by the Paying Agent for the purchase of Bonds supported by a Credit Facility and tendered pursuant to Sections 3.01(c)(iii); 3.01(d)(iii), 3.01(d)(iv), 3.01(e)(iii), 3.01(e)(iv) or 3.01(f)(iii), is not
sufficient to pay the Purchase Price of such Bonds on the Purchase Date, the Paying Agent shall before 1:30 P.M. on such Purchase Date, notify the Company, the Remarketing Agent and the Trustee of such deficiency by telephone promptly confirmed in writing (which may be by facsimile). The Company shall pay to the Paying Agent in immediately available funds by 3:00 P.M. on the Purchase Date an amount equal to the Purchase Price of such Bonds less the amount, if any, available to pay the Purchase Price in accordance with Section 3.09 from the proceeds of the remarketing of such Bonds or from drawings on a Credit Facility, if any, as reported by the Paying Agent. The portion of Bonds so purchased with moneys furnished by the Company (subject to Authorized Denominations) shall be Company Bonds.

      Section 3.07.  Unconditional Obligation.  Pursuant  to  the
Facilities  Agreement,  the obligation of  the  Company  to  make
payments   required   by   this   Indenture   is   absolute   and
unconditional.

     Section 3.08.  Redemption of Bonds.

     (a) General. The Bonds are redeemable prior to maturity by the Issuer in accordance with the written direction of the Company to the Issuer, the Paying Agent and the Trustee. Such redemption of Bonds shall be in accordance with the terms of such Bonds at the redemption prices plus accrued interest to the redemption date as described in the forms of Flexible Mode Bond, Daily Mode Bond, Weekly Mode Bond and Multiannual Mode Bond in
Section 3.01(a). If less than all the Outstanding Bonds shall be called for redemption, the Company shall designate (to the extent not otherwise prohibited) the amount of Bonds and Mode to be redeemed, and if less than all of the Outstanding Bonds of any Mode shall be called for redemption, the Bonds to be so redeemed and the Mode shall be selected by the Paying Agent by lottery provided that any Pledged Bonds shall be redeemed prior to the redemption of any other Bonds. In conducting such lottery, the Paying Agent shall treat each Bond as consisting of the quotient of the amount of the principal value of such Bond divided by $1,000, provided that no Bond shall be redeemed which would result in the unredeemed portion thereof aggregating less than an Authorized Denomination. For purposes of this Section 3.08(a), references to the term Mode shall be deemed to include different Rate Periods within the Multiannual Mode.

      (b) Notice by the Company. The Company shall exercise its option to have Bonds redeemed under Section 3.08(a) by giving notice to the Trustee, the Issuer, the Paying Agent and the Remarketing Agent at least forty-five (45) days before the redemption date.

      (c) Payment of Redemption Price and Accrued Interest. Whenever Bonds are called for redemption, the accrued interest thereon shall become due on the redemption date. If the Bonds to be redeemed are supported by a Credit Facility, amounts sufficient to pay the redemption price and accrued interest shall be drawn under the Credit Facility. If the Bonds to be redeemed are not supported by a Credit Facility, the Company may deposit with the Trustee for deposit into the appropriate account of the Debt Service Fund prior to the redemption date a sufficient sum in immediately available funds to pay the redemption price of and accrued interest on the Bonds to be redeemed. In each case, if such sum is deposited, the Paying Agent shall redeem such Bonds on the date selected for redemption.

       (d) Prerequisites to Optional Redemption; Notice of Redemption. No optional redemptions of Bonds shall occur unless either (i) the Paying Agent has received written evidence from S&P to the effect that such redemption will not result in a withdrawal, suspension or reduction of the S&P ratings with respect to the Bonds, if the Bonds to be redeemed are then rated by S&P, or (ii) an opinion is obtained by the Company and filed with the Paying Agent and S&P from a firm of nationally recognized counsel experienced in bankruptcy matters selected by the Company and satisfactory to the Issuer to the effect that the payment of the Bonds as a result of the optional redemption thereof would not be subject to avoidance as a preference under the United States Bankruptcy Code upon the occurrence of an Event of Bankruptcy. For purposes of clarification, the payment and retirement of a Bond upon mandatory or optional tender shall not be considered a redemption hereunder; provided, however, that moneys deposited with the Paying Agent for final payment of any Bond upon mandatory or optional tender or upon optional redemption shall, if invested, be invested in Government Obligations. When Bonds are to be redeemed, the Paying Agent shall give notice to the affected Bondholders in the name of the Issuer, which notice shall be given and shall be in the form required by the forms of the Flexible Mode Bond, Daily Mode Bond, Weekly Mode Bond and the Multiannual Mode Bond in Section 3.01(a) hereof.

     Section 3.09.  Purchase of Bonds Tendered.

     (a)  Procedure.

           (i) Notice. The Remarketing Agent shall give notice to the Paying Agent by facsimile or by telephone, and, if by telephone, promptly confirmed in writing (including by facsimile) for timely receipt by the Paying Agent, specifying the principal amount of Tendered Bonds as to which the Remarketing Agent has found purchasers who are not Company Affiliates, and the amounts the Remarketing Agent has received for the purchase of Tendered Bonds from such Persons, and shall give like notice to the Paying Agent and the Company of any deficiency in amounts so available to pay the Purchase Price of Tendered Bonds at or before (A) 10:30 A.M. on each Purchase Date for Tendered Bonds that are to be in the Flexible Mode, the Daily Mode or the Weekly Mode immediately after the Purchase Date, or (B) 1:00 P.M. two
     (2) Business Days before the Purchase Date for Tendered Bonds that are to be in the Multiannual Mode immediately after the Purchase Date. Notwithstanding the instructions to the Paying Agent set forth in Section 3.09(a)(ii) concerning the amount to be drawn under the Credit Facility, if the Paying Agent has not received a notice from the Remarketing Agent by the appropriate time specified in the immediately preceding sentence, the Paying Agent shall draw on the Credit Facility in an amount sufficient to purchase all the Bonds supported by a Credit Facility to be tendered on the Purchase Date. The Remarketing Agent shall give notice to the Paying Agent by facsimile or by telephone, and, if by telephone, promptly confirmed in writing
     (including by facsimile) of the names, addresses and taxpayer identification numbers of the purchasers and the number and denominations of Bonds to be delivered to each purchaser, and the current rate and the next scheduled Purchase Date of each such Bond successfully remarketed at or before (A) 11:15 A.M. on each Purchase Date for Tendered Bonds that are to be in the Flexible Mode, the Daily Mode or the Weekly Mode immediately after the Purchase Date, or (B) 1:00 P.M. two (2) Business Days before the Purchase Date for Tendered Bonds to be in the Multiannual Mode immediately after the Purchase Date.

           (ii) Sources of Payment. If the Tendered Bonds are supported by a Credit Facility, the Paying Agent, on or before  12:00  Noon on any Purchase Date for  such  Tendered
     Bonds, shall draw upon the Credit Facility the amount necessary to purchase such Tendered Bonds for which the Remarketing Agent has not received the Purchase Price thereof, as indicated in a notice given to the Paying Agent pursuant to in Section 3.09(a)(i). In determining the amount necessary to purchase such Tendered Bonds, the Paying Agent shall take into account any amounts drawn under the Credit Facility pursuant to Section 3.06(c)(i) to pay interest on such Bonds on the Tender Date. If the Tendered Bonds are not supported by a Credit Facility, the Paying Agent shall not later than (A) 12:30 P.M. on the Purchase Date for Tendered Bonds that are to be in the Flexible Mode or the Daily Mode immediately after the Purchase Date, or
     (B) 3:00 P.M. one (1) Business Day before the Purchase Date for Tendered Bonds that are to be in the Weekly Mode or the Multiannual Mode immediately after the Purchase Date, notify the Company of the amount necessary to purchase the Tendered Bonds for which the Remarketing Agent has not received the Purchase Price thereof, and the Company shall pay the Paying Agent such amount at the time required by Section 3.06(e) hereof. The Remarketing Agent shall deliver to the Paying Agent all amounts received by the Remarketing Agent as proceeds of the remarketing of Bonds at or before (A) 1:30 P.M. on the Purchase Date for Tendered Bonds that are to be in the Flexible Mode, the Daily Mode or the Weekly Mode immediately after the Purchase Date,or (B) 1:00 P.M. on the Purchase Date for Tendered Bonds that are to be in the Multiannual Mode immediately after the Purchase Date. If Bonds are supported by a Credit Facility and the Remarketing Agent does not deliver to the Paying Agent proceeds of remarketing sufficient, together with amounts received from draws under the Credit Facility, to pay in full the Purchase Price of all such Bonds due on the Purchase Date, the Paying Agent shall make an additional draw on the Credit Facility and thereafter the Company shall be liable for the shortfall.

      (b) Payments by the Paying Agent. At or before the close of business on the Delivery Date and upon receipt by the Paying Agent of the Purchase Price of the Tendered Bonds that are delivered to it, the Paying Agent shall pay the Purchase Price of the Bonds to the registered owners thereof as provided in the applicable form of Bonds. The Paying Agent shall apply in order, first, moneys paid to it by the Remarketing Agent from proceeds of the remarketing of such Bonds by the Remarketing Agent to Persons who are not Company Affiliates, second, but only with respect to Bonds supported by the Credit Facility, moneys drawn on the Credit Facility for the purpose of purchasing Tendered Bonds (including amounts drawn on the Credit Facility to pay accrued interest on the Tendered Bonds) and third, moneys paid to it by the Company and remarketing proceeds received by the Remarketing Agent from Company Affiliates. If sufficient funds are not available for the purchase of all Bonds tendered on any Delivery Date, no purchase shall be consummated.

     Section 3.10.  Remarketing of Bonds Tendered.

      (a) General. Subject to the provisions of Section 3.01(g) and clause (v) in the first paragraph of Section 3.12(a), the
Remarketing Agent shall solicit offers to purchase and use its best efforts to find a purchaser for Tendered Bonds, Pledged Bonds and Company Bonds. Any such purchase shall be made by payment of the Purchase Price in immediately available funds (for Bonds to be in the Flexible, Daily or Weekly Mode) or in clearinghouse funds (for Bonds to be in the Multiannual Mode) to the Paying Agent at the time specified in Section 3.09(a)(ii). By (i) 1:15 P.M., in the case of Bonds that are to be in the Flexible Mode or the Daily Mode immediately after the Purchase Date, or (ii) 1:00 P.M., in the case of Bonds that are to be in the Weekly or Multiannual Mode immediately after the Purchase Date, Bonds remarketed under this Section shall be made available on the Purchase Date by the Paying Agent to the purchasers thereof (in the case of Bonds in the Flexible Mode or the Daily Mode, delivered by the Paying Agent to the Remarketing Agent) and shall be registered in the manner directed by the recipient thereof, provided that such Bonds shall not be delivered unless and until the Paying Agent has received the Purchase Price therefor, except that Bonds in the Flexible Mode or the Daily Mode may be delivered against a window receipt of the Remarketing Agent guaranteeing same day payment in immediately available funds. Bonds not remarketed shall be held by the Paying Agent. Bonds previously purchased with moneys drawn under the Credit Facility shall not be delivered upon remarketing unless the Paying Agent has received written verification from the Bank that the Credit Facility has been fully reinstated to the stated amount of the Credit Facility.

      Bonds the Purchase Price of which is paid for with funds drawn on a Credit Facility pursuant to Section 3.09(a)(ii) shall be registered to the Bank, or its designee, as pledgee, by the
Paying  Agent  (whether or not such Bonds are  delivered  by  the tendering Bondholder) as security for the reimbursement of the Bank for moneys drawn under the Credit Facility and shall be "Pledged Bonds." Bonds the Purchase Price of which is paid for with funds provided by the Company pursuant to Section 3.06(e) or
Section  3.09(a)(ii)  shall be registered  in  the  name  of  the
Company  by  the  Paying  Agent and  shall  be  "Company  Bonds".
Company Bonds shall be held by the Paying Agent for the account of the Company until transferred pursuant to this Section 3.10 or canceled pursuant to instructions of the Company. Upon receipt by the Paying Agent of notice from the Remarketing Agent that a purchaser has been found for Pledged Bonds or Company Bonds held by the Paying Agent, the Paying Agent shall register and deliver such Bonds to such purchaser (at which time such Bonds shall cease to be Pledged Bonds or Company Bonds) upon receipt by the Paying Agent of the Purchase Price of such Bonds; provided, however, that no Pledged Bond or Company Bond shall be so registered and delivered unless the Paying Agent has received from the Bank a written notice of reinstatement of the full principal and interest component of the Credit Facility. If the Paying Agent has not received from the Bank a written notice of reinstatement of the full principal and interest component of the Credit Facility with respect to Bonds in the Flexible Mode, the Daily Mode or the Weekly Mode, the Paying Agent will not resume the registration and delivery of Bonds. The Paying Agent shall give notice to the Bank if and to the extent that the Paying Agent has received the proceeds of remarketing of any Pledged
Bonds promptly of the receipt thereof. The Paying Agent shall immediately notify the Remarketing Agent whenever (i) it is prohibited from registering and delivering Bonds pursuant to this Indenture and (ii) if the Paying Agent has been so prohibited, upon the restoration of its power hereunder to register and
deliver  Bonds.   Bonds  purchased with moneys  drawn  under  the
Credit Facility and registered to the Bank or its designee pursuant to the Reimbursement Agreement shall be delivered to and held by the Paying Agent as custodian for the Bank and shall not be subsequently transferred or assigned by the Bank except as provided in this Section 3.10 and Section 3.11(a)(iv). No Bonds that are automatically converted to the Daily Mode after failure of an optional conversion from one Mode to another (or from one Rate Period to another in the Multiannual Mode) shall be remarketed until the Paying Agent notifies the Remarketing Agent that such Bonds are supported by a Credit Facility meeting the requirements of Section 3.15(b).

      (b) Remarketing of Bonds Between Notice and Redemption or Conversion Date. No Bonds scheduled to be redeemed or converted to a different Mode may be remarketed under Section 3.10(a) after receipt by the Remarketing Agent of notice of redemption or conversion of such Bonds to a specified Mode from the Company unless the Remarketing Agent, on or before the redemption date or Purchase Date, gives notice to the purchaser that such purchaser will be required to surrender its Bonds for payment on the applicable redemption date or to tender its Bonds for mandatory purchase on the applicable Conversion Date, as the case may be.

     Section 3.11.  Paying Agent.

      (a) Appointment and Responsibilities. The initial Paying Agent for the Bonds shall be First National Bank of Commerce, New Orleans, Louisiana. If at any time the Bonds are not subject to a Book-Entry System of registration and transfer, the Paying Agent shall have a duly appointed agent or be a financial institution having offices to effect transfers and receive tenders of Bonds in the City of New York, and it shall be a prerequisite to the discontinuation of the Book-Entry System that a financial institution with such offices in the City of New York, and meeting all other requirements to serve as Paying Agent hereunder, shall be appointed. The Paying Agent shall be entitled to the advice of counsel (who may be counsel for any party) and shall not be liable for any action taken or omitted to be taken in good faith in reliance on such advice. The Paying Agent may rely conclusively on any telephone call or written (including facsimile) notice, certificate or other document furnished to it under this Indenture and reasonably believed by it to be genuine. The Paying Agent shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed under this Indenture or omitted to be taken by it by reason of the lack of direction or instruction required for such action, or be responsible for the consequences of any error of judgment reasonably made by it. When any action (other than payment of principal of, premium, if any, and interest on the Bonds) by the Paying Agent is called for by this Indenture, it may defer such action pending receipt of such evidence, if any, as it may reasonably require in support thereof. The duties of the Paying Agent are only those expressly set forth in this Indenture, and no additional duties shall be implied. A permissive right or power to act shall not be construed as a requirement to act. The Paying Agent shall not in any event be liable for the application or misapplication of funds, or for other acts or defaults, by any person, firm or corporation, except, subject to this Section 3.11, by its respective directors, officers, agents and employees. Nothing contained in this Indenture shall in any way obligate the Paying Agent to expend its own funds in making any payments required to be made by it in performing its duties and obligations hereunder. No recourse shall be had by the Company, the Issuer, the Trustee or any Bondholder for any claim based on this Indenture or the Bonds against any director, officer, agent or employee of the Paying Agent unless such claim is based upon the bad faith, fraud, deceit or willful misconduct of such person. For the purposes of this Indenture matters shall not be considered to be known to the Paying Agent unless they are known to an officer in its corporate trust trustee administration department; provided that the Paying Agent shall not be required to take notice, and shall not be deemed to have notice or knowledge, of any Default or Event of Default hereunder, except Events of Default described in paragraph (i) of subsection (a) of Section 6.01 hereof, unless the Paying Agent shall be notified specifically of the Default or Event of Default in a written instrument or document delivered to it by the Issuer, the Company, the Bank or by the holders of at least 25 percent of the aggregate principal amount of Bonds then Outstanding, and, in the absence of delivery of a notice satisfying those requirements, the Paying Agent may assume conclusively that there is no Default or Event of Default. The Paying Agent shall not require indemnification either prior to making a draw under a Credit Facility pursuant to Section 3.06(c), or prior to making any payment when due of principal, premium or interest on any Bond to be made by the Paying Agent to any Bondholder, except and unless such drawing or payment is prohibited by or violates applicable law or any outstanding or pending court or governmental order or decree.

      The Company shall pay to the Paying Agent reasonable compensation for its services and pay or reimburse the Paying Agent for its reasonable expenses and disbursements, including reasonable attorneys' fees hereunder and fees for reasonable extraordinary services provided hereunder. The Company shall indemnify and save the Paying Agent, its officers, directors, employees and agents harmless against any losses, liabilities and reasonable expenses which it or any of them may incur in connection with or arising out of the acceptance or exercise of its duties hereunder and which are not due to its gross negligence, willful misconduct or bad faith, including the costs and expenses of defending itself against or investigating any claim or liability in connection therewith. Any fees, expenses, reimbursements or other charges which the Paying Agent may be entitled to receive from the Company hereunder shall be due and payable 30 days after a request for payment has been made by the Paying Agent to the Company, and any such fees, expenses, reimbursements or other charges not paid when due shall bear interest at the "commercial lending rate" of the Trustee as announced from time to time (or, if none, the nearest equivalent). The indemnification provisions of this paragraph shall survive the satisfaction and discharge of the Bonds.

      The Paying Agent shall act as such and, as agent of and on behalf of the Issuer, as Bond registrar and transfer agent, provided that at all times a copy of the registration books shall be kept in the State of Louisiana at the offices of the Company or such other place within the State as may be designated by the Issuer. Bonds may be transferred and exchanged as provided in the forms of the Flexible Mode Bond, Daily Mode Bond, Weekly Mode Bond and Multiannual Mode Bond. The Trustee shall be entitled to receive from time to time upon request therefor made to the Paying Agent and may conclusively rely upon a list of the registered holders of the Bonds certified by the Paying Agent to be true and complete as of a given date. The Paying Agent, which may act by means of agents, shall signify its acceptance of the duties and obligations imposed upon it hereunder by its written instrument of acceptance under which the Paying Agent will agree to:

           (i) (a) promptly deposit into the applicable Paying Agent Subaccount any sums delivered to it for such purpose pursuant to Section 3.06(a) or otherwise, and give notice to the Trustee of any such delivery and deposit, (b) until so deposited, hold all such sums segregated from other moneys of any Company Affiliate, uninvested and in trust for the benefit of the Bondholders; (c) acknowledge and agree that all such sums and any Paying Agent Subaccount, and any moneys deposited therein, are owned and held by the Trustee, as trustee under this Indenture, and that the Paying Agent relinquishes and waives any and all claims to any thereof; whether at law or in equity, by reason of rights of set-off (including statutory rights) or otherwise; and (d) at any time when a Credit Facility for the Bonds is not in place, report to the Trustee, on the date that any payment of principal (including principal of any Bonds called for redemption) or, premium, if any, or interest on any Bonds is required to be made to any Bondholder, if the Company has not, on such date, delivered to the Paying Agent for deposit into the applicable Paying Agent Subaccount immediately available funds in an amount equal to the total amount of all such payments required to be made on such date;

           (ii) hold all sums delivered to it by the Trustee from the Debt Service Fund for the payment of principal of, premium, if any, and interest on the Bonds, or withdrawn for such purposes by the Paying Agent from a Paying Agent Subaccount pursuant to Section 3.06(d), segregated from other moneys of any Company Affiliate, uninvested and in trust for the benefit of the Bondholders until such sums shall be paid to the Bondholders or otherwise disposed of as herein provided;

          (iii) hold all moneys delivered to it hereunder for the purchase of Bonds (including amounts drawn on a Credit Facility, amounts received from the Company and remarketing proceeds), segregated from other moneys of any Company
     Affiliate, uninvested and in trust for the benefit of the Person that shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such Person;

           (iv) hold all Pledged Bonds in trust for the benefit of the Bank until such Pledged Bonds have been remarketed by the Remarketing Agent, purchased by the Company or redeemed, and pay to the Bank, in accordance with the Reimbursement Agreement, moneys tendered to it upon a remarketing of Bonds secured by a Credit Facility, to the extent that the Purchase Price of such Bonds was paid from moneys drawn under the Credit Facility;

          (v) hold all Company Bonds in trust for the benefit of the Company until such Company Bonds have been remarketed by the Remarketing Agent, redeemed, or canceled;

          (vi) keep such books and records as shall be consistent with industry practice and make such books and records, including the books of registration for the Bonds, available for inspection by the parties hereto and the Remarketing Agent at all reasonable times;

          (vii) promptly report to the Trustee all authentica tions of Bonds transferred, exchanged or remarketed and any information received by it concerning the names and addresses of Bondholders and promptly report to the Remarketing Agent the principal amount of Bonds tendered to it upon each optional and mandatory redemption and the date of purchase of Bonds so tendered to it;

           (viii) give all notices required of it in this Indenture at the times and in the manner required by this Indenture and send to the Remarketing Agent copies of all such notices;

           (ix) act as agent of the Trustee for the purpose of executing the Certificate of Authentication on the Bonds; and
           (x) take all other actions and perform all other duties and obligations as may be required of it as Paying Agent under this Indenture.

Except  as may otherwise be expressly agreed by the Paying Agent, the Paying Agent shall have no responsibility with respect to the
enforcement  of  any  Credit  Facility  obtained  in   accordance
herewith.

      (b) Removal or Resignation of Paying Agent. The Company may discharge the Paying Agent from time to time and appoint a successor approved by the Trustee, the Bank, the Remarketing Agent and the Issuer, which approval shall not be unreasonably withheld. The Company shall also designate a successor Paying Agent for the Bonds, subject to the approval of the Trustee, the Bank, the Remarketing Agent and the Issuer, which approval shall not be unreasonably withheld, if the Paying Agent resigns or becomes ineligible. The Paying Agent may resign by giving at least sixty (60) days' written notice to the parties hereto, the Company, the Bank and the Remarketing Agent. The Paying Agent's rights of indemnity under this Section 3.11 shall survive any removal or resignation of such Paying Agent. Each successor Paying Agent shall be a commercial bank with trust powers or a trust company having a capital and surplus of not less than $50,000,000, shall at the time of the appointment be rated at least Baa3/P-3 by Moody's, shall be registered as a transfer agent with the Securities and Exchange Commission, shall have the power to authenticate bonds and shall be capable of performing the duties prescribed for it herein. The Paying Agent may but need not be the same person as the Trustee. The Trustee shall give notice of the appointment of a successor Paying Agent in writing to each affected Bondholder at its address as it appears on the registration books maintained by the Paying Agent. The Trustee will promptly certify to the Company that it has mailed such notice to all affected Bondholders, and such certificate will be conclusive evidence that such notice was given in the manner required hereby.

      (c) Successors. Any corporation, association, partnership or firm which succeeds to the corporate trust business of the Paying Agent as a whole or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall thereby become vested with all the property, rights and powers of the Paying Agent under this Indenture and shall be subject to all the duties and obligations of the Paying Agent under this Indenture.

      In the event that the Paying Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Paying Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Company shall not have appointed its successor within thirty (30) days, the Trustee shall appoint a successor. In the event of the resignation or removal of the Paying Agent, the Paying Agent shall pay over, assign, transfer and deliver the Credit Facility and any moneys and Bonds, including Pledged Bonds and unauthenticated Bonds, held by it and the books of registry maintained by it in such capacity to its successor. No resignation or removal of the Paying Agent shall be effective until a successor has been appointed and has accepted its appointment.

      The Paying Agent shall send or cause to be sent notice to affected Bondholders of a change of address for the delivery of Bonds or notices or the payment of principal or purchase price of Bonds.

     Section 3.12.  Remarketing Agent.

     (a) Qualifications and Responsibilities. The Company shall appoint, with the consent of the Issuer, and, if a Credit Facility is in effect with respect to Bonds, the Bank, one or more Remarketing Agents for the Bonds. The Remarketing Agent shall be authorized by law to perform all of the duties imposed upon it by this Indenture. In addition, the Remarketing Agent shall either (i) have a capitalization of at least $10,000,000 and outstanding securities rated at least Baa3 (or a substantially equivalent rating) by Moody's or (ii) have a capitalization of at least $15,000,000. The Remarketing Agent, which may act by means of agents, shall signify its acceptance of the duties and obligations imposed upon it hereunder by a written agreement with the Company under which the Remarketing Agent will agree, among other things, to:

            (i) determine the Flexible, Daily, Weekly or Multiannual Rate pursuant to and in accordance with Sections 3.01(c)(i), (d)(i), (e)(i) and (f)(i), respectively, and the forms of Flexible, Daily, Weekly and Multiannual Bonds;

           (ii) give all notices to the Trustee, the Paying Agent and the Company regarding the determination of interest rates on the respective Bonds and regarding Tendered Bonds as are required of the Remarketing Agent in this Indenture;

            (iii) hold, uninvested, all moneys received hereunder from the remarketing of Tendered Bonds for the benefit of the Person which shall have delivered such moneys until the Remarketing Agent shall have transferred such moneys to the Paying Agent as provided in this Indenture;

           (iv) keep such books and records with respect to its duties as Remarketing Agent as shall be consistent with prudent industry practice and make such books and records available for inspection by the parties hereto and the Paying Agent at all reasonable times; and

           (v) unless otherwise instructed by the Company, use its best efforts to remarket Bonds in accordance with this Indenture and any remarketing agreement entered into by the Remarketing Agent and the Company.

      The Remarketing Agent may enter into custodial agreements with one or more banking or similar institutions for the deposit and holding of the Bonds in order to facilitate the tendering and remarketing of Bonds as provided in this Indenture, provided, however, that in no event shall the Issuer, the Company, the Trustee or the Paying Agent be responsible or held liable for any action taken or not taken under any such custodial agreement and in no way shall any such custodial agreement relieve or otherwise alter the obligations and responsibilities of the Remarketing Agent set forth in this Indenture. The Remarketing Agent may use an on-line issuing and reporting system in the discharge of its duties.

      (b) Removal or Resignation of Remarketing Agent. With the written approval of the Bank delivered to the Company, if a Credit Facility is then in effect, the Trustee and the Paying Agent, the Company may (i) remove the Remarketing Agent at any time by written notice to the Remarketing Agent, the Bank and the parties hereto and appoint a successor which meets the qualifications set forth in Section 3.12(a), and (ii) appoint a successor with similar qualifications if the Remarketing Agent resigns or becomes ineligible. The Company shall give the
Issuer,  the Bank, the Paying Agent and the Trustee at least  two
(2) days' notice prior to the appointment of a successor Remarketing Agent. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least thirty (30) days' written notice to the Issuer, the Trustee, the Bank, the Company and the Paying Agent. The Trustee shall give written notice to the holders of the Bonds of any such removal or resignation of the Remarketing Agent or such appointment of a successor Remarketing Agent.

      (c) Successors. Any corporation, association, partnership or firm which succeeds to the business of the Remarketing Agent as a whole or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall thereby become vested with all the property, rights and powers of the Remarketing Agent under this Indenture and shall be subject to all the duties and obligations of the Remarketing Agent under this Indenture. In the event that the Remarketing Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Company shall not have appointed its successor within thirty (30) days, the Trustee shall apply to a court of competent jurisdiction for such appointment.

     Section 3.13.  Investments.

      (a) Pending their use under this Indenture, moneys in the Debt Service Fund (other than moneys deposited thereto for the purpose of an optional redemption, which moneys shall, if invested, be invested in Government Obligations) may be invested by the Trustee in Permitted Investments (as defined below) maturing or redeemable at the option of the holder thereof at or before the time when such moneys are expected to be needed and shall be so invested pursuant to written direction of the Company if no Default known to the Trustee then exists under this Indenture. Any investments pursuant to this subsection shall be held by the Trustee as a part of the appropriate account of the Debt Service Fund and, upon receipt by the Paying Agent of written instructions from the Company, shall be sold or redeemed in accordance with such instructions to the extent necessary to make payments or transfers or anticipated payments or transfers from such account.

      (b) Any interest realized on investments in the Debt Service Fund and any profit realized upon the sale or other disposition thereof shall be credited to the appropriate account of the Debt Service Fund and any loss shall be charged thereto. The Trustee shall not be liable or responsible for any loss or penalty resulting from any such investment. The Trustee shall not be liable or responsible for the Bonds becoming "arbitrage bonds" within the meaning of the Code as a result of investments it makes pursuant to instructions from the Company. The Trustee may make any and all investments through its own bond or securities department or the bond or securities department of any affiliate of the Trustee.

      (c) The term "Permitted Investments" means any of the following obligations or securities on which neither the Company nor any of its subsidiaries is the obligor: (a) direct United States Treasury obligations, the principal and interest of which are fully guaranteed by the government of the United States;
(b)(i) bonds, debentures, notes, or other evidence of indebtedness issued or guaranteed by federal agencies and provided such obligations are backed by the full faith and credit of the United States of America, which obligations include but are not limited to: (aa) U.S. Export-Import Bank, (bb) Farmers Home Administration, (cc) Federal Financing Bank, (dd) Federal Housing Administration Debentures, (ee) General Services Administration, (ff) Government National Mortgage Association_guaranteed mortgage-backed bonds and guaranteed pass-through obligations, (gg) U.S. Maritime Administration_guaranteed Title XI financing, (hh) U.S. Department of Housing and Urban Development, (ii) bonds, debentures, notes, or other evidence of indebtedness issued or guaranteed by U.S. government instrumentalities, which are federally sponsored, and such obligations include but are not limited to: (aa) Federal Home Loan Bank System, (bb) Federal Home Loan Mortgage Corporation,
(cc) Federal National Mortgage Association, (dd) Student Loan Marketing Association and (ee) Resolution Funding Corporation;
(c) direct security repurchase agreements (which means an agreement under which securities are purchased, held for a specified time, and then sold back) of any federal book entry only securities enumerated in clauses (a) and (b); (d) time certificates of deposit of state banks organized under the laws of Louisiana, or national banks having their principal offices in the State of Louisiana, savings accounts or shares of savings and loan associations and savings banks, as defined by R.S. 6:703
(15) and (16), or share accounts and share certificate accounts of federally or state chartered credit unions issuing time certificates of deposit; and (e) mutual or trust fund institutions which are registered with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Act of 1940 and which have underlying investments consisting solely of and limited to securities of the United States government or its agencies. The commercial banks and banking institutions referred to in clauses (c) and (d) above may include the entities acting as Trustee and Paying Agent hereunder if such entities shall otherwise satisfy the requirements thereof. The Trustee is specifically authorized to implement its automated cash investment system to assure that cash on hand is invested and to charge its normal cash investment fees, which may be deducted from income earned on investments.

      Funds invested as provided in clause (d) above shall not exceed at any time the amount insured by the Federal Deposit Insurance Corporation in any one banking institution, or in any one savings and loan association, or National Credit Union Administration, unless the uninsured portion is collateralized by the pledge of securities in the manner provided in R.S. 39:1221 and the rate of interest paid by the banks shall be established by contract between the bank and the Issuer; provided however, that the interest rate at the time of investment shall be a rate not less than fifty basis points below the prevailing market interest rate on direct obligations of the United States Treasury with a similar length of maturity.

      Notwithstanding the foregoing list of investments, in no instance shall funds held hereunder be invested in obligations described in clause (b) above which are collateralized mortgage obligations that have been stripped into interest only or principal only obligations, inverse floaters, or structured notes (which means securities of U.S. government agencies, instrumentalities, or government sponsored enterprises which have been restructured, modified, and/or reissued by private entities).

      Section 3.14. Reduction of Credit Facility on Change in Mode. If Bonds are converted from one Mode to another Mode for which the Paying Agent is required to be entitled to draw funds under the Credit Facility for a reduced number of days' interest, as described in Section 3.15(b)(ii), the Paying Agent may reduce the amount available to be drawn under the Credit Facility upon such conversion in accordance with the Credit Facility.

      If no Credit Facility is to be in effect for the Bonds as converted to any Mode, the Trustee (or the Paying Agent at the request of the Trustee) shall reduce (or if all the Bonds are so converted, release) the Credit Facility upon such conversion so that the Credit Facility, if any, in effect satisfies the requirements described in Section 3.15(b)(ii).

      In no event shall any reduction in or release of the Credit
Facility pursuant to this Section 3.14 take effect until five (5)
Business Days after the conversion.

               Section 3.15.  Credit Facilities.

      (a) Substitution or Replacement. Upon satisfaction of the requirements set forth in this Section 3.15 and subject to the last two sentences of this Section 3.15(a), the Company may replace a Credit Facility then in effect with a substitute Credit Facility; provided, however, that (1) the Credit Facility being replaced shall in no event be terminated or released (1) until the Company has given not less than forty-five (45) days' written notice to the Trustee, the Paying Agent and the Remarketing Agent, and the Paying Agent has received the proceeds of all outstanding drawings on the Credit Facility being replaced, and
(2) if any Bonds supported by the Credit Facility being replaced are in the Daily Mode or the Weekly Mode, until the Paying Agent has given not less than fifteen (15) days' written notice of the mandatory tender of such Bonds, as required by the terms thereof, and (3) if any of the Bonds supported by the Credit Facility being replaced are in the Flexible Mode or the Multiannual Mode, the Credit Facility shall in no event be terminated or released earlier than on an Effective Date for all such Bonds supported by the Credit Agreement. Neither the Paying Agent nor the Trustee shall release the Credit Facility or accept a substitute Credit Facility during the period between the giving of the notice of mandatory tender, required by the form of the Daily Mode Bond or the Weekly Mode Bond, and the Purchase Date.

     Prior to the replacement of any Credit Facility, the Company shall have delivered to the Trustee and the Paying Agent: (i) an opinion of counsel for the issuer of the substitute Credit Facility to the effect that it constitutes a legal, valid and binding obligation of the issuer enforceable in accordance with its terms; (ii) an opinion of Bond Counsel, counsel for the issuer of the substitute Credit Facility, counsel for the Company or the Trustee to the effect that the substitute Credit Facility meets the requirements of this Section 3.15; (iii) a certificate of the Bank that all amounts due under the Reimbursement Agreement have been paid and that the Company has fulfilled all its obligations arising out of such Agreement; and (iv) written evidence from S&P, if such Bonds are then rated by S&P, that the replacement of the Credit Facility will not in itself result in the suspension, reduction or withdrawal of the rating on the Bonds. Notice of the substitution or replacement of a Credit Facility shall be sent by the Trustee to S&P.

     (b) Requirements. Notwithstanding anything to the contrary contained herein, each Credit Facility must:

           (i) be an irrevocable, unconditional obligation of a financial institution;

           (ii) be on terms no less favorable to the Paying Agent than the Letter of Credit, and entitle the Paying Agent to draw upon or demand payment and receive in immediately available funds an amount equal to the sum of the principal amount of the Bonds supported by the Credit Facility, any premium applicable thereto, and (A) forty-five (45) days' accrued interest at the Maximum Interest Rate on the principal amount of Bonds then Outstanding in the Daily Mode or the Weekly Mode, (B) a number of days' accrued interest at the Maximum Interest Rate on Bonds in the Flexible Mode that equals the number of days established by a Credit Facility as the maximum length of a Rate Period (which shall not exceed 270 days) for the Bonds in the Flexible Mode, plus twenty (20) days or (C) two hundred (200) days' accrued interest at the Maximum Interest Rate on the principal amount of Bonds then Outstanding in the Multiannual Mode plus an amount equal to any applicable premium which may be paid on the Bonds in the Multiannual Mode;

           (iii) provide for a term which may not expire in less than one year and which may not expire or be terminated prior to the fifth Business Day after the mandatory tender for purchase as provided in Sections 3.01(c)(iii), 3.01(d)(iv), 3.01(e)(iv) or 3.01(f)(iii). The Paying Agent and the Trustee shall not agree to any amendment of a Credit Facility which in any way limits the obligation of the Bank to provide funds under the Credit Facility without the prior written consent of holders of 100% of the principal amount of the Bonds Outstanding and entitled to the benefit thereof;

          (iv) secure all Bonds; and

           (v) be accompanied by written evidence from S&P, if such Bonds are then rated by S&P, that the use of the Credit Facility will not in itself result in the suspension, reduction or withdrawal of the rating on the Bonds. Notice of the use of a Credit Facility shall be sent by the Trustee to S&P.



                  ARTICLE IV: TAX-EXEMPT STATUS


      Section 4.01. Exemption from Federal Income Taxation. The Issuer and the Trustee will not knowingly take any action, or omit to take any action, which action or omission will adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds, and in the event of such action or omission will promptly, upon receiving knowledge thereof, take all lawful actions, based on advice of Bond Counsel and at the expense of the Company, as may rescind or otherwise negate such action or omission.

     Section 4.02.  Covenants Regarding Rebate.

      (a)   A  special Rebate Fund is hereby established  by  the
Issuer. The Rebate Fund shall be for the sole benefit of the United States of America and shall not be subject to the claim of any other person, including without limitation, the Bondholders. The Rebate Fund is established for the purpose of complying with section 148 of the Code and the Treasury Regulations promulgated pursuant thereto. The money deposited in the Rebate Fund, together with all investments thereof and investment income therefrom, shall be held in trust and applied solely as provided in this section. The Rebate Fund is not a portion of the Trust Estate and is not subject to the lien of this Indenture. Notwithstanding the foregoing, the Trustee with respect to the Rebate Fund is afforded all the rights, protections and immunities otherwise accorded to it hereunder.

      (b) Within ten days after the close of each "Bond Year," the Trustee shall receive from the Company a computation in the form of a certificate of an authorized officer of the Company of the amount of "Excess Earnings," if any, for the period beginning on the date of delivery of the Bonds and ending at the close of such "Bond Year" and the Company shall pay to the Trustee for deposit into the Rebate Fund an amount equal to the difference, if any, between the amount then in the Rebate Fund and the Excess Earnings so computed. The term "Bond Year" means with respect to the Bonds each one-year period ending on the anniversary of the date of delivery of the Bonds or such other period as may be elected by the Issuer in accordance with the Regulations and notice of which election has been given to the Trustee. If, at the close of any Bond Year, the amount in the Rebate Fund exceeds the amount that would be required to be paid to the United States of America under paragraph (d) below if the Bonds had been paid in full, such excess may be transferred from the Rebate Fund and paid to the Company, and the Company shall use for such purposes for which, or to be redeposited to such fund from which, such amounts were originally derived.

      (c) In general, "Excess Earnings" for any period of time means the sum of

          (i)  the excess of --

                     (A)  the aggregate amount earned during such
          period of time on all "Nonpurpose Investments" (including gains on the disposition of such Obligations) in which "Gross Proceeds" of the issue are invested (other than amounts attributable to an excess described in this subparagraph (c)(i), over

                     (B)   the amount that would have been earned
          during such period of time if the "Yield" on such Nonpurpose Investments (other than amounts attributable to an excess described in this subparagraph (c)(i)) had been equal to the yield on the issue, plus

          (ii) any income during such period of time attributable to the excess described in subparagraph (c)(i) above.

      The term Nonpurpose Investments, Gross Proceeds, and Yield shall have the meanings given to such terms in section 148 of the Code and the Regulations promulgated pursuant to such section.

      (d) The Trustee shall pay to the United States of America at least once every five years, to the extent that funds are available in the Rebate Fund or otherwise provided by the Company, an amount that ensures that at least 90 percent of the Excess Earnings from the date of delivery of the Bonds to the close of the period for which the payment is being made will have been paid. The Trustee shall pay to the United States of America not later than 60 days after the Bonds have been paid in full, to the extent that funds are available in the Rebate Fund or otherwise provided by the Company, 100 percent of the amount then required to be paid under section 148(f) of the Code as a result of Excess Earnings.

      (e) The amounts to be computed, paid, deposited or disbursed under this section shall be determined by the Company acting on behalf of the Issuer within ten days after each Bond Year after the date of issuance of each issue or series of Bonds unless the Trustee shall have been provided a Favorable Opinion with respect to the noncompliance with such requirements. By such date, the Company shall also notify, in writing, the Trustee and the Issuer of the determinations the Company has made and the payment to be made pursuant to the provisions of this section. Upon written request of any registered owner of Bonds, the Company shall furnish to such registered owner of Bonds a certificate showing compliance with this section and other applicable provisions of section 148 of the Code.

      (f) The Trustee shall maintain a record of the periodic determinations by the Company of the Excess Earnings for a period beginning on the first anniversary date of the issuance of the Bonds and ending on the date six years after the final retirement of the Bonds. Such records shall state each such anniversary date and summarize the manner in which the Excess Earnings, if any, was determined.

     (g) If the Trustee shall declare the principal of the Bonds and the interest accrued thereon immediately due and payable as the result of an Event of Default specified in the Indenture, or if the Bonds are optionally or mandatorily prepaid or redeemed prior to maturity as a whole in accordance with their terms, any amount remaining in any of the funds, other than amounts in the Credit Facility Account or the Bond Purchase Fund, shall be transferred to the Rebate Fund to the extent that the amount therein is less than the Excess Earnings computed by the Company as of the date of such acceleration or redemption, and the balance of such amount shall be used immediately by the Trustee for the purpose of paying principal of, redemption premium, if any, and interest on the Bonds when due. In furtherance of such intention, the Issuer hereby authorizes and directs its President to execute any documents, certificates or reports required by the Code and to make such elections, on behalf of the Issuer, which may be permitted by the Code as are consistent with the purpose for the issuance of the Bonds.


                    ARTICLE V: THE FACILITIES


      Section 5.01.  Facilities.  The Company has agreed  in  the
Facilities Agreement to comply with certain requirements in the acquisition, construction and improvement of the Facilities.


                ARTICLE VI:  DEFAULT AND REMEDIES


     Section 6.01.  Default and Waiver.

     (a) Events of Default; Default. "Event of Default" in this Indenture means any one of the events set forth below with respect to the Bonds and "Default" means any event with respect to the Bonds which with the lapse of time or notice or both would be an Event of Default.

           (i) Debt Service on Bonds; Required Purchase. Any principal of or interest on any Bond shall not be paid when due, whether at maturity or otherwise, or any Purchase Price for Bonds shall not be paid as provided in Sections 3.01, 3.06, 3.08 or 3.09, except that it shall not be an Event of Default if interest on any Bond not supported by a Credit Facility is paid within sixty (60) days after it becomes due.

           (ii) Other Obligations. The Issuer shall fail to observe or perform any of its other covenants or agreements contained herein and such failure shall continue for a period of sixty (60) days after written notice given to the Issuer by the Trustee or the Bondholders of at least 25% in principal amount of the Bonds Outstanding; provided, however, that if such Default cannot be cured by the Issuer within such sixty (60) day period, it shall not constitute an Event of Default if curative action is instituted by the Issuer within such sixty (60) day period and thereafter is diligently pursued until such Default is cured.
           (iii) Events of Bankruptcy. (a) The entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorgani zation, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or (b) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorga nization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors of the Company.

          (iv) Reimbursement Agreement. The Trustee or the Paying Agent shall have received written notice from the Bank of the occurrence of an event of default under a Reimbursement Agreement and directing that the Bonds become immediately due and payable.

           (v) Non-Reinstatement under the Credit Facility. If the Paying Agent shall receive written notice from the Bank within fourteen (14) calendar days after a drawing under the Credit Facility to pay interest on the Bonds that the Bank has not reinstated the amount so drawn.

In the event of an occurrence of a Default under Section 6.01(a)(iv) or (v), and the receipt of notice thereof from the Bank by either the Trustee or Paying Agent, each party shall promptly confirm to the other the receipt of such notice. In addition, the Company agrees to notify the Issuer, the Bank, the Remarketing Agent, the Paying Agent and the Trustee promptly in writing of the occurrence of any Default or Event of Default of which it has knowledge. Within seven (7) days after being notified of a Default or an Event of Default as provided in
Section 7.02(e), the Trustee (or the Paying Agent at the request of the Trustee) will give notice thereof to the Bank and to holders of Bonds not secured by a Credit Facility and, with respect to holders of Bonds secured by a Credit Facility, the Trustee (or the Paying Agent at the request of the Trustee) will promptly give notice of such an Event of Default, provided that such notice to holders of Bonds secured by a Credit Facility shall be given only with respect to Events of Default under Sections (iii), (iv) or (v) above.

     (b)  Waiver.  At any time before an acceleration pursuant to
Section 6.02(a)(i), the Trustee may waive a Default (other than a Default in the payment of the Purchase Price, principal of, premium, if any, or interest on Bonds) and its consequences with respect to Bonds subject to acceleration pursuant to Section 6.02(a), by written notice to the Company, and in the absence of inconsistent instructions from Bondholders pursuant to Sections
6.05 or 9.01 shall do so upon written instruction of the owners of at least twenty-five per cent (25%) in principal amount of such Bonds Outstanding. No waiver under this Section shall affect the right of the Trustee, the Paying Agent or the Issuer to enforce the payment of any amounts owing to it. The Trustee shall not waive any Event of Default under Sections 6.01(a)(i), 6.01(a)(iv) or 6.01(a)(v).

     Section 6.02.  Acceleration.

      (a) Bonds Not Supported by a Credit Facility. If an Event of Default described in Section 6.01(a)(i) hereof occurs and is continuing, the Trustee may, and upon the written request of the Bondholders of at least 25% in principal amount of the Outstanding Bonds (other than Bonds that are supported by a Credit Facility, Pledged Bonds and Company Bonds) shall, by written notice to the Company, the Issuer, the Paying Agent and the Remarketing Agent, declare immediately due and payable the principal of the Outstanding Bonds (other than Bonds that are supported by a Credit Facility and Pledged Bonds, but including Company Bonds) and the accrued interest thereon, whereupon the same shall become immediately due and payable without any further action or notice. If within 15 days after such declaration, all amounts payable to the Issuer and the Trustee hereunder and on Bonds (except principal of and interest on Bonds which are due solely by reason of such acceleration) shall have been paid or provided for by deposit with the Trustee and all existing Events of Default or Defaults with respect to the Bonds shall have been cured or waived, then the Bondholders representing a majority in principal amount of the Bonds subject to acceleration under this
Section 6.02(a) may annul such acceleration and its consequences by written notice to the Issuer, the Trustee and the Company. Such annulment shall be binding upon the Issuer, the Trustee and all of the Bondholders, but no such annulment shall extend to or affect any subsequent Events of Default or Default or impair any right or remedy consequent thereto.

      (b) Bonds Supported by a Credit Facility. If the Event of Default is one described in Section 6.01(a)(i), (iv) or (v), the principal of the Bonds that are supported by a Credit Facility and Pledged Bonds and accrued interest thereon shall automatically become immediately due and payable, on the date of such Event of Default, without any further notice or action in accordance with Section 6.05. Notwithstanding the foregoing, if an Event of Default described in Section 6.01(a)(i) occurs due to the failure of the Paying Agent to receive sufficient funds for the payment of the Purchase Price of all Bonds supported by a Credit Facility tendered for purchase on any Purchase Date, the Paying Agent shall immediately draw under the Credit Facility an amount equal to such deficiency (except to the extent that one or more drawings have been made previously in respect of the same deficiency), plus one day's accrued interest on such Bonds, and only if such Event of Default is not cured by the close of business on the next Business Day shall there be such an automatic acceleration of the payment of principal of and accrued interest on such Bonds.

      Section 6.03. Court Proceedings. The Trustee may enforce the provisions of this Indenture by appropriate legal proceedings for the specific performance of any covenant, obligation or agreement contained herein whether or not a Default or an Event of Default exists, or for the enforcement of any other appro priate legal or equitable remedy, and may recover damages caused by any breach by the Company of the provisions of this Indenture, including (to the extent this Indenture may lawfully provide) court costs, reasonable attorney's fees and other costs and expenses incurred in enforcing the obligations of the Company under the Facilities Agreement. The Issuer may likewise enforce obligations owed to it hereunder which it has not assigned to the Trustee. All rights under this Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the Bondholders.

     Section 6.04. Revenues after Default. After the occurrence of an Event of Default, any funds pledged as security hereunder for the Bonds and any other moneys received by the Trustee for the Bonds (other than amounts irrevocably set aside to pay particular Bonds) shall be applied to amounts due under Section
3.06 (without regard to any grace periods), which amounts shall be applied in the order specified in Section 3.05.

      Section 6.05. The Credit Facility; Acceleration. Upon acceleration of Bonds on the date of the Event of Default in accordance with Section 6.02(b) prior to expiration of a Credit Facility, the Trustee shall instruct the Paying Agent to draw immediately on the Credit Facility in an amount equal to the aggregate unpaid principal of and interest on the Bonds supported by the Credit Facility to the date on which interest will cease to accrue (which shall be the date, with respect to a default under Section 6.01(a)(i), that a principal or interest payment which was not made was due, or, with respect to a default under
Section 6.01(a) (iv) or 6.01(a)(v), the date the Paying Agent or Trustee receives notice of a Default from the Bank). Upon payment of principal and interest on Bonds from amounts drawn on a Credit Facility upon acceleration, no further amounts with respect to the Bonds shall be payable to the Bondholders, but such payment shall not reduce or satisfy any Facilities Payment obligation of the Company unless the Bank shall have been fully reimbursed for amounts advanced under a Credit Facility. The Trustee shall not require indemnification for any instruction required by Section
6.02 or this Section 6.05 to be given by the Trustee to the Paying Agent to draw on the Credit Facility, prior to the time such instruction is given, except and unless such instruction is prohibited by or violates applicable law or any outstanding or pending court or governmental order or decree.

      Section 6.06. Rights of Bondholders. If an Event of Default occurs and is continuing, and if the Bondholders representing not less than 25% in principal amount of the Outstanding Bonds shall have requested the Trustee in writing to exercise one or more of the rights and remedies provided hereunder and offered it indemnity as provided in Section 7.02(e), the Trustee shall be required to exercise such one or more of the rights and remedies hereunder as the Trustee shall determine to be in the best interest of the Bondholders and not inconsistent with any directions given in accordance with Section
9.01. The Trustee may refuse to follow any direction that conflicts with law or would involve the Trustee in personal liability. No Bondholder shall have any right to institute an action in law or equity or to pursue any other remedy hereunder with respect to any Bond unless (i) an Event of Default of which the Trustee has been notified has occurred and Bondholders representing not less than 25% in principal amount of the Outstanding Bonds shall have requested the Trustee in writing to exercise its rights and remedies with respect thereto and shall have offered the Trustee reasonable opportunity to do so and indemnity as provided in Section 7.02(e), (ii) the Trustee shall within 60 days thereafter fail to exercise any of such rights or remedies, and (iii) during which 60 day period, the holders of a majority principal amount of the Outstanding Bonds do not give the Trustee a direction inconsistent with the request. No Bondholder shall have any right to institute any action or pursue any other remedy if and to the extent that the surrender, impairment, waiver, or loss of the lien of this Indenture would, under applicable law, result. Notwithstanding the foregoing, each Bondholder shall have a right of action to enforce payment of the principal of (and premium, if any) and (subject to the rights of Bondholders of record on any special record date established in respect of interest in default) interest on the Bonds at and after the due dates thereof at the place, from the sources and in the manner expressed in the Bonds.

     Section 6.07. Performance of Company's Obligations. If the Company shall fail to observe or perform any of its agreements or obligations under the Facilities Agreement, the Issuer or the Trustee may but shall not be obligated to perform the same in its own name or in the Company's name and each is hereby irrevocably appointed the Company's attorney-in-fact for such purpose. Unless an Event of Default exists, the Issuer or the Trustee, as the case may be, shall give at least five (5) days' notice to the Company before taking action under this section, except that in case of emergency as reasonably determined by the acting party, it may act on lesser notice or give the notice promptly after rather than before taking the action. The reasonable cost of any such action performed by the Trustee or the Issuer shall be paid or reimbursed by the Company within thirty (30) days after the Trustee or the Issuer notifies the Company of such cost.

      Section 6.08. Remedies Cumulative; No Waiver. The rights and remedies under this Indenture shall be cumulative and shall not exclude any other rights and remedies allowed by law, provided there is no duplication of recovery. Neither the failure to insist upon a strict performance of any of the obligations of the Issuer or the Company nor the failure to exercise any remedy for any violation thereof, shall be taken as a waiver for the future of the right to insist upon strict performance of the obligation or of the right to exercise any remedy for the violation.

      Section 6.09. Undertaking for Costs. The Trustee and the Issuer agree, and each Bondholder by his acceptance of a Bond shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard for the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder, or group of Bondholders, holding more than 25% in principal amount of the Outstanding Bonds, or to any suit instituted by any Bondholder for the enforcement of the payment of the principal of, or premium, if any, or interest on any Bond on or after the maturity thereof expressed in such Bond (or, in the case of redemption, on or after the redemption date).

      Section 6.10. Trustee May File Proofs of Claim. The Trustee may file such proof of claim and other papers and documents as may be necessary or advisable in order to have the claim of the Trustee and the Bondholders allowed in any judicial proceeding relating to the Company, its creditors or its property.


                    ARTICLE VII:  THE TRUSTEE


      Section 7.01. Corporate Organization, Authorization and Capacity. The Trustee represents and warrants that it is a national banking association with fiduciary power and duly licensed or qualified to do business in Louisiana, with the capacity to exercise the powers and duties of the Trustee hereunder, and that by proper corporate action it has duly authorized the execution and delivery of this Indenture.

     Section 7.02.  Rights and Duties of the Trustee.

      (a) Moneys to be Held in Trust. All moneys deposited with the Trustee under this Indenture (other than amounts received for its own use) shall be held by the Trustee in trust and applied subject to the provisions of this Indenture, but need not be segregated from other funds except as required herein or by law. The Trustee shall have no liability in any respect whatsoever in regards to any moneys deposited in the Paying Agent Subaccount.

      (b) Accounts. The Trustee shall keep proper accounts of its transactions hereunder (separate from its other accounts), which shall be open to inspection at reasonable times by the Issuer, the Company and the Bondholders and their representatives duly authorized in writing.

     (c) Performance of the Issuer's Obligations. If the Issuer shall fail to observe or perform any agreement or obligation contained in this Indenture, the Trustee may institute whatever legal proceedings, and take any lawful actions, as may be required to compel full performance by the Issuer of its obligations, and in addition, the Trustee may, but shall not be required, to whatever extent it deems appropriate for the protection of the Bondholders, itself or the Company, perform any such obligation in the name of the Issuer and on its behalf.

     (d)  Responsibility.

           (i) Except during the continuance of an Event of Default, (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein upon notices, certificates, opinions, or other documents furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such notices, certificates, opinions, or other documents which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

           (ii) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of such person's own affairs.

           (iii) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its willful misconduct, except that:

               (A) the Trustee shall not be liable for any error in judgment made in good faith, unless it be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

               (B) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Bondholders as provided herein relating to any of the matters in respect of which the Bondholders may direct the Trustee as referred to in Section 6.01,
                    Section 6.02, Section 6.06 or Section 9.01, or elsewhere in this Indenture relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust power conferred upon the Trustee, under this Indenture; and

               (C) regardless of whether there is a Default or an Event of Default, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of any of its right or powers, if it believes in good faith that repayment of such funds or adequate indemnity satisfactory to it is not reasonably assured to it.

           (iv) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability or affording protection to the Trustee shall be subject to the provisions of this Section 7.02(d).

           (v) The Trustee shall be entitled to the advice of counsel (who may be the Trustee's counsel, counsel for the Issuer, the Company, or any Bondholder) and shall be wholly protected as to any action taken or omitted to be taken in good faith and reliance upon such advice. The Trustee may execute any of the trusts or powers or perform any duties hereunder, either directly or by or through agents, attorneys, accountants, experts, or other professionals, and may in all cases pay such reasonable compensation as it shall deem proper to all persons as reasonably may be required and employed in connection with the trusts hereof. The Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, accountant, expert, or professional selected by it with reasonable care. Notwithstanding Sections 6.07 and 7.02(c) hereof, it shall not be the duty of the Trustee to see that any duties or obligations herein imposed upon the Issuer, the Company, or other Persons are performed, and the Trustee shall not be liable or responsible for the failure of the Issuer, the Company, or such other Person to perform any act required of them by this Indenture or the Facilities Agreement. The Trustee shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, in good faith omitted to be taken by it and reasonably believed to be beyond the discretion or powers conferred upon it, taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of such direction or instruction or other action by it as is called for hereby, in which case it may defer such action pending receipt of such evidence, if any, as it may reasonably require in support thereof and shall be fully protected in relying upon any such evidence. The Trustee shall in no event be liable for the application or misapplication of funds, or for other acts or defaults by any Person, except its own directors, officers, and employees. No recourse shall be had by the Company, the Issuer, the Bank, the Remarketing Agent or any Bondholder for any claim based on this Indenture or any Bond against any director, officer, employee, or agent of the Trustee alleging personal liability on the part of such Person except on account of bad faith, fraud, deceit or intentional misapplication of funds. The recitals contained herein and in the Bonds, except the Trustee's Certificate of Authentication, shall be taken as the statements of the Issuer or the Company, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Bonds or the validity or sufficiency of the security therefor. The Trustee shall not be held accountable for the use or application by the Issuer or the Company of the Bonds or proceeds thereof. The Trustee is not a party to, is not responsible for, and makes no representations with respect to, matters set forth in any Offering Circular or similar document prepared and distributed in connection with the sale of the Bonds. Neither the Trustee nor the Paying Agent shall be obligated to pay interest on any money received by it except as they may expressly agree. The Trustee shall not be responsible for the preparation or filing of any financing statements, amendments thereto, continuation statements or any instruments of further assurance or collateral assignment.

      (e) Limitations on Actions. The Trustee shall not be required to monitor the financial condition of the Company or the physical condition of the Facilities and, unless otherwise expressly provided herein, shall not have any responsibility with respect to notices, certificates or other documents filed with it hereunder, except to make them available for inspection by the Bondholders. The Trustee shall not be deemed to have knowledge of and shall not be required to take notice of any Default or Event of Default unless the Trustee shall be specifically notified in writing at its principal corporate trust office by the Company, the Issuer, the Bank or Bondholders representing not less than 25% in principal amount of the Outstanding Bonds, or, in the case of a Default or an Event of Default under Section 6.01(a)(i) relating to the payment of principal, premium, if any, and interest on the Bonds, the Trustee shall be notified in writing by the Paying Agent, and in the absence of such notices so delivered, the Trustee may conclusively assume no Default or Event of Default exists, and wherever in this Indenture a provision exists that requires the Trustee to give a notice of Default or of an Event of Default, the Trustee shall not be required to give any such notice unless it has been notified of such Default or Event of Default as in this Section 7.02(e) provided. The Trustee shall not be required to take any remedial action (other than the giving of notice) unless indemnity reasonably satisfactory to it is furnished for any reasonable expense or liability to be incurred therein, other than liability for failure to meet the standards set forth in this section. The Trustee shall be entitled to reimbursement from the Company for its expenses reasonably incurred and extraordinary expenses reasonably incurred or advances reasonably made, which reimbursement shall be due and payable thirty (30) days after notifying the Company of such expenses or advances, in the exercise of its rights or the performance of its obligations hereunder, whether or not it acts without previously obtaining indemnity. Except as may otherwise be agreed by the Trustee, the Trustee shall have no responsibility with respect to the enforcement of any Credit Facility obtained in accordance herewith.

      A permissive right or power to act granted to the Trustee herein shall not be construed as a requirement for the Trustee to so act. Upon receipt of written notice, direction, instruction, and indemnity as provided above and, after making such investigation, if any, as it deems appropriate to verify the occurrence of any Default of which it is notified by the Bondholders, the Trustee shall pursue such remedies hereunder (not contrary to such direction) as it deems appropriate for the protection of the Bondholders.

      (f) Financial Obligations. Nothing contained in this Indenture shall in any way obligate the Trustee to pay any debt or meet any financial obligations to any Person in relation to the Facilities except from moneys received under the provisions of this Indenture (including from the exercise of its rights and remedies hereunder) other than moneys received for its own purposes.

      (g) Ownership of Bonds. The Trustee or any affiliate of the Trustee may be or become the owner of Bonds with the same rights as if it were not Trustee.

      (h) No Surety Bond. The Trustee shall not be required to furnish any bond or surety.

      (i) Requests by the Company. Upon any request by the Company to the Trustee to take any action under this Indenture (including, but not limited to, any proposed amendment pursuant to Section 10.01) the Trustee shall be entitled to receive from the Company prior to taking such action, and to rely upon, a certificate of a Company Representative and an opinion of counsel reasonably satisfactory to the Trustee (who may be counsel to the Company), and, if applicable in the reasonable judgment of the Trustee, a certificate of an accountant satisfactory to the Company (who may be an employee of the Company), each to the effect that in the signer's opinion all conditions precedent applicable to such action under this Indenture, if any, have been satisfied (and, in the case of the certificate of the Company Representative, including but not limited to the absence of any Default or Event of Default) and such action is permitted by this Indenture.

      (j) Authentication of Bonds. The Trustee shall act as authenticating agent for the Bonds. The Trustee may either sign the Certificate of Authentication in its own name or may appoint one or more agents to sign the Certificate of Authentication on the Trustee's behalf. So long as Bonds are in the Flexible Mode, the Daily Mode or the Weekly Mode, the Trustee shall use its best efforts to have the ability to cause the Certificate of Authentication to be executed at a location satisfactory to the Paying Agent. The Trustee shall have no liability for the negligence or wrongful conduct (in each case whether by act or omission) of any such agent appointed with reasonable care. The Trustee shall have no liability if, after its best efforts, it finds that it does not have the ability (either directly or through an agent) to cause the Certificate of Authentication to be executed and delivered on a timely basis when Bonds are in the Flexible Mode, the Daily Mode or the Weekly Mode. The Trustee or any such authenticating agent appointed by it hereunder shall authenticate and deliver any Bond or Bonds in substitution for any Bond or Bonds entitled under any of the provisions of this Indenture to be exchanged, transferred, or replaced on account of destruction, theft, loss or mutilation, or otherwise.

      Section 7.03. Fees and Expenses of the Trustee. The Company shall pay to the Trustee reasonable compensation for its services and pay or reimburse the Trustee for its reasonable expenses and disbursements, including reasonable attorneys' fees hereunder and fees for reasonable extraordinary services provided hereunder and shall indemnify the Trustee to the extent required by the Facilities Agreement. As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Bonds upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on the Bonds.

      Section 7.04. Resignation or Removal of Trustee. The Trustee may resign on not less than sixty (60) days' notice given in writing to the Issuer, the Bondholders and the Company, but such resignation shall not take effect until a successor has been appointed and has assumed the duties hereunder. If the Trustee has given notice of its resignation, the Trustee may petition a court of competent jurisdiction for the appointment of a temporary Trustee to serve as Trustee until a successor Trustee has been duly appointed. The Trustee will promptly certify to the other parties that it has mailed such notice to all Bondholders and such certificate shall be conclusive evidence that such notice was given in the manner required hereby. The Trustee may be removed by written notice to the Issuer, the
Company and the Trustee from the Bondholders representing a majority in principal amount of the Bonds Outstanding, but no such resignation or removal shall take effect until a successor has been appointed and assumed the duties hereunder. The Trustee's rights of indemnity under Section ___ of the Facilities Agreement and amounts due and payable to it shall survive any such removal. A petition in a court of competent jurisdiction for removal of the Trustee and the appointment of a successor may be filed by the Bondholders representing not less than 25% in principal amount of the Bonds Outstanding.

      Section 7.05. Successor Trustee. Any corporation or association which succeeds to the corporate trust business of the Trustee as a whole, or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall become vested with all the property, rights and powers of the Trustee hereunder, without any further act or conveyance.

      In case the Trustee resigns or is removed without giving notice as required by Section 7.04, or becomes incapable of acting, or becomes bankrupt or insolvent, or if a receiver, liquidator or conservator of the Trustee or of its property is appointed, or if a public officer takes charge or control of the Trustee, or of its property or affairs, a successor shall be appointed by the Company with the consent of the Issuer, which consent shall not be unreasonably withheld upon written notice from the Company to the Issuer. The Company shall notify or cause to be notified the Bondholders of the appointment in writing within twenty (20) days from the appointment. The Company will promptly certify to the successor Trustee that it has mailed such notice to all Bondholders and such certificate will be conclusive evidence that such notice was given in the manner required hereby. If no appointment of a successor is made within twenty (20) days after the giving of written notice in accordance with Section 7.04 or after the occurrence of any other event requiring or authorizing such appointment, the outgoing Trustee or any Bondholder may apply to any court of competent jurisdiction for the appointment of such a successor, and such court may thereupon, after such notice, if any, as such court may deem proper, appoint such successor. Any successor Trustee appointed under this Section shall be a trust company or a bank having the powers of a trust company, shall have a capital and surplus of not less than $50,000,000 and shall at the time of the appointment be rated not less than Baa3/P-3 by Moody's. Any such successor Trustee shall notify the Issuer and the Company of its acceptance of the appointment and, upon giving such notice, shall become Trustee, vested with all the property, rights and powers of the Trustee hereunder, without any further act or conveyance. Such successor Trustee shall, after payment of all sums then owing to the Trustee hereunder, execute, deliver, record and file such instruments as are required to confirm or perfect its succession hereunder and any predecessor Trustee shall from time to time execute, deliver, record and file such instruments as the incumbent Trustee may reasonably require to confirm or perfect any succession hereunder. Notwithstanding anything else contained in this Indenture, any corporation into which any Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any Trustee hereunder shall be party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee shall be the successor trustee under this Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, provided that such successor corporation continuing to act as the Trustee shall meet the requirements of this Section 7.05, and if such corporation does not meet said requirements, a successor trustee shall be appointed pursuant to this Section 7.05.



                    ARTICLE VIII:  THE ISSUER


      Section 8.01. Limited Obligation. Under no circumstances shall the Issuer be obligated directly or indirectly to pay Costs of Issuance, principal of or premium, if any, and interest on the Bonds, or expenses of operation, maintenance and upkeep of the Facilities, except from Bond proceeds or from funds received under this Indenture which may, in accordance herewith, be used for such purposes, exclusive of funds received hereunder by the Issuer for its own use. The obligation to pay the principal of, premium, if any, and interest on the Bonds from the sources described herein is solely and exclusively a special obligation of the Issuer. No other entity, including the State of
Louisiana,  any  political subdivision  thereof  other  than  the
Issuer,  or  any  other  public  body,  is  obligated,  directly, indirectly, contingently or in any other manner, to pay such principal, premium or interest from any source whatsoever. The Bonds shall not be considered general obligations of the Board of Commissioners of the Issuer, the Issuer or the State of Louisiana. The Bondholders shall never have the right to demand payment of the Bonds out of any funds raised or to be raised by taxation, or from any other funds except the sources described herein. No physical property is encumbered by any lien or security interest for the benefit of the registered owners of the Bonds.

     Section 8.02.  Rights and Duties of the Issuer.

      (a) Remedies of the Issuer. Notwithstanding any contrary provision in this Indenture, the Issuer shall have the right to take any action or make any decision with respect to proceedings for indemnity against the liability of the Issuer and for collection or reimbursement from sources other than moneys or property held under this Indenture or subject to the lien hereof. The Issuer may enforce its rights under this Indenture which have not been assigned to the Trustee by legal proceedings for the specific performance of any obligation contained herein or for the enforcement of any other appropriate legal or equitable remedy, and may recover damages caused by any breach by the Company of its obligations to the Issuer under this Indenture, including court costs, reasonable attorney's fees and other costs and expenses incurred in enforcing such obligations.

      (b) Limitations on Actions. The Issuer shall not be required to monitor the financial condition of the Company or the physical condition of the Facilities and, unless otherwise expressly provided, shall not have any responsibility with respect to notices, certificates or other documents filed with it hereunder. The Issuer shall not be required to take notice of any breach or default except when given notice thereof by the Trustee. The Issuer shall not be required to take any action unless indemnity reasonably satisfactory to it is furnished for expenses or liability to be incurred therein (other than the giving of notice). The Issuer, upon written request of the Bondholders, the Bank, if any, or the Trustee, and upon receipt of reasonable indemnity for expenses or liability, shall cooperate to the extent reasonably necessary to enable the Trustee to exercise any power granted to the Trustee by this Indenture. The Issuer shall be entitled to reimbursement pursuant to Section 8.03 to the extent that it acts without previously obtaining full indemnity.

      (c)   Responsibility.  The Issuer shall be entitled to  the
advice of counsel (who may be counsel for any party, for the Paying Agent or the Remarketing Agent, or for any Bondholder) and shall be wholly protected as to any action taken or omitted to be taken in good faith in reliance on such advice. The Issuer may rely conclusively on any notice, certificate or other document furnished to it under this Indenture and reasonably believed by it to be genuine. The Issuer shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it, or in good faith omitted to be taken by it and reasonably believed to be beyond such discretion or power, or taken by it pursuant to any direction or instruction by which it is governed under this Indenture or omitted to be taken by it by reason of the lack of direction or instruction required for such action under this Indenture, unless such actions were taken or omitted to be taken as a result of the Issuer's willful misconduct or gross negligence, and the Issuer shall not be responsible for the consequences of any error of judgment reasonably made by it. When any payment, consent or other action by the Issuer is called for by this Indenture, the Issuer may defer such action pending such investigation or inquiry or receipt of such evidence, if any, as it may require in support thereof. A permissive right or power to act shall not be construed as a requirement to act, and no delay in the exercise of a right or power shall affect the subsequent exercise thereof. The Issuer shall in no event be liable for the application or misapplication of funds, or for other acts or defaults by any person or entity except by its own directors, officers and employees. No recourse shall be had by the Company, the Trustee or any Bondholder for any claim based on this Indenture or the Bonds against any director, officer, employee or agent of the Issuer unless such claim is based upon the wilful misconduct, bad faith, fraud or deceit of such person. No covenant, obligation or agreement of the Issuer contained in this Indenture shall be deemed to be a covenant, obligation or agreement of any present or future director, officer, employee or agent of the Issuer in his individual capacity, and no person executing a Bond shall be liable personally thereon or be subject to any personal liability or accountability by reason of the issuance thereof.

      Section 8.03. Expenses of the Issuer. The Company shall pay when due the Issuer's issuance fee and shall prepay or reimburse the Issuer within thirty (30) days after notice for all expenses (including reasonable attorney's fees) incurred by the Issuer in connection with the remarketing of the Bonds and all expenses reasonably incurred or advances reasonably made in the exercise of the Issuer's rights or their performance of its obligations hereunder. Any fees, expenses, reimbursements or other charges which the Issuer may be entitled to receive from the Company hereunder, if not paid when due, shall bear interest at 10% per annum.

      Section 8.04. Matters to be Considered by Issuer. In approving, concurring in or consenting to action or in exercising any discretion or in making any determination under this Indenture, the Issuer may consider the interests of the public, which shall include the anticipated effect of any transaction on revenues and employment, as well as the interests of the other parties hereto and the Bondholders; provided, however, nothing herein shall be construed as conferring on any person other than the other parties and the Bondholders any right to notice, hearing or participation in the Issuer's consideration, and nothing in this section shall be construed as conferring on any of them any right additional to those conferred elsewhere herein. Subject to the foregoing, the Issuer will not unreasonably withhold any approval or consent to be given by it hereunder.

      Section 8.05. Actions by Issuer. Any action which may be taken by the Issuer hereunder shall be deemed sufficiently taken if taken on its behalf by its President, its Vice President, its General Manager, the Issuer Representative or by any other director, officer or agent whom it may designate from time to time.


                  ARTICLE IX:  THE BONDHOLDERS


      Section  9.01.  Action by Bondholders.  Subject to  Section
6.02 and Section 10.01 (as to the waivers and consents granted thereby), Bondholders representing a majority in principal amount of the Outstanding Bonds shall have the right at any time, by written notice to the Trustee and upon offering it indemnity as provided in Section 7.02(e), to direct the Trustee (i) in the granting of any consents, waivers or similar actions pertaining to the Bonds, (ii) in the time, method and place of conducting all proceedings, (iii) in the exercise of any rights or remedies available to the Trustee hereunder, or (iv) in the exercise of any other right or power conferred upon the Trustee for the protection of the Bondholders, provided that such direction shall be in accordance with the provisions of law and this Indenture, and the Trustee may take any other action determined proper by the Trustee which is not inconsistent with such direction.

      Any request, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be contained in and evidenced by one or more writings of substantially the same tenor signed by the Bondholders of the requisite percentage of principal amount of Outstanding Bonds or their attorneys duly appointed in writing. Proof of the execution of any such instrument, or of any instrument appointing any such attorney, shall be sufficient for any purpose of this Indenture (except as otherwise herein expressly provided) if made in the following manner, but the Issuer or the Trustee may nevertheless in its discretion require further or other proof in cases where it deems the same desirable:

      The fact and date of the execution by any Bondholder or his or her attorney of such instrument may be proved by the certificate, which need not be acknowledged or verified, of an officer of a bank or trust company satisfactory to the Issuer or to the Trustee or of any notary public or other officer authorized to take acknowledgements of the deeds to be recorded in the state in which he purports to act, that the person signing such request or other instrument acknowledged to him or her the execution thereof, or by an affidavit of a witness of such execution, duly sworn to before such notary public or other officer. The authority of the person or persons executing any such instrument on behalf of a corporate Bondholder may be established without further proof if such instrument is signed by a person purporting to be the president or a vice president of such corporation with a corporate seal affixed and attested by a person purporting to be its clerk or secretary or an assistant clerk or assistant secretary.

      The ownership of Bonds and the amount, numbers and other identification, and date of holding the same shall be proved by the registry books for the Bonds maintained by the Trustee.

      Any request, consent or vote of the owner of any Bond shall bind all future owners of such Bond. Bonds owned or held by or for the account of the Issuer, the Company, or any related person to the Company within the meaning of Section 147(a) of the Code shall not be deemed Outstanding Bonds for the purpose of any consent or other action by Bondholders except that for such purposes Pledged Bonds shall be treated as Outstanding and shall be deemed to be owned by the Bank. So long as no Default exists under Section 6.01(a)(i) with respect to any Bonds supported by a Credit Facility, the Bank and not the Bondholder shall be treated as the owner of all Bonds entitled to the benefits of such Credit Facility for the purposes of any consent or other action by Bondholders.


                    ARTICLE X:  MISCELLANEOUS


     Section 10.01.  Amendments.
      (a) Without Bondholders' Consent. Subject to the approval of the Company, the Trustee and the Issuer may from time to time, without the consent of any Bondholder, except as otherwise required by Section 10.01(b), amend or supplement this Indenture in order to (i) cure any ambiguity, defect or omission in this Indenture that does not materially adversely affect the interests of the Bondholders, (ii) grant additional rights or security to the Trustee for the benefit of the Bondholders, (iii) provide for the benefit of some or all of the Bonds one or more Credit Facilities, which may change the provisions for payment, remedies and other matters in a way which affects the holders of Bonds both covered and not covered by such Credit Facility, (iv) add additional Events of Default as shall not be inconsistent with the provisions of this Indenture and which shall not materially adversely affect the interests of the Bondholders, (v) qualify this Indenture under the Trust Indenture Act of 1939, as amended, or corresponding provisions of federal laws from time to time in effect, (vi) provide for the establishment of, or changes in, a book entry system of registration for the Bonds through a securities depository, (vii) effective upon any Conversion Date to a new Mode, make any amendment affecting only the Bonds being converted or (viii) make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the provisions of this Indenture and which shall not in the opinion of Bond Counsel materially adversely affect the interests of the Bondholders.

      (b) With Bondholders' Consent. Subject to the approval of the Company, except as set forth in Section 10.01(a), the Trustee and the Issuer may from time to time amend this Indenture with the consent of the owners of more than 50% in aggregate principal amount of the Bonds Outstanding; provided, that no amendment permitted by Section 10.01 (a) or (b) shall be made which adversely affects the rights of some but less than all the Bonds Outstanding without the consent of the owners of more than 50% in aggregate principal amount of the Bonds so affected; and provided further, that no amendment of this Indenture shall be effective to (i) change the principal, premium or interest on any Bonds,
(ii) change the interest payment dates, maturity dates or purchase or redemption provisions of any Bonds, (iii) reduce the percentage of Bondholders whose consent is required for the amendment of this Indenture or (iv) modify the lien upon or pledge of the payments and other revenues assigned and pledged hereunder, without the consent, in each case, of the owner of each Bond which would be affected by the action proposed to be taken.

       (c) General. When the Trustee determines that the requisite number of consents have been obtained for an amendment which requires Bondholder consents, it shall, within ninety (90) days, file a certificate to that effect in its records and mail notice to the Company and the Bondholders. No action or proceeding to invalidate the amendment shall be instituted or maintained unless it is commenced within sixty (60) days after such mailing. The Trustee will promptly certify to the Issuer and the Company that it has mailed such notice to all Bondholders and such certificate will be conclusive evidence that such notice was given in the manner required hereby. A consent to an amendment may be revoked by a notice given by the Bondholder and received by the Trustee prior to the Trustee's certification that the requisite consents have been obtained.

      Any amendment of this Indenture shall be accompanied by an opinion of Bond Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that the amendment is permitted by this Indenture. The Trustee may, but shall not be required to, execute any amendment to this Indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. So long as a Credit Facility supports any of the Bonds and the Bank is not in default thereunder, no amendment to this Indenture shall be made without the consent of the Bank.

      Notice of any amendment of this Indenture, or any material change to the Reimbursement Agreement, the Credit Facility, the Facilities Agreement or any remarketing agreement entered into by the Remarketing Agent and the Company and notice of a change in the identity of the entity serving as Trustee or Paying Agent shall be sent by the Company to S&P.

     Section 10.02.  Notices.

     (a) General. Unless otherwise expressly provided herein or in the forms of the Bonds, all notices to the Issuer, the Trustee, the Paying Agent, the Remarketing Agent, the Bank and the Company shall be given either (i) in writing and shall be deemed sufficiently given if sent by registered or certified mail, postage prepaid, or delivered during a Business Day or (ii) by telephone, provided that any notice given by telephone shall be promptly followed by written notice delivered in accordance with clause (i) of this sentence or by facsimile. Notices given to the Issuer, the Trustee, the Paying Agent, the Company, the Remarketing Agent and S&P may be given as follows:

     (i) to the Issuer at:         150 Marine Street
                                   Lake Charles, Louisiana 70609
                                   Attention: Executive Director
                                   Telephone (318) 493-3502
                                   Facsimile   (318) 439-3661;

     (ii) to the Trustee or the
     Paying Agent at:    First National
                         Bank of Commerce
                         210 Baronne Street, 3rd Floor
                         New Orleans, Louisiana 70160
                         Attention:   Corporate   Trust   Trustee
                         Administration
                         Telephone (504) 623-1519
                         Facsimile   (504) 623-1432;

     (iii) to the Company at: P.O. Box 31936
                              Lafayette, Louisiana
                              Attention: Chief Financial Officer
                              Telephone (318) 989-5819
                              Facsimile   (318) 989-5752;

     (v) to the Bank  at:
                         Attention:
                         Telephone
                         Facsimile

     (v) to S&P at:      25 Broadway
                         New York, New York 10004;

     (vi) to the Remarketing Agent at Morgan Stanley & Co. Incorporated
                                      1221 Avenue of the Americas
                                      New York, New York 10036
                                      Attention:  Short-term Municipal Desk
                                      Telephone (212) 761-8688
                                      Facsimile (212) 761-0585;

or, as to all of the foregoing, to such additional or other address or addresses (including telephone and facsimile numbers) as the addressee shall have indicated by prior written notice to the one giving notice. Notice may be given to any future Remarketing Agent in the manner set forth above in this Section 10.02(a) at the address specified in the applicable Remarketing Agreement. All notices to a Bondholder shall be in writing and shall be deemed sufficiently given if sent by first class mail, postage prepaid, to the Bondholder at the address shown on the registration books for the Bonds maintained by the Paying Agent. A Bondholder may direct the Paying Agent to change its address as shown on the registration books by written notice to the Paying Agent. All notices to Bondholders shall identify the Bonds by name, CUSIP number, date of original issuance, maturity date, and such other descriptive information as may be needed to identify accurately the Bonds.

      All notices sent to Bondholders by the Trustee or Paying Agent shall simultaneously be sent by registered or certified mail, postage prepaid, to S&P, at least two (2) national information services that publish or disseminate notices of redemption of obligations such as the Bonds, such as S&P's Called Bond Service and Kenney Information Systems Notification Service, and all registered securities depositories that are registered owners of the Bonds, provided that the failure to give such notice shall not affect the validity of any notice given to the Bondholders. The selection of the national information services to receive any notice shall be at the sole discretion of the Trustee or the Paying Agent, as the case may be.

      Notice hereunder may be waived prospectively or retro spectively by the person entitled to the notice, but no waiver shall affect any notice requirement as to other persons.

      (b) Rating Agencies. Notwithstanding anything herein to the contrary, the Trustee shall give notice to S&P of any of the following events which pertains to the Bonds then rated by S&P:
(i)   the   expiration   or  other  termination,   extension   or
substitution of any Credit Facility, (ii) the redemption or purchase of all Outstanding Bonds; (iii) the conversion of Bonds to a new Mode; (iv) any modification of this Indenture, the Facilities Agreement, a Credit Facility and (v) any change in the entity serving as Remarketing Agent, Trustee or Paying Agent; provided, however, that the Trustee makes this covenant as a matter of courtesy and accommodation only and shall not be liable to any Person for any failure to comply therewith.

      Section 10.03. Time. All references to times of day in this Indenture are references to prevailing Central time in the State of Louisiana.

      Section 10.04. Indenture Not for the Benefit of Other Parties. This Indenture is not intended for the benefit of and shall not be construed to create rights in parties other than the Company, the Issuer, the Trustee, the Paying Agent, the Bank and the Bondholders.

      Section  10.05.    Severability.  In  the  event  that  any
provision  of this Indenture shall be held to be invalid  in  any
circumstance,  such  invalidity  shall  not  affect   any   other
provisions or circumstances.

       Section  10.06.   Counterparts.   This  Indenture  may  be
executed and delivered in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument.

      Section  10.07.   Captions.   The  captions  and  table  of
contents of this Indenture are for convenience only and shall not affect the construction hereof.

      Section 10.08. Governing Law. This instrument shall be governed by the laws of the State of Louisiana.

      Section 10.09. Legal Holidays. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for purchase or redemption of any Bond shall not be a Business Day, then payment of principal, purchase price, premium, if any, or interest may not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for purchase or redemption, and, in the case of such payment, no interest shall accrue from the period from and after such date.

      IN WITNESS WHEREOF, the Issuer, acting through its Board of Commissioners, has caused this Indenture to be executed in its name, and for and on its behalf, by the President of the Issuer and attested by the Secretary of the Issuer, and its corporate seal to be hereunto affixed; and the Trustee, to evidence its acceptance of the trusts hereby created and vested in it, has caused this Indenture to be executed in its name, and for and on its behalf by a Vice President, and its corporate seal to be hereunto affixed, all as of the date first above written.


                           LAKE   CHARLES  HARBOR  AND   TERMINAL
                           DISTRICT

(SEAL)
                         By:__________________________________
                              President


ATTEST:

______________________________________
Secretary




(SEAL)



ATTEST                        FIRST NATIONAL BANK OF
                              COMMERCE



                              By:___________________________
                                   Vice President


By:____________________________________
            Asst. Vice President


(SEAL)


                            Exhibit A

         Form of Request for Construction Account Draws



First National Bank of Commerce, as Trustee
210 Baronne Street, 3rd Floor
New Orleans, Louisiana 70160
Attention: Corporate Trust Trustee Administration

      This request is made by an authorized representative of Global Industries, Ltd. (the "Company") in accordance with
Section 3.02 of that certain Trust Indenture dated as of November 1, 1997 (the "Indenture") by and between Lake Charles Harbor and Terminal District (the "Issuer") and First National Bank of Commerce, as Trustee (the "Trustee"), pursuant to which the Issuer has issued its Port Improvement Revenue Bonds (Global Industries, Ltd. Project) Series 1997 (the "Bonds").

      The Company hereby requests the Trustee to forward to the Company from amounts on deposit in the Facilities Construction Account established under Section 3.02 of the Indenture the amount of $_________. The Company hereby certifies to the Trustee and the Issuer as follows:

     (i)    the  name  and  address  of  each  person,  firm   or
     corporation to whom payment is to be made from such disbursement, or has been made, are as set forth on Schedule
     A hereto;

     (ii) the expenditures in summary form for which payment or reimbursement is requested are set forth on Schedule B hereto;

     (iii) the amount requested to be disbursed is for costs and expenses that have been properly incurred and is for necessary and appropriate services or materials for the acquisition, construction or improvement of the Facilities (as such term is defined in the Indenture), and to the best of the undersigned's knowledge, the fair value of such services or materials is not exceeded by the amount the Company is hereby requesting to be disbursed;

     (iv) no part of the several amounts hereby requested to be disbursed has been or is the basis for the payment of any money in any previous or presently pending request;

     (v) the payment of the amount requested will not result in a breach of the covenants of the Company contained in the Agreement (as such term is defined in the Indenture); and

     (vi) at least 95 percent of the proceeds of the Bonds excluding proceeds used to pay Costs of Issuance (as such term is defined in the Indenture) will be used to provide dock and wharf facilities described in Section 142(a)(2) of the Internal Revenue Code of 1986.

      The Company hereby requests that such funds be disbursed to the Company by wire transfer to the account and pursuant to the instructions specified on Schedule C hereto.

  Respectfully submitted this ____ day of _____________, 199__,


Global Industries, Ltd.


___________________________
Printed Name:


___________________________
Title:



                         TRUST INDENTURE

                        TABLE OF CONTENTS



ARTICLE I:  INTRODUCTION AND DEFINITION
     Section 1.01.     Description of the Indenture and the
                         Parties                            1
     Section 1.02.     Definitions                          2
             (a)  Words                                     2
             (b)  Number and Gender                        10
             (c)  Use of Examples                          10
             (d)  Reerences to Time                        10



ARTICLE II:  ISSUANCE OF BONDS; THE ASSIGNMENT AND PLEDGE;
DEFEASANCE OF THE INDENTURE


Section 2.01.  Issuance of Bonds                           10
Section 2.02.  Assignment and Pledge of the Issuer         10
Section 2.03.  Further Assurances                          11
Section 2.04.  Defeasance                                  11
              (a) Payment, Advance Funding and Defeasance  11
              (b) Notice of Redemption                     12
              (c) Use of Moneys and Government Obligations
                    Set Aside                              12
              (d) No Amendment                             12
Section 2.05.  Release of Indenture                        12



ARTICLE III:  THE BONDS


Section 3.01. The Bonds                                    13
              (a)  Forms of Bonds                          13
                  (i)  Form of Flexible Bond               13
                  (ii)nn      [Reserved Section.]
                  (iii)       Form of Daily Bond           24
                  (v)orm of Weekly Bond                    27
              (b)  Details of the Bonds                    62
                  (i)  General                             62
                  (ii) Book-Entry System                   63
              (c)  Flexible Mode                           65
                 (i)  Determination of Flexible Rates      65
                 (ii) Conversions from the Flexible Mode   65
                 (iii)Mandatory Tender for Purchase        66
              (d)  Daily Mode                              66
                 (i)  Determination of Daily Rates         66
                 (ii) Conversions from Daily Mode          67
                 (iii)Bondholders' Option to Tender
                        Bonds in Daily Mode                68
                 (iv) Events Requiring Mandatory
                        Tender ofDaily Bonds               69
                     (A) Expiration of Credit Facility     69
                     (B) Change in Mode                    69
                     (C) Substitution or Replacement of
                           Credit Facility                 69
              (e)  Weekly Mode                             69
                 (i)  Determination of Weekly Rates        69
                 (ii) Conversions from Weekly Mode         70
                 (iii)Bondholders' Option to Tender
                        Bonds in Weekly Mode               71
                 (iv) Events Requiring Mandatory Tender of
                      Weekly Bonds                         71
                     (A)                                   71
                     (B) Change in Mode                    72
                     (C) Substitution or Replacement of
                           Credit Facility                 72
              (f)  Multiannual Mode                        72
                 (i)  Determination of Multiannual Rate    72
                 (ii) Conversions from Multiannual Mode and
                      Changes of Rate Period               72
                 (iii)Mandatory Tender for Purchase        74
                 (iv) Specification of Redemption Periods and
                      Prices                               74
              (g)  Favorable Opinion of Tax Counsel
                     Required for Certain Conversions.     74
              (h)  Partial Conversions                     74
              (i)  Cancellation and Destruction of Bonds   75
              (j)  Replacement of Bonds                    75
              (k)  Interest on Overdue Principal           76

Section 3.02.  Construction Fund; Payments from Construction
               Fund                                        76
Section 3.03.  [Reserved Section]                          79
Section 3.04   Debt Service Fund                           79
                 (a)  Establishment and Purpose            79
                 (b)  Excess in Debt Service Fund          79
                 (c)  Unclaimed Moneys                     79
Section 3.05.  Application of Moneys                       80
Section 3.06.  Payments by the Company                     81
                 (a)  Facilities Payments by the Company   81
                 (b)  Additional Payments                  81
                 (c)  Drawings on the Credit Facility      81
                      (i)  Debt Service                    81
                      (ii) Tenders for Purchase            82
                      (iii)Use of Credit Facility          82
                 (d)  Payment of Debt Service              82
                 (e)  Company's Purchase of Bonds          83
Section 3.07.   Unconditional Obligation                   83
Section 3.08.   Redemption of Bonds                        83
                 (a)  General                              83
                 (b)  Notice by the Company                84
                 (c)  Payment of Redemption Price and
                        Accrued Interest                   84
                 (d)  Prerequisites to Optional Redemption;
                        Notice of Redemption               84
Section 3.09.   Purchase of Bonds Tendered                 84
                 (a)  Procedure                            85
                      (i) Notice                           85
                      (ii)Sources of Payment               85
                 (b)  Payments by the Paying Agent         86
Section 3.10.   Remarketing of Bonds Tendered              86
                 (a)  General                              86
                 (b)  Remarketing of Bonds Between Notice and
                        Redemption or Conversion Date      88
Section 3.11.   Paying Agent                               88
                 (a)  Appointment and Responsibilities     88
                 (b)  Removal or Resignation of
                        Paying Agent                       91
                 (c)  Successors                           92
Section 3.12.   Remarketing Agent                          92
                 (a)  Qualifications and
                        Responsibilities                   92
                 (b)  Removal or Resignation of
                        Remarketing Agent                  93
                 (c)  Successors                           94
Section 3.13.   Investments                                94
Section 3.14.   Reduction of Credit Facility on Change in
                  Mode                                     96
Section 3.15.   Credit Facilities                          96
                 (a)  Substitution or Replacement          96
                 (b)  Requirements                         97



ARTICLE IV: TAX-EXEMPT STATUS


Section 4.01.    Exemption from Federal Income Taxation    98
Section 4.02.    Covenants Regarding Rebate                98



ARTICLE V: THE FACILITIES


Section 5.01.    Facilities                               100


ARTICLE VI:  DEFAULT AND REMEDIES


Section 6.01.     Default and Waiver                      100
                  (a)  Events of Default; Default         100
                       (i)  Debt Service on Bonds;
                              Required Purchase           100
                       (ii) Other Obligations             101
                       (iii)Events of Bankruptcy          101
                       (iv) Reimbursement Agreement       101
                       (v)  Non-Reinstatement under the
                              Credit Facility             102
                  (b)  Waiver                             102

Section 6.02.     Acceleration                            102
                  (a)  Bonds Not Supported by a
                         Credit Facility                  102
                  (b)  Bonds Supported by a
                         Credit Facility                  103

Section 6.03.     Court Proceedings                       103
Section 6.04.     Revenues after Default                  103
Section 6.05.     The Credit Facility; Acceleration       104
Section 6.06.     Rights of Bondholders                   104
Section 6.07.     Performance of Company's Obligations    104
Section 6.08.     Remedies Cumulative; No Waiver          105
Section 6.09.     Undertaking for Costs                   105
Section 6.10.     Trustee May File Proofs of Claim        105



ARTICLE VII:  THE TRUSTEE


Section 7.01.     Corporate Organization, Authorization and
                    Capacity                              105
Section 7.02.     Rights and Duties of the Trustee        106
                  (a)  Moneys to be Held in Trust         106
                  (b)  Accounts                           106
                  (c)  Performance of the Issuer's
                         Obligations                      106
                  (d)  Responsibility                     106
                  (e)  Limitations on Actions             108
                  (f)  Financial Obligations              109
                  (g)  Ownership of Bond                  109
                  (h)  No Surety Bond                     109
                  (i)  Requests by the Company            109
                  (j)  Authentication of Bonds            110
Section 7.03. Fees and Expenses of the Trustee            110
Section 7.04. Resignation or Removal of Trustee           110
Section 7.05. Successor Trustee                           111



ARTICLE VIII:  THE ISSUER


Section 8.01.  Limited Obligation                         112
Section 8.02.  Rights and Duties of the Issuer            112
               (a)  Remedies of the Issuer                112
               (b)  Limitations on Actions                112
               (c)  Responsibility                        113
Section 8.03.  Expenses of the Issuer                     113
Section 8.04.  Matters to be Considered by Issuer         113
Section 8.05.  Actions by Issuer                          114



ARTICLE IX:  THE BONDHOLDERS


Section 9.01.  Action by Bondholders                      114



ARTICLE X:  MISCELLANEOUS


Section 10.01. Amendments                                 115
               (a)  Without Bondholders' Consent          115
               (b)  With Bondholders' Consent             116
               (c)  General                               116
Section 10.02. Notices                                    117
               (a)  General                               117
               (b)  Rating Agencies                       118
Section 10.03. Time                                       118
Section 10.04. Indenture Not for the Benefit of Other
                 Parties                                  118
Section 10.05. Severability                               119
Section 10.06. Counterparts                               119
Section 10.07. Captions                                   119
Section 10.08. Governing Law                              119
Section 10.09. Legal Holidays                             119





                                        Exhibit 10.5



                 PLEDGE AND SECURITY AGREEMENT



      THIS PLEDGE AND SECURITY AGREEMENT, dated as of November 1,
1997,  is  from Global Industries, Ltd., a Louisiana  corporation
("Pledgor"), and Bank One, Louisiana, National Association, a national banking association (the "Bank").

                            RECITALS

     The Pledgor acknowledges the following:

      A. The Lake Charles Harbor and Terminal District (the "Issuer"), will issue $28,000,000.00 in aggregate principal amount of its Port Improvement Revenue Bonds, Series 1997 (the "Bonds"), pursuant to a Trust Indenture dated as of November 1, 1997 (as amended and supplemented from time to time, the "Indenture") between the Issuer and First National Bank of Commerce, as Trustee (the "Trustee").

      B. Pursuant to a Reimbursement Agreement dated as of November 1, 1997 between the Pledgor and the Bank (the "Reimbursement Agreement"), the Bank will issue its irrevocable letter of credit (the "Letter of Credit") in favor of the Trustee.

     C. The Indenture requires the Trustee to purchase Bonds or Beneficial Ownership Interests (as defined in the Letter of Credit) from the Beneficial Owners (as defined in the Letter of Credit) thereof on such terms and conditions as are set forth in the Indenture and to register such purchased Bonds or Beneficial Ownership Interests (to the extent the purchase price for such purchase is obtained by a drawing under the Letter of Credit) (the "Pledged Bonds") as directed by the Bank.

      D. It is a condition precedent to the issuance of the Letter of Credit by the Bank and to the execution of the Reimbursement Agreement by the Bank that the Pledgor shall have executed and delivered this Pledge and Security Agreement to the Bank.


                           AGREEMENTS

      In consideration of the Recitals and to induce the Bank to enter into the Reimbursement Agreement and issue the Letter of Credit, the Pledgor hereby agrees as follows for the benefit of the Bank:

     1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings assigned in the Reimbursement
Agreement.

       2. Pledge. The Pledgor hereby pledges, assigns, hypothecates, transfers and delivers to the Bank all of the Pledgor's right, title and interest in and to the Pledged Bonds and hereby grants to the Bank a first lien on, and security interest in, such Pledgor's right, title and interest in and to the Pledged Bonds, the interest thereon and all proceeds thereof (collectively, the "Collateral"), as security for the prompt and complete payment when due of all obligations of the Pledgor set forth in the Reimbursement Agreement, the Borrower Documents, and all documents executed by either Pledgor in connection therewith (the "Obligations").

      3. Interest on the Bonds. If, while this Pledge and Security Agreement is in effect, either Pledgor shall become entitled to receive or shall receive any interest payment in respect of the Pledged Bonds, the receiving Pledgor agrees to accept the same as the Bank's agent and to hold the same in trust on behalf of the Bank and to deliver the same forthwith to the Bank. All such interest payments received by the Bank shall be credited against the obligation of the Pledgor to pay interest to the Bank with respect to the Pledged Bonds as set forth in the Reimbursement Agreement.

      4. Release of Pledged Bonds. The Bank agrees to release the Pledged Bonds from the lien of this Pledge and Security Agreement and deliver the Pledged Bonds to the Remarketing Agent in accordance with Section 6 of the Reimbursement Agreement.

      5. Rights of the Bank. The Bank shall not be liable for failure to collect or realize upon the Collateral, or any part thereof, or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. If an Event of Default has occurred and is continuing, the Bank may, without notice, exercise all rights, privileges or options pertaining to any Pledged Bonds as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account for property actually received by the Bank, but the Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

       6.    Representations  Warranties  and  Covenants  of  the
Pledgor. The Pledgor represents and warrants that (a) on the date of delivery to the Bank of any Pledged Bonds, neither the Issuer nor the Trustee will have any right, title or interest in and to the Pledged Bonds; (b) it has, and on the date of delivery to the Bank of any Pledged Bonds will have, full power, authority and legal right to pledge all of its right, title and interest in and to the Pledged Bonds pursuant to this Pledge and Security Agreement; and (c) the pledge, assignment and delivery of such Pledged Bonds pursuant to this Pledge and Security Agreement will create a valid first priority security interest in, all right, title or interest of each Pledgor in or to such Pledged Bonds, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Bonds. The Pledgor covenants and agrees that such Pledgor will defend the Bank's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

      7. No Dispositions, etc. Without the prior written consent of the Bank, the Pledgor agrees to not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, nor to create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Pledge and Security Agreement.


      8. Further Assurances. The Pledgor agrees that, at any time and from time to time upon the written request of the Bank, Pledgor will execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Pledge and Security Agreement.

      9. Severability. Any provision of this Pledge and Security Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10. No Waiver; Cumulative Remedies. The Bank shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Bank, and then only to the extent therein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     11. Binding Effect. This Pledge and Security Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors, assigns, heirs, and personal representatives of the Pledgor, and shall, together with the rights and remedies of the Bank hereunder, inure to the benefit of the Bank and its successors and assigns. This Pledge and Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Louisiana.

                         GLOBAL INDUSTRIES, LTD.

                         By:
                         Name:
                         Title:



                         BANK ONE, LOUISIANA, NATIONAL ASSOCIATION

                         By:
                             Rose M. Miller, Vice President